UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: January 31

Registrant is making a filing for 8 of its series:

Wells Fargo 100% Treasury Money Market Fund, Wells Fargo Cash Investment Money Market Fund, Wells Fargo Government Money Market Fund, Wells Fargo Heritage Money Market Fund, Wells Fargo Money Market Fund, Wells Fargo Municipal Cash Management Money Market Fund, Wells Fargo National Tax-Free Money Market Fund, and Wells Fargo Treasury Plus Money Market Fund.

Date of reporting period: January 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

January 31, 2020

Government Money Market Funds

∎	Wells Fargo 100% Treasury Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Government Money Market Funds  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo 100% Treasury Money Market Fund for the 12-month period that ended January 31, 2020. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns, with U.S. markets leading the way. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.68% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 9.94%. The MSCI EM Index (Net)3 gained a more modest 3.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 9.64%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 3.95%, the Bloomberg Barclays Municipal Bond Index6 gained 8.65%, and the ICE BofA U.S. High Yield Index7 added 9.39%.

The year began with a strong market rebound.

Financial markets opened 2019 on a positive note, as investors were encouraged by the U.S. Federal Reserve (Fed) taking a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. However, concerns over slowing global growth grew more ominous. Fourth-quarter 2018 gross domestic product (GDP), reported in February 2019, grew at an annualized 2.2% rate, down from the levels of the prior two quarters. The Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Government Money Market Funds

Letter to shareholders (unaudited)

products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump,

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

“Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal.”

Government Money Market Funds  |  3

Letter to shareholders (unaudited)

while historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia, that are most exposed to viruses—physical or economic—originating in China.

Following the end of the reporting period, the coronavirus continued its global spread, resulting in disruptions to global markets, including through border closings, restrictions on travel and large gatherings, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, and reduced customer and client activity in multiple markets and sectors. The risk of further spreading of the coronavirus has led to significant uncertainty and volatility in the financial markets. The full extent of the coronavirus’s impact on the global economy cannot necessarily be foreseen and the impacts may be short term or may last for an extended period of time.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Government Money Market Funds

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2020

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class A (WFTXX)	11-8-1999	1.54	0.64	0.32	0.62	0.60

Administrator Class (WTRXX)[3]	6-30-2010	1.84	0.85	0.43	0.35	0.30

Institutional Class (WOTXX)[4]	10-31-2014	1.95	0.93	0.47	0.23	0.20

Service Class (NWTXX)	12-3-1990	1.64	0.71	0.36	0.52	0.50

Sweep Class[5]	6-30-2010	1.34	0.53	0.27	0.78	0.78

Yield summary (%) as of January 31, 20202

	Class A	Administrator Class	Institutional Class	Service Class	Sweep Class

7-day current yield	1.01	1.31	1.41	1.11	0.83

7-day compound yield	1.01	1.32	1.42	1.11	0.83

30-day simple yield	1.02	1.32	1.42	1.12	0.84

30-day compound yield	1.02	1.32	1.42	1.12	0.84

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

6  |  Government Money Market Funds

Performance highlights (unaudited)

Portfolio composition as of January 31, 2020[6]

Effective maturity distribution as of January 31, 2020[6]

Weighted average maturity as of January 31, 2020[7]

40 days

Weighted average life as of January 31, 2020[8]

94 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.30% for Administrator Class, 0.20% for Institutional Class, 0.50% for Service Class, and 0.83% for Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.99%, 1.26%, 1.38%, 1.09%, and 0.83% for Class A, Administrator Class, Institutional Class, Service Class, and Sweep Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of Service Class shares, and includes the higher expenses applicable to Service Class shares. If these expenses had not been included, returns for Administrator Class shares would be higher.

[4]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[5]

Historical performance shown for the Sweep Class shares prior to their inception reflects the performance of Service Class shares, and includes the higher expenses applicable to Service Class shares. If these expenses had not been included, returns for Sweep Class shares would be higher.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[8]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[9]

The Core Personal Consumption Expenditures (PCE) Price Index measures the prices paid by U.S. consumers for domestic goods and services, excluding the prices of food and energy. You cannot invest directly into an index.

Government Money Market Funds  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

The Fund’s fiscal year that ended January 31, 2020, saw the U.S. Federal Reserve (Fed) end the monetary policy normalization actions it had taken over the past several years, which included both raising interest rates and reducing the size of its balance sheet. The fiscal year began with the Fed targeting the range on the federal funds rate at 2.25% to 2.50%. Despite a generally steady domestic economy, with the drag from a slowing factory sector offset by continued solid consumer activity, the Fed sought to counter the economic risks from trade disputes, slowing global growth, and sluggish U.S. manufacturing by lowering its interest rate target three times—in July, September, and October—by 0.25% each. The resulting federal funds target rate at the end of the fiscal year was 1.50% to 1.75%.

In addition to cutting interest rates, the Fed also reversed course on its balance sheet policy. Since 2017, it had shrunk its balance sheet by systematically allowing a portion of the U.S. Treasury and mortgage-backed securities it acquired during its quantitative easing programs to mature without being reinvested, thereby effectively unwinding the policies it used to assist the economy’s recovery from the financial crisis. The Fed abruptly halted this gradual asset reduction by once again reinvesting all of its maturing investments concurrent with its first interest rate cut in July 2019. Later, in October, the Fed completed the reversal by once again expanding its balance sheet, this time by buying $60 billion of Treasury bills (T-bills) per month with the goal of expanding the banking system’s reserves.

During the year, the U.S. economy grew solidly, with gross domestic product clocking in at an average rate of approximately 2.3% on an annualized basis, only modestly slower than the 2.5% rate posted the prior year. Employment remained strong, with the unemployment rate ending the fiscal year at 3.6%, down from 4.0% a year earlier. In addition, the underemployment rate, which includes workers marginally attached to the labor force and those working part time for economic reasons, fell even further, from 8.0% to 6.9% over the same period. Both measures were at or near 50-year lows. Price inflation, however, remained stubbornly below the Fed’s 2% target. After ending the prior fiscal year at 1.8%, the Core PCE Price Index9 deflator, the Fed’s preferred price measure, fell to 1.6% at the end of this fiscal year.

Interest rates on all categories of government money market securities moved lower throughout the year, consistent with the Fed’s moves. In February 2019, the 3-month T-bill yields averaged 2.42%. During January 2020, the last month of the fiscal year, they averaged 1.54%. For the entire fiscal year, the average was 2.01%, down from an average of 2.04% for the prior fiscal year. Similarly, average 6-month T-bill yields were 2.49% in February 2019; 1.55% in January 2020; and 2.01% on average for the whole fiscal year, down from an average of 2.21% in the previous fiscal year. The lower yields on T-bills were due not only to the Fed’s interest rate cuts but also to the Fed’s reserves management purchases of $60 billion per month discussed above.

Our investment strategy remained consistent. We invested in T-bills and U.S. Treasury notes—including floating-rate notes—while taking into account the Fund’s overall level of liquidity and average maturity and seeking to maintain a stable $1.00 net asset value.

Strategic outlook

The economy has continued its solid performance, with a consistently strong labor market and stable—but still below target—inflation. After its third, and last, interest rate reduction of the year in October 2019, the Fed signaled that it intended to keep rates unchanged barring a material change in its outlook. A weaker economy may lead to further cuts, but a stronger economy alone will not necessarily cause higher rates unless it is accompanied by consistently strong inflation. Just as the fiscal year ended, in February and March 2020, the coronavirus began to spread globally, prompting consumers, businesses, and governments to take unusually strong actions in an attempt to limit its impact. In so doing, it appears that there could be a serious toll on the U.S. and global economy. Anticipating this, financial markets experienced a sharp spike in volatility, prompting a series of supportive actions by the Fed. In the face of all this, we continue to believe that our investment strategy, with its focus on capital preservation and liquidity, is as important as ever.

Please see footnotes on page 7.

8  |  Government Money Market Funds

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2019 to January 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2019	Ending account value 1-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,006.34	$3.03	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%

Administrator Class

Actual	$1,000.00	$1,007.86	$1.51	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	$1.53	0.30%

Institutional Class

Actual	$1,000.00	$1,008.37	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%

Service Class

Actual	$1,000.00	$1,006.85	$2.52	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%

Sweep Class

Actual	$1,000.00	$1,005.45	$3.93	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.96	0.78%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Government Money Market Funds  |  9

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Treasury Debt : 104.44%
U.S. Treasury Bill (z)##	1.51%	2-4-2020	$1,078,210,000	$1,078,164,827
U.S. Treasury Bill (z)	1.52	2-18-2020	1,375,080,000	1,374,211,661
U.S. Treasury Bill (z)	1.52	2-11-2020	888,650,000	888,350,141
U.S. Treasury Bill (z)	1.52	3-10-2020	240,000,000	239,635,200
U.S. Treasury Bill (z)	1.53	5-7-2020	15,000,000	14,940,663
U.S. Treasury Bill (z)	1.53	3-17-2020	396,170,000	395,448,331
U.S. Treasury Bill (z)	1.53	3-3-2020	1,030,000,000	1,028,762,644
U.S. Treasury Bill (z)	1.53	7-30-2020	15,000,000	14,887,638
U.S. Treasury Bill (z)	1.53	6-11-2020	15,000,000	14,918,300
U.S. Treasury Bill (z)	1.53	3-24-2020	290,000,000	289,383,750
U.S. Treasury Bill (z)	1.54	2-25-2020	1,130,000,000	1,128,941,665
U.S. Treasury Bill (z)	1.54	4-30-2020	315,000,000	313,834,430
U.S. Treasury Bill (z)	1.54	7-9-2020	20,000,000	19,866,724
U.S. Treasury Bill (z)	1.54	7-16-2020	25,000,000	24,825,750
U.S. Treasury Bill (z)	1.54	2-13-2020	383,680,000	383,515,959
U.S. Treasury Bill (z)	1.54	4-23-2020	265,000,000	264,094,256
U.S. Treasury Bill (z)	1.55	6-18-2020	15,000,000	14,913,017
U.S. Treasury Bill (z)	1.55	7-23-2020	15,000,000	14,890,631
U.S. Treasury Bill (z)	1.55	2-20-2020	336,420,000	336,175,077
U.S. Treasury Bill (z)	1.55	4-16-2020	225,000,000	224,296,949
U.S. Treasury Bill (z)%%	1.55	3-31-2020	290,000,000	289,300,778
U.S. Treasury Bill (z)	1.56	5-21-2020	15,000,000	14,930,340
U.S. Treasury Bill (z)	1.56	7-2-2020	45,000,000	44,709,375
U.S. Treasury Bill (z)	1.56	3-12-2020	285,000,000	284,532,230
U.S. Treasury Bill (z)	1.57	5-14-2020	25,000,000	24,890,934
U.S. Treasury Bill (z)	1.57	5-28-2020	25,000,000	24,875,576
U.S. Treasury Bill (z)	1.57	3-5-2020	245,000,000	244,669,725
U.S. Treasury Bill (z)	1.57	6-25-2020	20,000,000	19,876,067
U.S. Treasury Bill (z)	1.58	4-2-2020	325,000,000	324,164,437
U.S. Treasury Bill (z)	1.58	4-9-2020	370,000,000	368,934,330
U.S. Treasury Bill (z)	1.58	6-4-2020	25,000,000	24,867,156
U.S. Treasury Bill (z)	1.61	2-6-2020	185,000,000	184,975,365
U.S. Treasury Bill (z)	1.61	3-19-2020	305,000,000	304,388,088
U.S. Treasury Bill (z)	1.63	2-27-2020	295,000,000	294,680,297
U.S. Treasury Bill (z)	1.66	3-26-2020	355,000,000	354,154,487
U.S. Treasury Note	1.13	4-30-2020	40,000,000	39,941,718
U.S. Treasury Note	1.25	2-29-2020	70,000,000	69,958,738
U.S. Treasury Note	1.38	2-29-2020	20,000,000	19,990,448
U.S. Treasury Note	1.38	4-30-2020	30,000,000	29,948,921
U.S. Treasury Note	1.38	5-31-2020	10,000,000	9,983,894
U.S. Treasury Note	1.38	8-31-2020	20,000,000	19,942,476
U.S. Treasury Note	1.38	9-15-2020	10,000,000	9,982,910
U.S. Treasury Note	1.50	7-15-2020	50,000,000	49,975,683
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	1.57	4-30-2020	360,000,000	359,999,437
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.04%) ±	1.58	7-31-2020	265,000,000	264,984,721
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	1.58	10-31-2020	335,000,000	334,888,938
U.S. Treasury Note	1.63	6-30-2020	10,000,000	9,990,637
U.S. Treasury Note	1.63	10-15-2020	10,000,000	9,999,447
U.S. Treasury Note	1.63	11-30-2020	10,000,000	9,998,699
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.12%) ±	1.65	1-31-2021	390,000,000	389,844,548
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.14%) ±	1.67	4-30-2021	300,000,000	299,893,462

The accompanying notes are an integral part of these financial statements.

10  |  Government Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Treasury Debt (continued)
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.15%) ±	1.69%	1-31-2022	$40,000,000	$40,000,000
U.S. Treasury Note	1.75	11-15-2020	20,000,000	20,019,399
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.22%) ±	1.76	7-31-2021	170,000,000	169,967,065
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.30%) ±	1.84	10-31-2021	290,000,000	290,192,917
U.S. Treasury Note	2.00	11-30-2020	15,000,000	15,042,449
U.S. Treasury Note	2.13	8-31-2020	20,000,000	20,053,486
U.S. Treasury Note	2.25	2-29-2020	20,000,000	20,002,688
U.S. Treasury Note	2.25	3-31-2020	50,000,000	50,023,663
U.S. Treasury Note	2.38	4-30-2020	15,000,000	15,024,628
U.S. Treasury Note	2.50	5-31-2020	83,833,000	84,011,168
U.S. Treasury Note	2.50	12-31-2020	20,000,000	20,158,948
U.S. Treasury Note	2.63	7-31-2020	130,000,000	130,607,396
U.S. Treasury Note	2.63	11-15-2020	150,000,000	151,136,328
U.S. Treasury Note	2.75	11-30-2020	20,000,000	20,179,825
U.S. Treasury Note	2.88	10-31-2020	60,000,000	60,543,126
U.S. Treasury Note	3.50	5-15-2020	20,000,000	20,089,729
U.S. Treasury Note	3.63	2-15-2020	30,000,000	30,014,868

Total Treasury Debt (Cost $13,954,399,158)				13,954,399,158

Total investments in securities (Cost $13,954,399,158)	104.44%	13,954,399,158

Other assets and liabilities, net	(4.44)	(593,704,212)

Total net assets	100.00%	$13,360,694,946

(z)	Zero coupon security. The rate represents the current yield to maturity.
##	All or a portion of this security is segregated for when-issued securities.
%%	The security is purchased on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  11

Statement of assets and liabilities—January 31, 2020

Assets
Investments in unaffiliated securities, at amortized cost	$13,954,399,158
Cash	145
Receivable for investments sold	492,854,890
Receivable for Fund shares sold	4,499,876
Receivable for interest	4,850,360
Prepaid expenses and other assets	175,660

Total assets	14,456,780,089

Liabilities
Payable for investments purchased	1,078,358,834
Payable for Fund shares redeemed	6,095,258
Management fee payable	1,410,375
Dividends payable	7,486,657
Administration fees payable	1,141,342
Distribution fee payable	171,710
Trustees’ fees and expenses payable	4,180
Accrued expenses and other liabilities	1,416,787

Total liabilities	1,096,085,143

Total net assets	$13,360,694,946

Net assets consist of
Paid-in capital	$13,360,082,196
Total distributable earnings	612,750

Total net assets	$13,360,694,946

Computation of net asset value per share
Net assets – Class A	$468,360,481
Shares outstanding – Class A1	468,324,093
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$554,446,907
Shares outstanding – Administrator Class[1]	554,395,932
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$7,564,484,912
Shares outstanding – Institutional Class[1]	7,563,853,563
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$4,230,536,664
Shares outstanding – Service Class[1]	4,230,174,073
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$542,865,982
Shares outstanding – Sweep Class[1]	542,824,083
Net asset value per share – Sweep Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

12  |  Government Money Market Funds

Statement of operations—year ended January 31, 2020

Investment income
Interest	$260,758,828

Expenses
Management fee	19,493,460
Administration fees
Class A	848,941
Administrator Class	597,482
Institutional Class	5,866,197
Service Class	4,313,519
Sweep Class	139,729
Shareholder servicing fees
Class A	964,706
Administrator Class	597,132
Service Class	8,979,276
Sweep Class	1,164,410
Distribution fee
Sweep Class	1,630,174
Custody and accounting fees	243,234
Professional fees	52,863
Registration fees	124,046
Shareholder report expenses	63,234
Trustees’ fees and expenses	21,265
Other fees and expenses	65,862

Total expenses	45,165,530
Less: Fee waivers and/or expense reimbursements
Class A	(120,669)
Administrator Class	(382,083)
Institutional Class	(3,118,686)
Service Class	(1,109,857)

Net expenses	40,434,235

Net investment income	220,324,593
Net realized gains on investments	1,197,710

Net increase in net assets resulting from operations	$221,522,303

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  13

Statement of changes in net assets

	Year ended January 31, 2020		Year ended January 31, 2019

Operations
Net investment income		$220,324,593		$174,142,362
Net realized gains (losses) on investments		1,197,710		(440,382)

Net increase in net assets resulting from operations		221,522,303		173,701,980

Distributions to shareholders from net investment income and net realized gains
Class A		(5,743,559)		(3,585,269)
Administrator Class		(11,061,889)		(12,151,739)
Institutional Class		(141,126,498)		(112,222,067)
Service Class		(56,995,623)		(40,839,299)
Sweep Class		(6,082,256)		(4,851,067)

Total distributions to shareholders		(221,009,825)		(173,649,441)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,190,400,202	1,190,400,202	1,137,578,905	1,137,578,905
Administrator Class	2,451,512,619	2,451,512,619	2,946,536,440	2,946,536,440
Institutional Class	25,146,673,331	25,146,673,331	20,906,716,859	20,906,716,859
Service Class	18,262,618,012	18,262,618,012	16,011,789,165	16,011,789,165
Sweep Class	4,752,687,515	4,752,687,515	4,479,924,845	4,479,924,845

		51,803,891,679		45,482,546,214

Reinvestment of distributions
Class A	5,712,034	5,712,034	3,581,445	3,581,445
Administrator Class	6,629,965	6,629,965	6,604,565	6,604,565
Institutional Class	90,583,672	90,583,672	78,887,331	78,887,331
Service Class	17,911,478	17,911,478	9,489,778	9,489,778
Sweep Class	6,057,655	6,057,655	4,851,067	4,851,067

		126,894,804		103,414,186

Payment for shares redeemed
Class A	(1,111,780,649)	(1,111,780,649)	(1,048,396,260)	(1,048,396,260)
Administrator Class	(2,595,952,750)	(2,595,952,750)	(3,175,348,441)	(3,175,348,441)
Institutional Class	(24,969,710,678)	(24,969,710,678)	(18,389,742,128)	(18,389,742,128)
Service Class	(16,846,608,441)	(16,846,608,441)	(16,170,354,767)	(16,170,354,767)
Sweep Class	(4,634,944,630)	(4,634,944,630)	(4,547,426,565)	(4,547,426,565)

		(50,158,997,148)		(43,331,268,161)

Net increase in net assets resulting from capital share transactions		1,771,789,335		2,254,692,239

Total increase in net assets		1,772,301,813		2,254,744,778

Net assets
Beginning of period		11,588,393,133		9,333,648,355

End of period		$13,360,694,946		$11,588,393,133

The accompanying notes are an integral part of these financial statements.

14  |  WGovernment Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1,2]
Net realized gains (losses) on investments	0.00 [1]	(0.00)[3]	(0.00)[3]	0.00 [1]	(0.00)[3]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	(0.00)[3]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.54%	1.35%	0.32%	0.01%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.63%	0.71%	0.79%	0.79%	0.79%
Net expenses	0.60%	0.62%	0.64%	0.36%	0.08%
Net investment income	1.49%	1.35%	0.31%	0.00%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$468,360	$384,013	$291,246	$363,639	$464,176

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

[3]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  15

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	(0.00)[2]	(0.00)[2]	0.00 [1]	(0.00)[2]

Total from investment operations	0.02	0.02	0.01	0.00 [1]	(0.00)[2]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.84%	1.67%	0.67%	0.07%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.44%	0.52%	0.52%	0.51%
Net expenses	0.30%	0.30%	0.30%	0.30%	0.08%
Net investment income	1.85%	1.63%	0.65%	0.06%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$554,447	$692,247	$914,471	$1,226,947	$1,945,991

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

16  |  Government Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	(0.00)[2]	(0.00)[2]	0.00 [1]	(0.00)[2]

Total from investment operations	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.95%	1.77%	0.77%	0.17%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.24%	0.31%	0.40%	0.40%	0.40%
Net expenses	0.20%	0.20%	0.20%	0.20%	0.11%
Net investment income	1.92%	1.79%	0.78%	0.18%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$7,564,485	$7,296,690	$4,700,731	$3,566,678	$632,263

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	(0.00)[2]	(0.00)[2]	0.00 [1]	(0.00)[2]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	(0.00)[2]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.64%	1.46%	0.46%	0.01%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.61%	0.69%	0.69%	0.69%
Net expenses	0.50%	0.50%	0.50%	0.36%	0.09%
Net investment income	1.58%	1.45%	0.45%	0.00%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$4,230,537	$2,796,397	$2,945,498	$3,337,172	$5,614,425

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

18  |  Government Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	(0.00)[2]	(0.00)[2]	0.00 [1]	(0.00)[2]

Total from investment operations	0.01	0.01	0.00 [1]	0.00 [1]	(0.00)[2]
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.34%	1.13%	0.18%	0.01%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.87%	0.95%	1.11%	1.14%
Net expenses	0.79%	0.83%	0.77%	0.36%	0.09%
Net investment income	1.30%	1.14%	0.16%	0.00%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$542,866	$419,046	$481,702	$672,256	$473,246

[1]	Amount is less than $0.005.

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  19

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo 100% Treasury Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20  |  Government Money Market Funds

Notes to financial statements

As of January 31, 2020, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Treasury debt	$0	$13,954,399,158	$0	$13,954,399,158

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended January 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

	Management fee

Average daily net assets	Current rate	Rate prior to June 1, 2019

First $5 billion	0.15%	0.20%

Next $5 billion	0.14	0.19

Over $10 billion	0.13	0.18

For the year ended January 31, 2020, the management fee was equivalent to an annual rate of 0.16% of the Fund’s average daily net assets.

Government Money Market Funds  |  21

Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A	0.22%

Administrator Class	0.10

Institutional Class	0.08

Service Class	0.12

Sweep Class	0.03

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 0.30% for Administrator Class shares, 0.20% for Institutional Class shares, 0.50% for Service Class shares, and 0.83% for Sweep Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of the average daily net assets of Sweep shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $221,009,825 and $173,649,441 of ordinary income for the years ended January 31, 2020 and January 31, 2019, respectively.

As of January 31, 2020, distributable earnings on a tax basis consisted of $8,102,606 in undistributed ordinary income.

22  |  Government Money Market Funds

Notes to financial statements

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

8. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19.

Government Money Market Funds  |  23

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo 100% Treasury Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 31, 2020

24  |  Government Money Market Funds

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2020, $220,819,069 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2020, $97,153 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2020, 100% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

Government Money Market Funds  |  25

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

26  |  Government Money Market Funds

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Government Money Market Funds  |  27

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.
[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

28  |  Government Money Market Funds

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-03786 03-20

A300/AR300 01-20

Annual Report

January 31, 2020

Institutional Money Market Funds

∎	Wells Fargo Cash Investment Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Institutional Money Market Funds  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Cash Investment Money Market Fund for the 12-month period that ended January 31, 2020. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns, with U.S. markets leading the way. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.68% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 9.94%. The MSCI EM Index (Net)3 gained a more modest 3.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 9.64%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 3.95%, the Bloomberg Barclays Municipal Bond Index6 gained 8.65%, and the ICE BofA U.S. High Yield Index7 added 9.39%.

The year began with a strong market rebound.

Financial markets opened 2019 on a positive note, as investors were encouraged by the U.S. Federal Reserve (Fed) taking a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. However, concerns over slowing global growth grew more ominous. Fourth-quarter 2018 gross domestic product (GDP), reported in February 2019, grew at an annualized 2.2% rate, down from the levels of the prior two quarters. The Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Institutional Money Market Funds

Letter to shareholders (unaudited)

products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump, while

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

“Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal.”

Institutional Money Market Funds  |  3

Letter to shareholders (unaudited)

historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia, that are most exposed to viruses—physical or economic—originating in China.

Following the end of the reporting period, the coronavirus continued its global spread, resulting in disruptions to global markets, including through border closings, restrictions on travel and large gatherings, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, and reduced customer and client activity in multiple markets and sectors. The risk of further spreading of the coronavirus has led to significant uncertainty and volatility in the financial markets. The full extent of the coronavirus’s impact on the global economy cannot necessarily be foreseen and the impacts may be short term or may last for an extended period of time.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Institutional Money Market Funds

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2020

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Administrator Class (WFAXX)	7-31-2003	2.04	1.05	0.53	0.37	0.33

Institutional Class (WFIXX)	10-14-1987	2.17	1.17	0.62	0.25	0.20

Select Class (WFQXX)	6-29-2007	2.24	1.24	0.69	0.21	0.13

Service Class (NWIXX)	10-14-1987	1.87	0.91	0.46	0.54	0.50

Yield summary (%) as of January 31, 20202

	Administrator Class	Institutional Class	Select Class	Service Class

7-day current yield	1.49	1.62	1.69	1.32

7-day compound yield	1.50	1.63	1.70	1.33

30-day simple yield	1.50	1.63	1.70	1.33

30-day compound yield	1.51	1.65	1.72	1.34

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

6  |  Institutional Money Market Funds

Performance highlights (unaudited)

Portfolio composition as of January 31, 2020[3]

Effective maturity distribution as of January 31, 2020[3]

Weighted average maturity as of January 31, 2020[4]

28 days

Weighted average life as of January 31, 2020[5]

62 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.33% for Administrator Class, 0.20% for Institutional Class, 0.13% for Select Class, and 0.50% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 1.46%, 1.58%, 1.62%, and 1.29% for Administrator Class, Institutional Class, Select Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[4]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[5]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Institutional Money Market Funds  |  7

Performance highlights (unaudited)

MANAGERS’ DISCUSSION

The money market sector is heavily influenced by the Federal Open Market Committee’s (FOMC’s) assessment of the economy, its target rates, and expectations of changes to those target rates. Consequently, we try to glean insight about rate moves by dissecting Federal Reserve (Fed) statements and Fed member speeches and by analyzing the Summary of Economic Projections (SEP).

Even as the economic landscape was showing signs of sputtering growth toward the end of 2018, the FOMC raised rates in December. The Fed led us into 2019 indicating that the December rate increase might be the last move in the tightening cycle that had begun two years earlier. But expectations were that the economy was still expanding, albeit at a less robust pace. It therefore seemed reasonable to assume that the move got us to where we needed to be, at a target rate level low enough to not extinguish growth and perhaps let inflation rise to the 2% target but high enough to trim the wings a little. “Patience” was the key word introduced to the lexicon. And after a pause to refresh, rates might continue back on their higher track.

The patient pause didn’t last long. By March, the SEP array exhibited a dovish bias with no participants expecting a hike and one anticipating a cut. In addition to the pause, other signs pointing to the possibility of a cut included the tightening of the London Interbank Offered Rate (LIBOR)/Overnight Interest Swap (OIS) rate from its relatively wide spread of 42.5 basis points (bps; 100 bps equal 1.00%) at the end of 2018 to a low of 14.5 bps in June 2019. By May, more indicators confirmed that this was not a pause on the way to higher rates. In fact, it was looking like a pause before lower rates. While household spending and business fixed investment were slowing, personal consumption expenditures had ticked up and nonfarm payrolls came in strong. Overshadowing everything were trade tensions as negotiations with China, Mexico, Japan, and Europe broke down in various forms. With the central question of what would be the economic impacts of tariffs and trade wars unanswered, equities sold off and a flight to quality ensued. U.S. Treasury yields fell 34–36 bps, with 2-, 3-, and 5-year notes all yielding less than 2%. At that point, federal funds futures showed more than a 70% chance of a 25-bp cut at the September FOMC meeting.

At the June FOMC meeting, the Fed downgraded its growth assessment from solid to moderate and removed the word “patient” from its statement, focusing on increased uncertainties in the outlook. The SEP showed a downward shift in rates expectations and now seemed to be queuing up for an ease at the conclusion of the July FOMC meeting. Sentiment had seemingly turned on a dime. Consumers were still consuming, but trade tensions and the weak business sector had participants asking if a recession was looming.

Fast forward to period-end with a total of three consecutive easings—in July, September, and October—and maybe, just maybe, the FOMC executed the perfect landing. Fed Chair Powell set a high bar for further rate cuts after the October move, saying the cumulative easing to date would continue to provide support for the economy as monetary policy stimulus traditionally operates with a lag. That high bar was reiterated in December when it was made clear that the Fed expected to be on hold possibly through the election. No surprises came at the conclusion of the January 2020 meeting, with no change in the target rate range and the statement reflecting a willingness to appropriately continue economic expansion and achieve inflation around 2%.

Strategic outlook

At the close of the reporting period, we were focused on a few unresolved items that could influence markets for the remainder of the calendar year, namely Brexit; trade issues and tariffs; the conclusion or continuation of temporary Fed liquidity operations, Fed Treasury bill purchases, and other quantitative easing measures; and finally, the election. With the Fed appearing to be on hold for now, credit fundamentals continue to be supportive and the yield curve is slightly positively sloped.

However, just as the fiscal year ended, in February and March 2020, the coronavirus began to spread globally, prompting consumers, businesses, and governments to take unusually strong actions in an attempt to limit its impact. In so doing, it appears that there could be a serious toll on the U.S. and global economy. In the face of this uncertainty, equity and bond markets experienced sharp outflows, and short term markets, especially government markets, experienced a high degree of inflows. With liquidity at a premium, volatility flowed through to the short end of the credit markets, prompting a series of supportive actions by the Fed. In the face of all this, we continue to believe that our investment strategy, with its focus on capital preservation and liquidity, is as important as ever.

8  |  Institutional Money Market Funds

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2019 to January 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2019	Ending account value 1-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Administrator Class

Actual	$1,000.00	$1,008.89	$1.67	0.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.48	$1.68	0.33%

Institutional Class

Actual	$1,000.00	$1,009.55	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%

Select Class

Actual	$1,000.00	$1,009.90	$0.66	0.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%

Service Class

Actual	$1,000.00	$1,008.02	$2.52	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Institutional Money Market Funds  |  9

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Certificates of Deposit: 15.97%
Bank of Montreal (1 Month LIBOR +0.18%) ±	1.94%	4-3-2020	$10,000,000	$10,001,765
Bank of Montreal (3 Month LIBOR +0.06%) ±	1.95	3-12-2020	7,000,000	7,001,064
Bank of Montreal (1 Month LIBOR +0.18%) ±	1.96	5-1-2020	5,000,000	5,001,032
Bank of Montreal (3 Month LIBOR +0.14%) ±	2.04	11-18-2020	7,000,000	7,005,461
Bank of Nova Scotia (3 Month LIBOR +0.09%) ±	1.94	2-10-2021	7,000,000	7,000,656
Bank of Nova Scotia (3 Month LIBOR +0.05%) ±	1.96	4-3-2020	13,000,000	13,001,910
Bank of Nova Scotia	2.00	3-3-2020	5,000,000	5,001,792
Bank of Nova Scotia (3 Month LIBOR +0.10%) ±	2.00	8-4-2020	6,000,000	6,002,384
Bank of Nova Scotia (3 Month LIBOR +0.13%) ±144A	2.03	11-9-2020	4,000,000	4,002,742
Canadian Imperial Bank (1 Month LIBOR +0.18%) ±	1.91	4-6-2020	10,000,000	10,002,893
Canadian Imperial Bank (1 Month LIBOR +0.18%) ±	1.96	5-1-2020	6,000,000	6,002,476
China Construction Bank Corporation NY (1 Month LIBOR +0.21%) ±	1.87	10-27-2020	15,000,000	14,997,962
Cooperatieve Rabobank UA	1.85	5-20-2020	11,000,000	11,003,615
Credit Industriel et Commercial NY (1 Month LIBOR +0.22%) ±	1.88	4-24-2020	7,000,000	7,002,036
Credit Suisse New York (3 Month LIBOR +0.24%) ±	2.15	12-4-2020	7,000,000	7,008,601
Mitsubishi Trust & Bank Company (1 Month LIBOR +0.20%) ±	1.93	5-6-2020	13,000,000	13,002,567
Mizuho Bank Limited	1.58	2-3-2020	2,050,000	2,050,000
Mizuho Bank Limited	1.87	5-5-2020	7,000,000	7,003,171
Mizuho Bank Limited (1 Month LIBOR +0.27%) ±	1.98	6-8-2020	15,000,000	15,010,152
MUFG Bank Limited of New York (3 Month LIBOR +0.14%) ±	2.04	5-11-2020	5,000,000	5,001,472
MUFG Bank Limited of New York (3 Month LIBOR +0.18%) ±	2.10	2-27-2020	7,000,000	7,001,280
National Bank of Canada (3 Month LIBOR +0.07%) ±144A	1.98	5-1-2020	2,000,000	2,000,433
Natixis NY (3 Month LIBOR +0.20%) ±	2.10	11-13-2020	6,000,000	6,006,444
Nordea Bank AB (1 Month LIBOR +0.25%) ±	1.93	5-11-2020	10,000,000	10,004,531
Nordea Bank AB (3 Month LIBOR +0.15%) ±	2.00	10-13-2020	6,000,000	6,004,926
Norinchukin Bank	1.78	7-15-2020	15,000,000	15,003,268
Norinchukin Bank	1.90	3-5-2020	7,000,000	7,001,912
Norinchukin Bank	1.95	4-21-2020	7,000,000	7,004,375
Norinchukin Bank	2.02	2-21-2020	11,000,000	11,002,637
Norinchukin Bank	2.20	2-4-2020	5,000,000	5,000,331
Oversea-Chinese Banking (1 Month LIBOR +0.15%) ±	1.88	2-6-2020	5,000,000	5,000,287
Oversea-Chinese Banking	1.90	3-11-2020	15,000,000	15,003,084
Skandinaviska Enskilda Bank AB (3 Month LIBOR +0.15%) ±	2.06	10-2-2020	7,000,000	7,004,113
Sumitomo Mitsui Banking Corporation 144A(z)	1.72	4-1-2020	3,225,000	3,216,033
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.12%) ±	1.78	7-28-2020	10,000,000	10,000,132
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.20%) ±	1.91	7-7-2020	12,000,000	12,006,398
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.27%) ±	1.93	4-24-2020	5,000,000	5,002,036
Sumitomo Mitsui Trust NY (1 Month LIBOR +0.26%) ±	1.94	4-14-2020	13,000,000	13,004,035
Svenska Handelsbanken (1 Month LIBOR +0.22%) ±	1.87	7-22-2020	17,000,000	17,010,606
Svenska Handelsbanken (3 Month LIBOR +0.16%) ±	2.00	10-16-2020	7,000,000	7,006,303

Total Certificates of Deposit (Cost $332,264,902)				332,386,915

Commercial Paper: 51.27%

Asset-Backed Commercial Paper: 28.52%
Albion Capital Corporation (z)	1.70	2-4-2020	5,000,000	4,999,144
Anglesea Funding LLC (1 Month LIBOR +0.15%) ±144A	1.80	7-27-2020	11,000,000	10,999,672
Anglesea Funding LLC (1 Month LIBOR +0.23%) ±144A	1.89	5-20-2020	11,000,000	11,004,822
Anglesea Funding LLC (3 Month LIBOR +0.12%) ±144A	2.02	5-15-2020	15,000,000	15,000,014
Antalis US Funding Corporation 144A(z)	1.83	4-3-2020	6,730,000	6,710,108
Atlantic Asset Securitization Corporation 144A(z)	1.79	4-7-2020	10,000,000	9,968,194
Atlantic Asset Securitization Corporation 144A(z)	1.79	6-15-2020	10,000,000	9,934,153
Atlantic Asset Securitization Corporation 144A(z)	1.91	4-8-2020	3,000,000	2,990,304
Barton Capital Corporation 144A(z)	1.83	4-8-2020	7,000,000	6,976,795
Barton Capital Corporation 144A(z)	2.10	2-24-2020	3,000,000	2,996,546
Bedford Row Funding Corporation (1 Month LIBOR +0.24%) ±144A	1.89	7-20-2020	6,000,000	6,003,156
Bedford Row Funding Corporation (1 Month LIBOR +0.15%) ±144A	1.91	2-3-2020	3,000,000	3,000,100

The accompanying notes are an integral part of these financial statements.

10  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Bedford Row Funding Corporation (3 Month LIBOR +0.09%) ±144A	2.00%	10-7-2020	$7,000,000	$7,002,791
Bedford Row Funding Corporation (3 Month LIBOR +0.13%) ±144A	2.03	11-24-2020	3,000,000	3,001,911
Cedar Spring Capital Corporation 144A(z)	1.69	2-6-2020	7,998,000	7,995,739
Cedar Spring Capital Corporation 144A(z)	1.96	4-1-2020	4,000,000	3,987,929
Cedar Spring Capital Corporation 144A(z)	2.01	3-18-2020	8,000,000	7,981,586
Chariot Funding LLC 144A(z)	1.65	2-10-2020	4,000,000	3,998,229
Chesham Finance Limited 144A(z)	1.64	2-3-2020	25,000,000	24,996,604
Chesham Finance Limited 144A(z)	1.64	2-3-2020	5,000,000	4,999,321
Chesham Finance Limited 144A(z)	1.64	2-3-2020	7,000,000	6,999,035
Collateralized Commercial Paper Flex Company LLC (1 Month LIBOR +0.20%) ±144A	1.86	6-23-2020	3,000,000	3,001,140
Collateralized Commercial Paper Flex Company LLC (3 Month LIBOR +0.12%) ±144A	1.99	1-6-2021	12,000,000	12,002,164
Collateralized Commercial Paper V Company LLC (3 Month LIBOR +0.05%) ±	1.83	10-27-2020	10,000,000	10,000,000
Collateralized Commercial Paper V Company LLC (3 Month LIBOR +0.10%) ±	2.01	9-28-2020	5,000,000	5,002,256
Columbia Funding Company 144A(z)	2.02	5-15-2020	5,000,000	4,974,698
Columbia Funding Company 144A(z)	2.02	6-2-2020	4,000,000	3,975,974
Columbia Funding Company 144A(z)	2.02	6-3-2020	8,000,000	7,951,475
Columbia Funding Company 144A(z)	2.02	6-9-2020	5,000,000	4,967,915
Concord Minutemen Capital Company 144A(z)	1.62	2-4-2020	18,000,000	17,996,782
Concord Minutemen Capital Company 144A(z)	1.89	7-10-2020	7,000,000	6,944,276
Concord Minutemen Capital Company 144A(z)	1.93	3-6-2020	3,000,000	2,995,120
Concord Minutemen Capital Company 144A(z)	1.96	5-15-2020	6,043,000	6,012,332
Concord Minutemen Capital Company 144A(z)	1.96	4-1-2020	3,000,000	2,991,353
Concord Minutemen Capital Company 144A(z)	2.01	3-18-2020	8,000,000	7,982,422
Crown Point Capital Company (1 Month LIBOR +0.30%) ±144A	1.99	6-8-2020	14,000,000	14,002,093
Glencove Funding LLC (3 Month LIBOR +0.12%) ±144A	2.02	5-20-2020	14,000,000	14,001,208
Gotham Funding Corporation 144A(z)	2.01	3-5-2020	20,000,000	19,968,361
Great Bridge Capital Company LLC 144A(z)	1.79	5-26-2020	3,000,000	2,983,886
Great Bridge Capital Company LLC 144A(z)	1.83	5-20-2020	11,000,000	10,944,104
Institutional Secured Funding LLC 144A(z)	1.70	2-3-2020	15,000,000	14,997,994
Institutional Secured Funding LLC 144A(z)	1.73	2-7-2020	30,000,000	29,990,550
Kells Funding LLC 144A(z)	1.87	2-21-2020	5,000,000	4,995,392
Kells Funding LLC 144A(z)	1.88	4-16-2020	7,000,000	6,976,045
Kells Funding LLC 144A(z)	1.88	4-15-2020	5,000,000	4,983,125
Kells Funding LLC 144A(z)	2.02	3-13-2020	6,000,000	5,988,898
Kells Funding LLC 144A(z)	2.03	3-18-2020	3,800,000	3,792,107
Kells Funding LLC 144A(z)	2.07	3-24-2020	8,000,000	7,981,214
Legacy Capital Company 144A(z)	1.70	2-12-2020	8,797,000	8,792,194
Legacy Capital Company 144A(z)	2.11	3-16-2020	5,000,000	4,989,500
Lexington Parker Capital Company LLC 144A(z)	1.60	2-5-2020	25,000,000	24,994,368
Lexington Parker Capital Company LLC 144A(z)	1.63	2-6-2020	15,000,000	14,995,935
Liberty Funding LLC 144A(z)	2.12	3-18-2020	3,000,000	2,993,408
LMA Americas LLC 144A(z)	1.82	7-6-2020	2,300,000	2,282,747
LMA Americas LLC 144A(z)	1.91	5-22-2020	4,700,000	4,675,362
LMA Americas LLC 144A(z)	2.00	2-25-2020	11,000,000	10,988,106
LMA Americas LLC 144A(z)	2.06	2-5-2020	6,000,000	5,998,625
LMA Americas LLC 144A(z)	2.13	2-20-2020	10,000,000	9,991,344
Manhattan Asset Funding Company LLC 144A(z)	1.68	2-18-2020	4,000,000	3,996,760
Manhattan Asset Funding Company LLC 144A(z)	1.90	2-7-2020	5,000,000	4,998,425
Matchpoint Finance plc 144A(z)	1.65	2-10-2020	5,000,000	4,997,804
Matchpoint Finance plc 144A(z)	1.95	2-24-2020	5,000,000	4,994,643
Matchpoint Finance plc (1 Month LIBOR +0.29%) ±144A	1.99	4-9-2020	7,000,000	7,002,817
Mountcliff Funding LLC 144A(z)	1.68	2-3-2020	15,000,000	14,997,994
Mountcliff Funding LLC (1 Month LIBOR +0.20%) ±144A	1.85	4-24-2020	15,000,000	15,001,306

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  11

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Mountcliff Funding LLC 144A(z)	2.01%	2-4-2020	$2,000,000	$1,999,642
Nieuw Amsterdam Receivables Corporation 144A(z)	1.78	3-4-2020	14,000,000	13,978,543
Regency Markets No.1 LLC 144A(z)	1.65	2-14-2020	3,000,000	2,998,080
Ridgefield Funding Company (1 Month LIBOR +0.30%) ±144A	1.95	4-22-2020	5,000,000	5,002,321
Thunder Bay Funding LLC 144A(z)	2.01	3-17-2020	6,000,000	5,987,427
Versailles CDS LLC 144A(z)	2.06	2-14-2020	3,000,000	2,998,152
Victory Receivables 144A(z)	1.81	3-11-2020	14,000,000	13,973,913

				593,578,453

Financial Company Commercial Paper: 11.71%
Australia & New Zealand Banking Group Limited 144A(z)	1.88	5-21-2020	3,000,000	2,984,025
Australia & New Zealand Banking Group Limited (3 Month LIBOR +0.11%) ±144A	2.03	11-27-2020	3,000,000	3,001,687
Commonwealth Bank of Australia (1 Month LIBOR +0.17%) ±144A	1.95	4-2-2020	10,000,000	10,000,880
Commonwealth Bank of Australia (3 Month LIBOR +0.12%) ±144A	2.03	11-9-2020	6,000,000	6,003,656
Commonwealth Bank of Australia (3 Month LIBOR +0.15%) ±144A	2.08	9-24-2020	7,000,000	7,005,724
Commonwealth Bank of Australia (3 Month LIBOR +0.45%) ±144A	2.34	3-10-2020	3,000,000	3,001,759
DBS Bank Limited 144A(z)	1.82	7-6-2020	15,000,000	14,886,175
DBS Bank Limited 144A(z)	1.86	4-14-2020	10,000,000	9,965,611
DBS Bank Limited 144A(z)	1.90	6-26-2020	14,000,000	13,900,644
DBS Bank Limited (3 Month LIBOR +0.06%) ±144A	1.95	6-11-2020	7,000,000	6,999,982
DBS Bank Limited 144A(z)	2.27	2-28-2020	4,000,000	3,994,882
Dexia Credit Local SA (z)	1.87	4-15-2020	17,000,000	16,933,948
Dexia Credit Local SA 144A	1.88	3-23-2020	8,000,000	8,001,844
Federation des Caisses (3 Month LIBOR +0.10%) ±144A	1.99	9-9-2020	13,000,000	12,999,966
ING US Funding LLC (1 Month LIBOR +0.20%) ±144A	1.86	5-19-2020	7,000,000	7,002,408
ING US Funding LLC (3 Month LIBOR +0.19%) ±144A	2.10	10-1-2020	7,000,000	7,005,009
National Australia Bank Limited (1 Month LIBOR +0.16%) ±144A	1.82	5-19-2020	3,000,000	3,000,670
National Australia Bank Limited (1 Month LIBOR +0.13%) ±144A	1.82	2-7-2020	6,000,000	6,000,341
National Australia Bank Limited (1 Month LIBOR +0.26%) ±144A	1.92	6-19-2020	4,000,000	4,002,652
National Australia Bank Limited (3 Month LIBOR +0.12%) ±144A	2.01	12-11-2020	7,000,000	7,004,115
Ontario Teachers Finance Trust 144A(z)	1.81	7-20-2020	8,000,000	7,936,806
Ontario Teachers Finance Trust 144A(z)	2.10	3-12-2020	7,000,000	6,987,643
Ontario Teachers Finance Trust 144A(z)	2.20	3-6-2020	2,000,000	1,996,986
Oversea-Chinese Banking Corporation Limited (3 Month LIBOR +0.04%) ±144A	1.94	2-18-2020	7,000,000	7,000,398
Oversea-Chinese Banking Corporation Limited (1 Month LIBOR +0.20%) ±144A	1.90	4-9-2020	6,000,000	6,001,386
Oversea-Chinese Banking Corporation Limited (1 Month LIBOR +0.24%) ±144A	1.97	6-5-2020	10,000,000	10,005,502
Oversea-Chinese Banking Corporation Limited (3 Month LIBOR +0.10%) ±144A	2.01	8-14-2020	5,000,000	4,999,732
Royal Bank of Canada (3 Month LIBOR +0.30%) ±	2.10	7-22-2020	4,000,000	4,004,971
Starbird Funding Corporation 144A(z)	2.02	4-6-2020	8,000,000	7,975,008
Sumitomo Mitsui Trust Bank 144A(z)	1.95	2-28-2020	8,000,000	7,989,895
Toronto Dominion Bank (3 Month LIBOR +0.12%) ±	1.97	10-13-2020	5,000,000	5,002,731
Toronto Dominion Bank (3 Month LIBOR +0.14%) ±144A	2.05	11-13-2020	5,000,000	5,003,835
Toronto Dominion Bank (3 Month LIBOR +0.19%) ±144A	2.14	9-28-2020	4,000,000	4,004,099
Toronto Dominion Bank (3 Month LIBOR +0.28%) ±	2.17	6-11-2020	7,000,000	7,008,008
United Overseas Bank Limited 144A(z)	1.85	2-4-2020	4,000,000	3,999,334

				243,612,312

Other Commercial Paper: 11.04%
BNG Bank NV 144A(z)	1.56	2-3-2020	10,000,000	9,998,671
BNG Bank NV (1 Month LIBOR +0.20%) ±144A	1.86	5-26-2020	7,000,000	7,001,586
BNG Bank NV 144A(z)	1.92	5-18-2020	9,000,000	8,957,016

The accompanying notes are an integral part of these financial statements.

12  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

Other Commercial Paper (continued)
BNG Bank NV (z)	2.02%	4-15-2020	$7,000,000	$6,977,323
Caisse des Depots 144A(z)	1.57	2-3-2020	20,000,000	19,997,450
Caisse des Depots 144A(z)	1.70	4-22-2020	4,000,000	3,984,976
Caisse des Depots 144A(z)	2.02	3-16-2020	12,000,000	11,975,700
China International Marine Containers (z)	2.05	2-4-2020	14,000,000	13,997,612
Erste Abwicklungsanstalt 144A(z)	1.60	2-5-2020	8,000,000	7,998,272
Erste Bank der oesterreichischen Sparkassen AG (1 Month LIBOR +0.22%) ±144A	1.88	3-27-2020	8,000,000	8,001,804
European Investment Bank (z)	1.57	2-4-2020	25,000,000	24,995,745
Komatsu Finance America Incorporated 144A(z)	1.69	2-13-2020	8,000,000	7,995,459
Mercy Health (z)	1.70	2-12-2020	3,000,000	2,998,426
Nederlandse Waterschapsbank NV 144A(z)	1.87	4-14-2020	6,000,000	5,979,736
Nederlandse Waterschapsbank NV 144A(z)	2.02	2-10-2020	7,000,000	6,997,033
Nederlandse Waterschapsbank NV 144A(z)	2.05	3-2-2020	11,000,000	10,984,844
NRW Bank 144A(z)	2.02	2-24-2020	15,000,000	14,984,120
NRW Bank 144A(z)	2.02	3-4-2020	7,000,000	6,989,727
Province of Alberta 144A(z)	2.02	2-6-2020	5,000,000	4,998,699
Toyota Credit Canada Incorporated (3 Month LIBOR +0.13%) ±	2.03	7-31-2020	4,000,000	4,001,766
Toyota Finance Australia Limited (1 Month LIBOR +0.27%) ±	1.95	6-5-2020	6,000,000	6,003,779
Toyota Finance Australia Limited (3 Month LIBOR +0.10%) ±	1.98	10-5-2020	10,000,000	10,002,657
Toyota Motor Credit Corporation (3 Month LIBOR +0.08%) ±	1.87	10-23-2020	10,000,000	9,999,995
Toyota Motor Credit Corporation (1 Month LIBOR +0.23%) ±	1.88	5-26-2020	8,000,000	8,003,747
Toyota Motor Credit Corporation (1 Month LIBOR +0.16%) ±	1.89	2-27-2020	6,000,000	6,000,638

				229,826,781

Total Commercial Paper (Cost $1,066,866,071)				1,067,017,546

Municipal Obligations: 7.08%

Colorado: 1.89%

Variable Rate Demand Notes ø: 1.89%
Colorado HFA MFHR Class II Series B (Housing Revenue, FHLB SPA)	1.72	5-1-2052	29,345,000	29,345,000
Colorado Southern Ute Indian Tribe Reservation Series 2007 (Miscellaneous Revenue) 144A	1.60	1-1-2027	10,000,000	10,000,000

				39,345,000

Georgia: 0.10%

Other Municipal Debt: 0.10%
Municipal Electric Authority of Georgia	2.05	3-17-2020	2,000,000	2,000,434

Illinois: 0.24%

Variable Rate Demand Note ø: 0.24%
Illinois Housing Development Authority Series A-2 (Housing Revenue, FHLB SPA)	1.60	8-1-2035	5,000,000	5,000,000

Kentucky: 0.48%

Variable Rate Demand Note ø: 0.48%
Kentucky Municipal Power Agency Series B002 (Utilities Revenue, AGM Insured, Morgan Stanley Bank LIQ) 144A	1.75	9-1-2037	10,000,000	10,000,000

Louisiana: 0.40%

Variable Rate Demand Note ø: 0.40%
East Baton Rouge Parish LA Sewerage Commission Revenue Series 2016-XFT904 (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144A	1.75	2-1-2045	8,280,000	8,280,000

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  13

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
New Jersey: 0.86%

Variable Rate Demand Note ø: 0.86%
Jets Stadium Development Series A-4B (Miscellaneous Revenue, Sumitomo Mitsui Banking Corporation LOC) 144A	1.65%	4-1-2047	$17,915,000	$17,915,000

New York: 0.14%

Variable Rate Demand Note ø: 0.14%
New York HFA 222 East 44th Street Series B (Housing Revenue, Bank of China LOC)	1.72	5-1-2050	3,000,000	3,000,000

Oregon: 0.43%

Variable Rate Demand Note ø: 0.43%
Oregon Tender Option Bond Trust Receipts/Certificates Series ZF2515 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	1.84	5-1-2035	9,000,000	9,000,000

Other: 2.54%

Variable Rate Demand Notes ø: 2.54%
Columbus GA Housing Development Authority Puttable Floating Option Taxable Notes Series TN-024 (Housing Revenue, ACA Insured, Bank of America NA LIQ) 144A	1.98	10-1-2039	4,895,000	4,895,000
Providence St. Joseph Health Obligation Series 12-E (Health Revenue, U.S. Bank NA LOC)	1.68	10-1-2042	15,000,000	15,000,000
Providence St. Joseph Health Obligation Series 16-G (Health Revenue, Bank of Tokyo-Mitsubishi LOC)	1.62	10-1-2047	9,000,000	9,000,000
SSAB AB Series A (Miscellaneous Revenue, DNB Banking ASA LOC)	1.62	6-1-2035	6,000,000	6,000,000
Steadfast Crestavilla LLC Series A (Health Revenue, American AgCredit LOC)	1.62	2-1-2056	3,000,000	3,000,000
Steadfast Crestavilla LLC Series B (Health Revenue, U.S. Bank NA LOC)	1.62	2-1-2056	2,000,000	2,000,000
Taxable Municipal Funding Trust Various (GO Revenue, Barclays Bank plc LOC) 144A	2.00	9-1-2027	12,920,000	12,920,000

				52,815,000

Total Municipal Obligations (Cost $147,355,000)				147,355,434

Non-Agency Mortgage-Backed Securities: 0.19%
Pepper Residential Securities Trust Series 20A Class A1U2 (1 Month LIBOR +0.32%) ±144A	1.99	3-16-2020	4,000,000	4,000,614

Total Non-Agency Mortgage-Backed Securities (Cost $4,000,000)				4,000,614

Other Instruments: 2.93%
Altoona Blair County Development Corporation 144A§øø	1.64	4-1-2035	12,000,000	12,000,000
Invesco Dynamic Credit Opportunities Fund Series W-7 §øø	1.71	6-1-2028	15,000,000	15,000,000
Mitchell 2019 Irrevocable Life Insurance Trust §øø	1.60	9-1-2059	8,495,000	8,495,000
Morris Family Insurance Trust §øø	1.60	10-1-2059	3,350,000	3,350,000
Opus Inspection Incorporated §øø	1.67	1-1-2034	11,000,000	11,000,000
ROC III California Crossings Chino Hills LLC Series A §øø	1.62	1-1-2057	4,000,000	4,000,000
Toyota Motor Credit Corporation §øø	1.97	5-22-2020	7,000,000	7,002,319

Total Other Instruments (Cost $60,845,000)				60,847,319

Other Notes: 0.91%

Corporate Bonds and Notes: 0.91%
Cellmark Incorporated Secured §	1.67	6-1-2038	19,000,000	19,000,000

Total Other Notes (Cost $19,000,000)				19,000,000

The accompanying notes are an integral part of these financial statements.

14  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Repurchase Agreements ^^: 21.43%
Bank of America Corporation, dated 1-31-2020, maturity value $129,017,093 (1)	1.59%	2-3-2020	$129,000,000	$129,000,000
Bank of Nova Scotia, dated 1-31-2020, maturity value $111,014,708 (2)	1.59	2-3-2020	111,000,000	111,000,000
GX Clarke & Company, dated 1-31-2020, maturity value $58,007,830 (3)	1.62	2-3-2020	58,000,000	58,000,000
MUGF Bank, dated 1-31-2020, maturity value $111,014,708 (4)	1.59	2-3-2020	111,000,000	111,000,000
Standard Charted Bank, dated 1-31-2020, maturity value $37,004,933 (5)	1.60	2-3-2020	37,000,000	37,000,000

Total Repurchase Agreements (Cost $446,000,000)				446,000,000

Total investments in securities (Cost $2,076,330,973)	99.79%	2,076,607,828

Other assets and liabilities, net	0.21	4,452,091

Total net assets	100.00%	$2,081,059,919

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(z)	Zero coupon security. The rate represents the current yield to maturity.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

§	The security is subject to a demand feature which reduces the effective maturity.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by:
(1)	U.S. government securities, 3.00% to 3.50%, 1-20-2045 to 7-20-2045, fair value including accrued interest is $132,870,000.
(2)	U.S. government securities, 2.40% to 6.00%, 1-15-2030 to 10-1-2049, fair value including accrued interest is $114,330,000.
(3)	U.S. government securities, 0.00% to 7.50%, 7-29-2020 to 1-20-2050, fair value including accrued interest is $59,292,442.
(4)	U.S. government securities, 1.13% to 5.50%, 5-31-2020 to 1-1-2050, fair value including accrued interest is $114,237,905.
(5)	U.S. government securities, 0.00% to 6.50%, 3-26-2020 to 1-1-2050, fair value including accrued interest is $37,959,612.

Abbreviations:

ACA	ACA Financial Guaranty Corporation

AGM	Assured Guaranty Municipal

FHLB	Federal Home Loan Bank

HFA	Housing Finance Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

ROC	Reset option certificates

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  15

Statement of assets and liabilities—January 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $1,630,330,973)	$1,630,607,828
Investments in repurchase agreements, at value (cost $446,000,000)	446,000,000
Cash	15,395
Receivable for Fund shares sold	2,820,050
Receivable for interest	2,328,838
Prepaid expenses and other assets	4,884

Total assets	2,081,776,995

Liabilities
Management fee payable	176,494
Dividends payable	191,535
Administration fees payable	118,361
Shareholder report expenses payable	67,369
Custody and accounting fees payable	57,464
Trustees’ fees and expenses payable	4,099
Accrued expenses and other liabilities	101,754

Total liabilities	717,076

Total net assets	$2,081,059,919

Net assets consist of
Paid-in capital	$2,080,743,055
Total distributable earnings	316,864

Total net assets	$2,081,059,919

Computation of net asset value price per share
Net assets – Administrator Class	$118,226,447
Shares outstanding – Administrator Class[1]	118,159,579
Net asset value per share – Administrator Class	$1.0006
Net assets – Institutional Class	$854,736,133
Shares outstanding – Institutional Class[1]	854,253,359
Net asset value per share – Institutional Class	$1.0006
Net assets – Select Class	$1,005,822,598
Shares outstanding – Select Class[1]	1,005,234,003
Net asset value per share – Select Class	$1.0006
Net assets – Service Class	$102,274,741
Shares outstanding – Service Class[1]	102,205,449
Net asset value per share – Service Class	$1.0007

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16  |  Institutional Money Market Funds

Statement of operations—year ended January 31, 2020

Investment income
Interest	$40,062,813

Expenses
Management fee	2,609,391
Administration fees
Administrator Class	119,901
Institutional Class	559,409
Select Class	320,619
Service Class	142,661
Shareholder servicing fees
Administrator Class	119,901
Service Class	297,211
Custody and accounting fees	83,676
Professional fees	42,231
Registration fees	36,781
Shareholder report expenses	25,486
Trustees’ fees and expenses	20,942
Other fees and expenses	22,178

Total expenses	4,400,387
Less: Fee waivers and/or expense reimbursements
Fund-level	(581,195)
Administrator Class	(319,882)
Institutional Class	(283)
Select Class	(109)
Service Class	(68,803)

Net expenses	3,430,115

Net investment income	36,632,698

Realized and unrealized gains (losses) on investments
Net realized gains on investments	34,071
Net change in unrealized gains (losses) on investments	127,430

Net realized and unrealized gains (losses) on investments	161,501

Net increase in net assets resulting from operations	$36,794,199

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  17

Statement of changes in net assets

	Year ended January 31, 2020		Year ended January 31, 2019

Operations
Net investment income		$36,632,698		$28,696,485
Net realized gains on investments		34,071		18,043
Net change in unrealized gains (losses) on investments		127,430		(7,945)

Net increase in net assets resulting from operations		36,794,199		28,706,583

Distributions to shareholders from net investment income and net realized gains
Administrator Class		(2,407,953)		(2,465,614)
Institutional Class		(14,579,571)		(9,770,370)
Select Class		(17,436,431)		(13,889,010)
Service Class		(2,226,786)		(2,571,492)

Total distributions to shareholders		(36,650,741)		(28,696,486)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	166,638,886	166,722,945	208,831,612	208,924,052
Institutional Class	1,831,980,290	1,832,914,828	1,335,820,742	1,336,437,928
Select Class	1,684,650,000	1,685,556,431	3,101,735,175	3,103,165,040
Service Class	602,544,349	602,908,075	1,098,229,467	1,098,801,000

		4,288,102,279		5,747,328,020

Reinvestment of distributions
Administrator Class	2,313,623	2,314,813	2,416,281	2,417,344
Institutional Class	14,345,607	14,353,032	9,639,093	9,643,341
Select Class	17,299,112	17,308,618	13,800,113	13,806,425
Service Class	2,160,753	2,162,060	2,523,025	2,524,353

		36,138,523		28,391,463

Payment for shares redeemed
Administrator Class	(186,852,404)	(186,947,329)	(184,686,866)	(184,768,170)
Institutional Class	(1,509,798,838)	(1,510,574,286)	(1,467,240,930)	(1,467,914,637)
Select Class	(1,431,658,767)	(1,432,436,357)	(3,097,745,586)	(3,099,164,118)
Service Class	(652,883,191)	(653,275,838)	(1,137,900,078)	(1,138,490,122)

		(3,783,233,810)		(5,890,337,047)

Net increase (decrease) in net assets resulting from capital share transactions		541,006,992		(114,617,564)

Total increase (decrease) in net assets		541,150,450		(114,607,467)

Net assets
Beginning of period		1,539,909,469		1,654,516,936

End of period		$2,081,059,919		$1,539,909,469

The accompanying notes are an integral part of these financial statements.

18  |  Institutional Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0005	$1.0005	$1.0004	$1.0000	$1.00
Net investment income	0.0202	0.0189	0.0096	0.0029	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0001	0.0000 [3]	0.0001	0.0004	0.00 [2]

Total from investment operations	0.0203	0.0189	0.0097	0.0033	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0202)	(0.0189)	(0.0096)	(0.0029)	(0.00)[2]
Net realized gains	(0.0000)[3]	0.0000	0.0000	0.0000	0.00

Total distributions to shareholders	(0.0202)	(0.0189)	(0.0096)	(0.0029)	(0.00)[2]
Net asset value, end of period	$1.0006	$1.0005	$1.0005	$1.0004	$1.00
Total return	2.04%	1.91%	0.97%	0.33%	0.03%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.37%	0.38%	0.36%	0.35%
Net expenses	0.33%	0.33%	0.33%	0.33%	0.26%
Net investment income	2.01%	1.90%	0.96%	0.26%	0.03%
Supplemental data
Net assets, end of period (000s omitted)	$118,226	$136,126	$109,551	$118,548	$297,396

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0005	$1.0005	$1.0004	$1.0000	$1.00
Net investment income	0.0215	0.0202	0.0109	0.0043	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0001	0.0000 [3]	0.0001	0.0003	0.00 [2]

Total from investment operations	0.0216	0.0202	0.0110	0.0046	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0215)	(0.0202)	(0.0109)	(0.0042)	(0.00)[2]
Net realized gains	(0.0000)[3]	0.0000	0.0000	0.0000	0.00

Total distributions to shareholders	(0.0215)	(0.0202)	(0.0109)	(0.0042)	(0.00)[2]
Net asset value, end of period	$1.0006	$1.0005	$1.0005	$1.0004	$1.00
Total return	2.17%	2.04%	1.10%	0.46%	0.09%
Ratios to average net assets (annualized)
Gross expenses	0.24%	0.25%	0.26%	0.23%	0.23%
Net expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	2.09%	2.01%	1.08%	0.37%	0.10%
Supplemental data
Net assets, end of period (000s omitted)	$854,736	$517,981	$639,823	$756,218	$5,027,125

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

20  |  Institutional Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SELECT CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0005	$1.0005	$1.0000	$1.0000	$1.00
Net investment income	0.0222	0.0209	0.0116	0.0049	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0001	0.0000 [3]	0.0001	0.0004	0.00 [2]

Total from investment operations	0.0223	0.0209	0.0117	0.0053	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0222)	(0.0209)	(0.0116)	(0.0049)	(0.00)[2]
Net realized gains	(0.0000)[3]	0.0000	0.0000	0.0000	0.00

Total distributions to shareholders	(0.0222)	(0.0209)	(0.0116)	(0.0049)	(0.00)[2]
Net asset value, end of period	$1.0006	$1.0005	$1.0005	$1.0004	$1.00
Total return	2.24%	2.11%	1.17%	0.53%	0.16%
Ratios to average net assets (annualized)
Gross expenses	0.20%	0.21%	0.22%	0.19%	0.19%
Net expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	2.18%	2.08%	1.14%	0.44%	0.16%
Supplemental data
Net assets, end of period (000s omitted)	$1,005,823	$735,332	$717,508	$873,167	$5,595,704

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0006	$1.0006	$1.0005	$1.0000	$1.00
Net investment income	0.0184	0.0171	0.0079	0.0011	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0002	0.0001	0.0001	0.0006	0.00 [2]

Total from investment operations	0.0186	0.0172	0.0080	0.0017	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0185)	(0.0172)	(0.0079)	(0.0012)	(0.00)[2]
Net realized gains	(0.0000)[3]	0.0000	0.0000	0.0000	0.00

Total distributions to shareholders	(0.0185)	(0.0172)	(0.0079)	(0.0012)	(0.00)[2]
Net asset value, end of period	$1.0007	$1.0006	$1.0006	$1.0005	$1.00
Total return	1.87%	1.73%	0.80%	0.17%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.54%	0.55%	0.52%	0.52%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.28%
Net investment income	1.88%	1.71%	0.78%	0.08%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$102,275	$150,471	$187,635	$189,632	$1,237,014

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

22  |  Institutional Money Market Funds

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Cash Investment Money Market Fund (the “Fund”) which is a diversified series of the Trust.

The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal places in accordance with the valuation policies below.

Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2020.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Institutional Money Market Funds  |  23

Notes to financial statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2020, the aggregate cost of all investments for federal income tax purposes was $2,076,330,973 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$322,478

Gross unrealized losses	(45,623)

Net unrealized gains	$276,855

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Institutional Money Market Funds

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Certificates of deposit	$0	$332,386,915	$0	$332,386,915

Commercial paper	0	1,067,017,546	0	1,067,017,546

Municipal obligations	0	147,355,434	0	147,355,434

Non-agency mortgage-backed securities	0	4,000,614	0	4,000,614

Other instruments	0	60,847,319	0	60,847,319

Other notes	0	19,000,000	0	19,000,000

Repurchase agreements	0	446,000,000	0	446,000,000

Total assets	$0	$2,076,607,828	$0	$2,076,607,828

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended January 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.15%

Next $5 billion	0.14

Over $10 billion	0.13

For the year ended January 31, 2020, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A., an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.

Institutional Money Market Funds  |  25

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Administrator Class	0.10%

Institutional Class	0.08

Select Class	0.04

Service Class	0.12

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.33% for Administrator Class shares, 0.20% for Institutional Class shares, 0.13% for Select Class shares and 0.50% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $36,650,741 and $28,696,486 of ordinary income for the years ended January 31, 2020 and January 31, 2019, respectively.

As of January 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains

$231,544	$276,855

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure

26  |  Institutional Money Market Funds

Notes to financial statements

requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

8. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19. Since fiscal year end, the Fund has seen significant redemptions. The Board and management continue to monitor liquidity in the Fund.

Institutional Money Market Funds  |  27

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Cash Investment Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 31, 2020

28  |  Institutional Money Market Funds

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2020, $23,035,565 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2020, $18,043 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

Institutional Money Market Funds  |  29

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30  |  Institutional Money Market Funds

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Institutional Money Market Funds  |  31

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

32  |  Institutional Money Market Funds

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-03780 03-20

A302/AR302 01-20

Annual Report

January 31, 2020

Government Money Market Funds

∎	Wells Fargo Government Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of January 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Government Money Market Funds  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Government Money Market Fund for the 12-month period that ended January 31, 2020. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns, with U.S. markets leading the way. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.68% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 9.94%. The MSCI EM Index (Net)3 gained a more modest 3.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 9.64%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 3.95%, the Bloomberg Barclays Municipal Bond Index6 gained 8.65%, and the ICE BofA U.S. High Yield Index7 added 9.39%.

The year began with a strong market rebound.

Financial markets opened 2019 on a positive note, as investors were encouraged by the U.S. Federal Reserve (Fed) taking a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. However, concerns over slowing global growth grew more ominous. Fourth-quarter 2018 gross domestic product (GDP), reported in February 2019, grew at an annualized 2.2% rate, down from the levels of the prior two quarters. The Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Government Money Market Funds

Letter to shareholders (unaudited)

products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump, while

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

“Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal.”

Government Money Market Funds  |  3

Letter to shareholders (unaudited)

historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia, that are most exposed to viruses—physical or economic—originating in China.

Following the end of the reporting period, the coronavirus continued its global spread, resulting in disruptions to global markets, including through border closings, restrictions on travel and large gatherings, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, and reduced customer and client activity in multiple markets and sectors. The risk of further spreading of the coronavirus has led to significant uncertainty and volatility in the financial markets. The full extent of the coronavirus’s impact on the global economy cannot necessarily be foreseen and the impacts may be short term or may last for an extended period of time.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Government Money Market Funds

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2020

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class A (WFGXX)	11-8-1999	1.59	0.67	0.34	0.61	0.60

Administrator Class (WGAXX)	7-31-2003	1.85	0.85	0.43	0.34	0.34

Institutional Class (GVIXX)	7-28-2003	1.99	0.96	0.49	0.22	0.20

Select Class (WFFXX)[3]	6-30-2015	2.05	1.02	0.51	0.18	0.14

Service Class (NWGXX)	11-16-1987	1.69	0.74	0.37	0.51	0.50

Yield summary (%) as of January 31, 20202

	Class A	Administrator Class	Institutional Class	Select Class	Service Class

7-day current yield	1.05	1.31	1.45	1.51	1.15

7-day compound yield	1.05	1.32	1.46	1.52	1.15

30-day simple yield	1.06	1.32	1.46	1.52	1.16

30-day compound yield	1.06	1.33	1.47	1.53	1.16

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

6  |  Government Money Market Funds

Performance highlights (unaudited)

Portfolio composition as of January 31, 2020[4]

Effective maturity distribution as of January 31, 2020[4]

Weighted average maturity as of January 31, 2020[5]

27 days

Weighted average life as of January 31, 2020[6]

101 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.34% for Administrator Class, 0.20% for Institutional Class, 0.14% for Select Class, and 0.50% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 1.04%, 1.31%, 1.43%, 1.47%, and 1.14% for Class A, Administrator Class, Institutional Class, Select Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Select Class shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Select Class shares would be higher.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[7]

The Core Personal Consumption Expenditures (PCE) Price Index measures the prices paid by U.S. consumers for domestic goods and services, excluding the prices of food and energy. You cannot invest directly into an index.

Government Money Market Funds  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

The Fund’s fiscal year that ended January 31, 2020, saw the U.S. Federal Reserve (Fed) end the monetary policy normalization actions it had taken over the past several years, which included both raising interest rates and reducing the size of its balance sheet. The fiscal year began with the Fed targeting the range on the federal funds rate at 2.25% to 2.50%. Despite a generally steady domestic economy, with the drag from a slowing factory sector offset by continued solid consumer activity, the Fed sought to counter the economic risks from trade disputes, slowing global growth, and sluggish U.S. manufacturing by lowering its interest rate target three times—in July, September, and October—by 0.25% each. The resulting federal funds target rate at the end of the fiscal year was 1.50% to 1.75%.

In addition to cutting interest rates, the Fed also reversed course on its balance sheet policy. Since 2017, it had shrunk its balance sheet by systematically allowing a portion of the U.S. Treasury and mortgage-backed securities it acquired during its quantitative easing programs to mature without being reinvested, thereby effectively unwinding the policies it used to assist the economy’s recovery from the financial crisis. The Fed abruptly halted this gradual asset reduction by once again reinvesting all of its maturing investments concurrent with its first interest rate cut in July 2019. Later, in October, the Fed completed the reversal by once again expanding its balance sheet, this time by buying $60 billion of Treasury bills (T-bills) per month with the goal of expanding the banking system’s reserves.

During the year, the U.S. economy grew solidly, with gross domestic product clocking in at an average rate of approximately 2.3% on an annualized basis, only modestly slower than the 2.5% rate posted the prior year. Employment remained strong, with the unemployment rate ending the fiscal year at 3.6%, down from 4.0% a year earlier. In addition, the underemployment rate, which includes workers marginally attached to the labor force and those working part time for economic reasons, fell even further, from 8.0% to 6.9% over the same period. Both measures were at or near 50-year lows. Price inflation, however, remains stubbornly below the Fed’s 2% target: After ending the prior fiscal year at 1.8%, the Core PCE Price Index7 deflator, the Fed’s preferred price measure, fell to 1.6% at the end of this fiscal year.

Interest rates on all categories of government money market securities moved lower throughout the year, consistent with the Fed’s moves. In February 2019, the 3-month T-bill yields averaged 2.42%. During January 2020, the last month of the fiscal year, they averaged 1.54%. For the entire fiscal year, the average was 2.01%, down from an average of 2.04% for the prior fiscal year. Similarly, average 6-month T-bill yields were 2.49% in February 2019; 1.55% in January 2020; and 2.01% on average for the whole fiscal year, down from an average of 2.21% in the previous fiscal year. The lower yields on T-bills were due not only to the Fed’s interest rate cuts but also to the Fed’s reserves management purchases of $60 billion per month discussed above. Similarly, yields on government-sponsored enterprise (GSE) securities moved lower in lockstep with T-bills throughout the year.

The yields on repurchase agreements (repos) generally followed the same path and were also heavily influenced by the Fed’s decisions. Overnight Treasury repo rates, as measured by the Fed’s Overnight Treasury repo rates averaged 2.38% in February 2019 and 1.52% in January 2020. For the entire fiscal year, the average Treasury repo yield was 2.10%, up from 1.92% for the previous fiscal year. In addition to being affected by the Fed’s interest rate cuts, repo yields were also affected by the Fed’s balance sheet actions, as discussed above. As a consequence of the Fed shrinking its balance sheet, banking system reserves also fell, which eventually pushed repo rates higher, culminating in a sharp move higher that saw the Overnight Treasury repo rates peak at 5.25% on September 17, 2019. To maintain control of interest rates and prevent a similar move higher, the Fed added cash to the repo market directly in the form of temporary open market operations while methodically adding permanent reserves by buying T-bills at a rate of $60 billion per month. These actions have succeeded, as repo rates have been well contained near the bottom of the Fed’s target range.

Our investment strategy continued to emphasize maintaining both a stable $1.00 net asset value and adequate liquidity to meet shareholder redemptions. Accordingly, we invested in T-bills; U.S. Treasury notes; GSE discount notes; and other securities, including floating-rate notes and repos collateralized by Treasury securities and GSE obligations.

Strategic outlook

The economy has continued its solid performance, with a consistently strong labor market and stable—but still below target—inflation. After its third, and last, interest rate reduction of the year in October 2019, the Fed signaled that it intended to keep rates unchanged barring a material change in its outlook. A weaker economy may lead to further cuts, but a stronger economy alone will not necessarily cause higher rates unless it is accompanied by consistently strong inflation. Just as the fiscal year ended, in February and March 2020, the coronavirus began to spread globally, prompting consumers, businesses, and

Please see footnotes on page 7.

8  |  Government Money Market Funds

Performance highlights (unaudited)

governments to take unusually strong actions in an attempt to limit its impact. In so doing, it appears that there could be a serious toll on the U.S. and global economy. Anticipating this, financial markets experienced a sharp spike in volatility, prompting a series of supportive actions by the Fed. In the face of all this, we continue to believe that our investment strategy, with its focus on capital preservation and liquidity, is as important as ever.

Government Money Market Funds  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2019 to January 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2019	Ending account value 1-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,006.53	$3.03	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%

Administrator Class

Actual	$1,000.00	$1,007.87	$1.72	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.43	$1.73	0.34%

Institutional Class

Actual	$1,000.00	$1,008.56	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%

Select Class

Actual	$1,000.00	$1,008.87	$0.71	0.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.43	$0.71	0.14%

Service Class

Actual	$1,000.00	$1,007.04	$2.52	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Government Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Government Agency Debt: 31.75%
FFCB (1 Month LIBOR +0.03%) ±	1.69%	8-25-2020	$150,000,000	$149,995,748
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.16%) ±	1.70	1-19-2021	73,500,000	73,486,033
FFCB (1 Month LIBOR +0.04%) ±	1.72	2-11-2021	175,000,000	175,000,000
FFCB (1 Month LIBOR +0.08%) ±	1.72	3-29-2021	250,000,000	249,990,060
FFCB (3 Month LIBOR -0.18%) ±	1.73	5-15-2020	50,000,000	49,999,563
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.22%) ±	1.76	2-2-2021	300,000,000	299,988,170
FFCB (3 Month LIBOR -0.07%) ±	1.82	12-7-2020	25,000,000	24,999,166
FFCB (3 Month LIBOR -0.06%) ±	1.84	3-15-2021	75,000,000	74,996,713
FFCB (z)	2.05	3-3-2020	25,000,000	24,959,319
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	1.58	3-23-2020	200,000,000	199,998,931
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	1.58	6-18-2020	100,000,000	99,998,326
FFCB (z)	1.58	7-8-2020	13,000,000	12,911,557
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	1.59	4-16-2020	350,000,000	349,997,217
FFCB (z)	1.59	6-9-2020	50,000,000	49,721,306
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	1.59	7-22-2020	300,000,000	299,994,469
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	1.59	8-6-2020	150,000,000	149,998,870
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	1.59	9-4-2020	150,000,000	149,996,048
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	1.59	10-21-2020	100,000,000	99,996,468
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	1.60	10-15-2020	100,000,000	99,996,549
FFCB (1 Month LIBOR -0.08%) ±	1.60	5-11-2020	189,295,000	189,268,773
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.07%) ±	1.60	5-15-2020	225,000,000	225,000,978
FFCB (z)	1.60	6-16-2020	49,000,000	48,710,002
FFCB (z)	1.60	7-9-2020	37,000,000	36,743,436
FFCB (z)	1.60	7-15-2020	83,000,000	82,406,227
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.07%) ±	1.60	7-24-2020	100,000,000	99,998,597
FFCB (1 Month LIBOR -0.06%) ±	1.61	2-27-2020	48,500,000	48,499,873
FFCB (z)	1.61	5-20-2020	5,000,000	4,976,222
FFCB (1 Month LIBOR -0.05%) ±	1.61	8-27-2020	25,000,000	24,994,956
FFCB (z)	1.61	10-26-2020	150,000,000	148,248,833
FFCB (z)	1.62	6-2-2020	47,000,000	46,749,333
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.09%) ±	1.62	3-26-2020	100,000,000	99,999,576
FFCB (1 Month LIBOR -0.05%) ±	1.63	5-14-2020	300,000,000	299,996,701
FFCB (1 Month LIBOR -0.07%) ±	1.63	7-9-2020	137,000,000	136,970,786
FFCB (1 Month LIBOR -0.05%) ±	1.64	3-12-2020	250,000,000	249,999,221
FFCB (1 Month LIBOR -0.04%) ±	1.64	4-15-2020	25,000,000	24,996,151
FFCB (z)	1.64	10-5-2020	10,000,000	9,889,750
FFCB (z)	1.64	10-19-2020	50,000,000	49,417,250
FFCB (3 Month LIBOR -0.14%) ±	1.64	10-29-2020	50,000,000	49,974,808
FFCB (U.S. SOFR +0.07%) ±	1.65	8-20-2021	42,000,000	42,000,000
FFCB (z)	1.65	11-30-2020	28,000,000	27,620,740
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.11%) ±	1.65	12-28-2020	84,000,000	83,984,908
FFCB (1 Month LIBOR -0.05%) ±	1.66	2-7-2020	26,530,000	26,529,944
FFCB (U.S. SOFR +0.08%) ±	1.66	6-10-2021	40,000,000	40,000,000
FFCB (1 Month LIBOR +0.00%) ±	1.66	6-25-2020	5,000,000	5,000,754
FFCB (1 Month LIBOR -0.03%) ±	1.67	4-9-2020	250,000,000	249,997,752
FFCB (1 Month LIBOR +0.01%) ±	1.67	5-26-2020	250,000,000	249,996,918
FFCB (1 Month LIBOR +0.01%) ±	1.67	8-19-2020	250,000,000	249,990,260
FFCB (1 Month LIBOR +0.01%) ±	1.67	11-27-2020	100,000,000	99,997,982
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.13%) ±	1.67	2-8-2021	100,000,000	99,939,248
FFCB (U.S. SOFR +0.10%) ±	1.68	5-7-2021	84,000,000	84,000,000
FFCB (1 Month LIBOR +0.03%) ±	1.68	5-20-2021	37,500,000	37,496,909
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.14%) ±	1.68	9-17-2021	29,600,000	29,523,634
FFCB (3 Month LIBOR -0.20%) ±	1.69	3-6-2020	75,000,000	74,999,739
FFCB (3 Month LIBOR -0.21%) ±	1.69	5-20-2020	125,000,000	124,973,344
FFCB (3 Month LIBOR -0.21%) ±	1.70	8-6-2020	16,500,000	16,493,905
FFCB (1 Month LIBOR +0.03%) ±	1.70	12-14-2020	50,000,000	49,998,242

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  11

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Government Agency Debt (continued)
FFCB (1 Month LIBOR +0.04%) ±	1.70%	1-26-2021	$35,000,000	$34,995,573
FFCB (1 Month LIBOR +0.04%) ±	1.70	1-28-2021	207,500,000	207,500,145
FFCB (1 Month LIBOR +0.02%) ±	1.70	6-14-2021	295,855,000	295,820,284
FFCB (3 Month LIBOR -0.17%) ±	1.71	4-9-2020	100,000,000	99,999,284
FFCB (1 Month LIBOR -0.02%) ±	1.71	8-5-2020	140,000,000	139,980,165
FFCB (1 Month LIBOR +0.04%) ±	1.71	12-16-2020	300,000,000	299,992,201
FFCB (1 Month LIBOR +0.03%) ±	1.71	7-13-2021	300,000,000	299,987,047
FFCB (3 Month LIBOR -0.19%) ±	1.72	2-28-2020	75,000,000	75,000,000
FFCB (1 Month LIBOR +0.02%) ±	1.72	9-9-2020	100,000,000	99,962,511
FFCB (1 Month LIBOR +0.07%) ±	1.72	12-28-2020	250,000,000	250,000,000
FFCB (1 Month LIBOR +0.04%) ±	1.72	1-11-2021	89,500,000	89,495,764
FFCB (1 Month LIBOR +0.07%) ±	1.72	4-29-2021	225,000,000	224,988,953
FFCB (U.S. SOFR +0.14%) ±	1.72	9-24-2021	240,000,000	240,000,000
FFCB (1 Month LIBOR +0.07%) ±	1.73	6-24-2021	300,000,000	299,983,354
FFCB (3 Month LIBOR -0.16%) ±	1.74	5-5-2020	50,000,000	49,999,461
FFCB (1 Month LIBOR +0.08%) ±	1.74	5-27-2021	300,000,000	299,988,319
FFCB (1 Month LIBOR +0.08%) ±	1.74	8-25-2021	150,000,000	150,000,000
FFCB (3 Month LIBOR -0.08%) ±	1.75	1-15-2021	75,300,000	75,300,080
FFCB (1 Month LIBOR +0.07%) ±	1.76	1-8-2021	300,000,000	299,961,405
FFCB (z)	1.77	2-12-2020	40,000,000	39,982,463
FFCB (3 Month LIBOR -0.15%) ±	1.77	3-2-2020	100,000,000	99,999,848
FFCB (3 Month LIBOR -0.13%) ±	1.77	9-4-2020	115,000,000	115,000,000
FFCB (3 Month LIBOR -0.13%) ±	1.77	11-16-2020	130,000,000	129,994,284
FFCB (1 Month LIBOR +0.11%) ±	1.77	3-25-2021	200,000,000	199,977,209
FFCB (1 Month LIBOR +0.08%) ±	1.77	7-8-2021	200,000,000	200,000,000
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.24%) ±	1.77	8-20-2021	225,000,000	224,986,251
FFCB (1 Month LIBOR +0.09%) ±	1.77	9-13-2021	90,000,000	90,000,000
FFCB (U.S. SOFR +0.19%) ±	1.77	11-18-2021	181,000,000	181,000,000
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.24%) ±	1.78	8-2-2021	150,000,000	150,000,000
FFCB (3 Month LIBOR -0.12%) ±	1.79	11-30-2020	75,000,000	75,000,000
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.26%) ±	1.80	5-17-2021	98,700,000	98,674,657
FFCB (1 Month LIBOR +0.10%) ±	1.80	9-9-2021	105,000,000	105,000,000
FFCB (1 Month LIBOR +0.04%) ±	1.82	2-1-2021	133,000,000	132,989,677
FFCB (1 Month LIBOR +0.09%) ±	1.82	5-4-2021	75,000,000	75,000,000
FFCB (1 Month LIBOR +0.10%) ±	1.83	8-5-2021	130,000,000	130,000,000
FFCB (3 Month LIBOR -0.07%) ±	1.84	2-1-2021	50,000,000	49,998,018
FFCB (3 Month LIBOR -0.06%) ±	1.85	5-13-2021	25,000,000	24,998,799
FFCB (3 Month LIBOR -0.10%) ±	1.86	12-28-2020	235,000,000	234,991,688
FFCB (z)	1.89	5-5-2020	47,000,000	46,775,392
FFCB (3 Month LIBOR +0.01%) ±	1.90	9-13-2021	19,600,000	19,617,845
FFCB (z)	1.91	4-24-2020	45,000,000	44,808,638
FFCB (3 Month LIBOR +0.01%) ±	1.92	9-20-2021	38,600,000	38,611,430
FFCB (3 Month LIBOR -0.03%) ±	1.92	9-27-2021	75,000,000	74,995,076
FFCB (1 Month LIBOR +0.16%) ±	1.94	7-1-2021	35,000,000	35,000,000
FFCB (z)	1.98	2-14-2020	100,000,000	99,940,111
FFCB (z)	2.02	4-2-2020	20,000,000	19,934,772
FFCB (z)	2.02	4-21-2020	50,000,000	49,784,417
FFCB (z)	2.05	2-6-2020	44,000,000	43,992,557
FFCB (z)	2.05	2-7-2020	18,000,000	17,995,940
FFCB (z)	2.05	3-4-2020	17,000,000	16,971,383
FFCB (z)	2.05	3-20-2020	25,000,000	24,935,472
FFCB (z)	2.12	4-16-2020	50,000,000	49,789,111
FFCB (z)	2.13	4-1-2020	110,000,000	109,629,606
FHLB (z)	1.59	4-1-2020	100,000,000	99,745,444
FHLB (U.S. SOFR +0.04%) ±	1.62	2-21-2020	110,000,000	110,000,000
FHLB (U.S. SOFR +0.07%) ±	1.65	3-27-2020	247,000,000	247,000,000

The accompanying notes are an integral part of these financial statements.

12  |  Government Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Government Agency Debt (continued)
FHLB (1 Month LIBOR -0.09%) ±	1.57%	3-23-2020	$250,000,000	$249,997,333
FHLB (z)	1.58	2-12-2020	205,000,000	204,919,435
FHLB (z)	1.58	2-21-2020	500,000,000	499,606,350
FHLB (z)	1.58	3-11-2020	100,000,000	99,838,639
FHLB (z)	1.58	3-30-2020	100,000,000	99,755,778
FHLB (z)	1.58	4-9-2020	100,000,000	99,712,167
FHLB (z)	1.58	5-15-2020	100,000,000	99,555,450
FHLB (z)	1.58	5-20-2020	56,000,000	55,738,849
FHLB (z)	1.58	5-22-2020	138,000,000	137,344,836
FHLB (z)	1.58	7-6-2020	273,740,000	271,906,125
FHLB (z)	1.59	3-6-2020	300,000,000	299,577,778
FHLB	1.59	5-13-2020	100,000,000	99,995,450
FHLB (z)	1.60	4-3-2020	397,000,000	395,949,517
FHLB (1 Month LIBOR -0.06%) ±	1.60	2-20-2020	200,000,000	200,000,000
FHLB (1 Month LIBOR -0.06%) ±	1.60	2-21-2020	125,000,000	125,000,000
FHLB (U.S. SOFR +0.02%) ±	1.60	5-22-2020	172,000,000	172,000,000
FHLB (z)	1.60	2-28-2020	400,000,000	399,556,112
FHLB (z)	1.61	7-1-2020	50,000,000	49,670,958
FHLB (z)	1.61	7-8-2020	50,000,000	49,655,500
FHLB (z)	1.61	8-3-2020	50,000,000	49,598,083
FHLB (z)	1.61	8-4-2020	50,000,000	49,595,875
FHLB (U.S. SOFR +0.03%) ±	1.61	3-6-2020	307,000,000	307,000,000
FHLB (U.S. SOFR +0.03%) ±	1.61	3-27-2020	141,000,000	141,000,000
FHLB (U.S. SOFR +0.03%) ±	1.61	7-17-2020	278,000,000	278,000,000
FHLB (U.S. SOFR +0.03%) ±	1.61	11-6-2020	137,000,000	137,000,000
FHLB (z)	1.61	4-24-2020	100,000,000	99,640,000
FHLB	1.62	3-2-2020	200,000,000	200,000,955
FHLB (U.S. SOFR +0.05%) ±	1.63	9-28-2020	420,000,000	420,000,000
FHLB (z)	1.63	3-13-2020	349,425,000	348,812,463
FHLB (U.S. SOFR +0.05%) ±	1.63	1-28-2021	260,000,000	260,000,000
FHLB (z)	1.63	4-22-2020	156,000,000	155,446,105
FHLB (1 Month LIBOR -0.08%) ±	1.63	2-7-2020	150,000,000	150,000,000
FHLB (1 Month LIBOR -0.05%) ±	1.64	5-11-2020	6,000,000	5,998,362
FHLB (1 Month LIBOR -0.05%) ±	1.64	5-11-2020	18,000,000	17,995,085
FHLB (U.S. SOFR +0.07%) ±	1.65	3-26-2020	425,000,000	425,000,000
FHLB (1 Month LIBOR -0.02%) ±	1.65	5-26-2020	100,000,000	99,998,546
FHLB (3 Month LIBOR -0.12%) %%±(z)	1.65	4-30-2021	200,000,000	200,000,000
FHLB (3 Month LIBOR -0.12%) %%±(z)	1.65	5-3-2021	200,000,000	200,000,000
FHLB (U.S. SOFR +0.08%) ±	1.66	6-11-2021	332,000,000	332,000,000
FHLB (1 Month LIBOR +0.00%) ±	1.66	11-20-2020	109,000,000	108,925,060
FHLB (z)	1.66	4-8-2020	300,000,000	299,107,153
FHLB (1 Month LIBOR +0.00%) ±	1.66	3-25-2020	200,000,000	200,000,000
FHLB (1 Month LIBOR +0.00%) ±	1.66	10-26-2020	230,000,000	230,000,136
FHLB (1 Month LIBOR +0.01%) ±	1.67	9-28-2021	425,000,000	425,000,000
FHLB (U.S. SOFR +0.10%) ±	1.68	7-17-2020	220,000,000	220,000,000
FHLB (U.S. SOFR +0.10%) ±	1.68	7-29-2020	195,000,000	195,000,000
FHLB (3 Month LIBOR -0.21%) ±	1.69	7-6-2020	200,000,000	200,000,000
FHLB (3 Month LIBOR -0.11%) ±	1.69	1-25-2021	50,000,000	50,000,379
FHLB (3 Month LIBOR -0.21%) ±	1.69	6-19-2020	200,000,000	200,000,000
FHLB (1 Month LIBOR +0.02%) ±	1.69	7-14-2021	50,000,000	50,000,000
FHLB (3 Month LIBOR -0.20%) ±	1.70	2-18-2020	250,000,000	250,000,000
FHLB (3 Month LIBOR -0.19%) ±	1.71	2-20-2020	200,000,000	200,000,000
FHLB (U.S. SOFR +0.13%) ±	1.71	10-16-2020	250,000,000	250,000,000
FHLB (3 Month LIBOR -0.13%) ±	1.71	4-14-2021	225,000,000	225,000,000
FHLB (z)	1.74	3-20-2020	487,496,000	486,417,236
FHLB (1 Month LIBOR +0.05%) ±	1.74	5-8-2020	150,000,000	150,000,000

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  13

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Government Agency Debt (continued)
FHLB (1 Month LIBOR +0.06%) ±	1.74%	6-12-2020	$250,000,000	$250,000,000
FHLB (z)	1.75	2-19-2020	150,000,000	149,884,022
FHLB (U.S. SOFR +0.17%) ±	1.75	4-9-2021	189,000,000	189,000,000
FHLB (3 Month LIBOR -0.14%) ±	1.76	12-18-2020	14,010,000	14,001,779
FHLB (3 Month LIBOR -0.12%) ±	1.77	3-5-2020	200,000,000	200,000,000
FHLB (3 Month LIBOR -0.10%) ±	1.79	9-13-2021	29,375,000	29,347,221
FHLB (z)	1.84	2-13-2020	125,000,000	124,936,632
FHLB (z)	1.90	3-18-2020	34,320,000	34,240,931
FHLB	1.95	6-17-2020	150,000,000	150,000,000
FHLMC	1.38	5-1-2020	115,500,000	115,325,625
FHLMC (U.S. SOFR +0.00%) ±	1.58	2-20-2020	100,000,000	99,998,045
FHLMC (U.S. SOFR +0.03%) ±	1.61	9-9-2020	100,000,000	100,000,000
FHLMC (z)	1.66	3-18-2020	150,000,000	149,697,500
FHLMC (z)	1.70	2-20-2020	300,000,000	299,760,582
FHLMC	1.70	9-29-2020	62,460,000	62,460,000
FHLMC	1.88	11-17-2020	328,834,000	329,377,484
FNMA	1.50	2-28-2020	23,150,000	23,139,364
FNMA	1.50	6-22-2020	97,680,000	97,486,335
FNMA	1.50	7-30-2020	15,700,000	15,691,930
FNMA	1.50	11-30-2020	25,000,000	24,970,147
FNMA (U.S. SOFR +0.10%) ±	1.68	4-30-2020	15,000,000	15,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	11-15-2022	16,275,000	16,275,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	11-15-2023	20,000,000	20,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	7-19-2027	10,000,000	10,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	9-20-2027	25,000,000	25,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	6-28-2032	28,847,100	28,847,100
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	10-15-2039	14,965,000	14,965,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	10-15-2039	15,000,000	15,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	7-7-2040	19,435,860	19,435,860
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	7-7-2040	8,357,420	8,357,420
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	7-7-2040	14,090,999	14,090,999
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	7-7-2040	10,689,723	10,689,723
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	10-15-2040	7,000,000	7,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.87	11-15-2025	6,600,000	6,600,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.87	7-9-2026	61,057,750	61,057,750
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.87	1-15-2030	15,094,340	15,094,340
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.87	10-15-2032	21,053,846	21,053,846
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.87	6-15-2034	17,226,069	17,226,069

The accompanying notes are an integral part of these financial statements.

14  |  Government Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Government Agency Debt (continued)
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89%	7-15-2026	$7,127,000	$7,127,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-2-2031	11,285,976	11,285,976
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-2-2031	17,118,583	17,118,583
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-2-2031	12,894,143	12,894,143
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-2-2031	11,281,175	11,281,175
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-2-2031	19,202,000	19,202,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-30-2031	11,267,440	11,267,440
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	12-20-2031	35,000,000	35,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	5-15-2033	3,715,649	3,715,649
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	1-15-2040	11,880,000	11,880,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	1-15-2040	7,920,000	7,920,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	7-15-2040	19,581,600	19,581,600
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	8-15-2026	1,589,270	1,589,270
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	1-20-2027	68,000,000	68,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	1-20-2035	12,000,000	12,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	1-20-2035	10,400,000	10,400,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	1-20-2035	9,900,000	9,900,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	1-20-2035	4,000,000	4,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	4-20-2035	17,500,000	17,500,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	4-20-2035	5,000,000	5,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	4-20-2035	5,000,000	5,000,000
Overseas Private Investment Corporation (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	7-5-2038	8,150,000	8,150,000
Overseas Private Investment Corporation Series 1 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-30-2031	4,436,000	4,436,000
Overseas Private Investment Corporation Series 1 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	1-15-2040	19,800,000	19,800,000
Overseas Private Investment Corporation Series 1 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	8-15-2026	29,878,276	29,878,276
Overseas Private Investment Corporation Series 2 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	10-10-2025	5,667,030	5,667,030
Overseas Private Investment Corporation Series 2 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	9-20-2038	3,847,272	3,847,272
Overseas Private Investment Corporation Series 2 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-30-2031	10,380,240	10,380,240

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  15

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Government Agency Debt (continued)
Overseas Private Investment Corporation Series 2-2 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89%	7-15-2040	$6,888,000	$6,888,000
Overseas Private Investment Corporation Series 3 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	10-10-2025	7,367,139	7,367,139
Overseas Private Investment Corporation Series 3 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	7-15-2026	9,336,370	9,336,370
Overseas Private Investment Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.87	11-15-2033	22,700,855	22,700,855
Overseas Private Investment Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-2-2031	3,360,350	3,360,350
Overseas Private Investment Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-30-2031	6,032,960	6,032,960
Overseas Private Investment Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	1-20-2035	9,000,000	9,000,000
Overseas Private Investment Corporation Series 5 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-30-2031	6,210,400	6,210,400
Overseas Private Investment Corporation Series 6 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.84	7-7-2040	4,761,786	4,761,786
Overseas Private Investment Corporation Series 6 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-30-2031	18,010,160	18,010,160
Overseas Private Investment Corporation Series 6 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	4-20-2035	8,900,000	8,900,000
Overseas Private Investment Corporation Series 7 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-30-2031	7,097,600	7,097,600
Overseas Private Investment Corporation Series 7 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.90	1-20-2035	2,900,000	2,900,000
Overseas Private Investment Corporation Series 8 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-30-2031	13,308,000	13,308,000
Overseas Private Investment Corporation Series 9 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.87	5-15-2030	23,256,000	23,256,000
Overseas Private Investment Corporation Series 9 (U.S. Treasury 3 Month Bill +0.00%) ±§	1.89	9-30-2031	4,169,840	4,169,840

Total Government Agency Debt (Cost $27,693,932,432)				27,693,932,432

Municipal Obligations: 0.01%

Wisconsin: 0.01%

Variable Rate Demand Note ø: 0.01%
Wisconsin PFA Assisted Living Facilities Brannan Park Project (Housing Revenue, FHLB LOC)	1.58	1-1-2048	12,320,000	12,320,000

Total Municipal Obligations (Cost $12,320,000)				12,320,000

Repurchase Agreements ^^: 55.13%
Bank of America Corporation, dated 1-31-2020, maturity value $1,275,168,938 (1)	1.59	2-3-2020	1,275,000,000	1,275,000,000
Bank of Montreal, dated 1-31-2020, maturity value $350,046,375 (2)	1.59	2-3-2020	350,000,000	350,000,000
Bank of Montreal, dated 12-17-2019, maturity value $350,940,722 (3)§¢øø	1.64	2-14-2020	350,000,000	350,000,000
Bank of Nova Scotia, dated 1-31-2020, maturity value $670,088,775 (4)	1.59	2-3-2020	670,000,000	670,000,000
Barclays Capital Incorporated, dated 1-28-2020, maturity value $500,150,694 (5)	1.55	2-4-2020	500,000,000	500,000,000
Barclays Capital Incorporated, dated 1-29-2020, maturity value $500,151,667 (6)	1.56	2-5-2020	500,000,000	500,000,000
Barclays Capital Incorporated, dated 1-31-2020, maturity value $200,026,500 (7)	1.59	2-3-2020	200,000,000	200,000,000

The accompanying notes are an integral part of these financial statements.

16  |  Government Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Repurchase Agreements ^^ (continued)
BNP Paribas Securities Corporation, dated 1-13-2020, maturity value $552,238,347 (8)	1.61%	4-13-2020	$550,000,000	$550,000,000
BNP Paribas Securities Corporation, dated 1-17-2020, maturity value $251,017,431 (9)	1.61	4-17-2020	250,000,000	250,000,000
BNP Paribas Securities Corporation, dated 1-31-2020, maturity value $1,900,253,333 (10)	1.60	2-3-2020	1,900,000,000	1,900,000,000
BNP Paribas Securities Corporation, dated 1-31-2020, maturity value $100,013,250 (11)	1.59	2-3-2020	100,000,000	100,000,000
Citibank NA, dated 1-30-2020, maturity value $250,077,292 (12)	1.59	2-6-2020	250,000,000	250,000,000
Citibank NA, dated 1-31-2020, maturity value $250,033,125 (13)	1.59	2-3-2020	250,000,000	250,000,000
Citigroup Global Markets Incorporated, dated 1-28-2020, maturity value $250,074,861 (14)	1.54	2-4-2020	250,000,000	250,000,000
Citigroup Global Markets Incorporated, dated 1-31-2020, maturity value $500,066,250 (15)	1.59	2-3-2020	500,000,000	500,000,000
Credit Agricole SA, dated 1-31-2020, maturity value $300,092,750 (16)	1.59	2-7-2020	300,000,000	300,000,000
Credit Agricole SA, dated 1-31-2020, maturity value $500,066,250 (17)	1.59	2-3-2020	500,000,000	500,000,000
Credit Agricole SA, dated 11-7-2019, maturity value $150,640,167 (18)	1.67	2-7-2020	150,000,000	150,000,000
Daiwa Capital Markets America Incorporated, dated 1-31-2020, maturity value $1,000,132,500 (19)	1.59	2-3-2020	1,000,000,000	1,000,000,000
Deutsche Bank Securities, dated 1-31-2020, maturity value $1,000,132,500 (20)	1.59	2-3-2020	1,000,000,000	1,000,000,000
Deutsche Bank Securities, dated 1-31-2020, maturity value $750,096,875 (21)	1.55	2-3-2020	750,000,000	750,000,000
Fixed Income Clearing Corporation, dated 1-31-2020, maturity value $1,000,131,667 (22)	1.58	2-3-2020	1,000,000,000	1,000,000,000
Fixed Income Clearing Corporation, dated 1-31-2020, maturity value $13,501,789,740 (23)	1.59	2-3-2020	13,500,000,990	13,500,000,990
Fixed Income Clearing Corporation, dated 1-31-2020, maturity value $950,118,750 (24)	1.50	2-3-2020	950,000,000	950,000,000
Goldman Sachs & Company, dated 1-31-2020, maturity value $200,026,000 (25)	1.56	2-3-2020	200,000,000	200,000,000
Goldman Sachs & Company, dated 1-31-2020, maturity value $500,065,833 (26)	1.58	2-3-2020	500,000,000	500,000,000
ING Financial Markets LLC, dated 1-10-2020, maturity value $301,253,333 (27)	1.60	4-13-2020	300,000,000	300,000,000
ING Financial Markets LLC, dated 1-13-2020, maturity value $351,487,014 (28)	1.61	4-17-2020	350,000,000	350,000,000
ING Financial Markets LLC, dated 1-21-2020, maturity value $100,406,972 (29)	1.61	4-21-2020	100,000,000	100,000,000
ING Financial Markets LLC, dated 1-31-2020, maturity value $350,751,333 (30)	1.68	3-17-2020	350,000,000	350,000,000
ING Financial Markets LLC, dated 1-31-2020, maturity value $400,053,277 (31)	1.59	2-3-2020	400,000,277	400,000,277
ING Financial Markets LLC, dated 1-7-2020, maturity value $300,405,583 (32)	1.57	2-7-2020	300,000,000	300,000,000
ING Financial Markets LLC, dated 11-12-2019, maturity value $251,043,750 (33)	1.67	2-10-2020	250,000,000	250,000,000
ING Financial Markets LLC, dated 11-4-2019, maturity value $100,801,417 (34)	1.63	4-29-2020	100,000,000	100,000,000
JPMorgan Securities, dated 1-31-2020, maturity value $502,060,139 (35)§¢øø	1.63	2-3-2020	500,000,000	500,000,000
JPMorgan Securities, dated 1-31-2020, maturity value $625,081,771 (36)	1.57	2-3-2020	625,000,000	625,000,000
Mitsubishi Bank, dated 1-10-2020, maturity value $250,739,792 (37)	1.59	3-17-2020	250,000,000	250,000,000
Mizuho Bank, dated 1-31-2020, maturity value $650,086,125 (38)	1.59	2-3-2020	650,000,000	650,000,000

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  17

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Repurchase Agreements ^^ (continued)
MUFG Securities Canada Limited, dated 1-28-2020, maturity value $250,074,375 (39)§¢øø	1.53%	2-4-2020	$250,000,000	$250,000,000
MUFG Securities Canada Limited, dated 1-31-2020, maturity value $1,900,251,750 (40)	1.59	2-3-2020	1,900,000,000	1,900,000,000
MUFG Securities Canada Limited, dated 11-13-2019, maturity value $250,928,194 (41)§¢øø	1.63	2-4-2020	250,000,000	250,000,000
Nomura Securities International Incorporated, dated 1-31-2020, maturity value $3,000,397,500 (42)	1.59	2-3-2020	3,000,000,000	3,000,000,000
Prudential Insurance Company of America, dated 1-31-2020, maturity value $566,465,519 (43)	1.60	2-3-2020	566,390,000	566,390,000
RBC Capital Markets, dated 1-31-2020, maturity value $2,500,331,250 (44)	1.59	2-3-2020	2,500,000,000	2,500,000,000
RBS Securities Incorporated, dated 1-31-2020, maturity value $650,085,583 (45)	1.58	2-3-2020	650,000,000	650,000,000
Royal Bank of Canada, dated 1-31-2020, maturity value $1,000,132,500 (46)	1.59	2-3-2020	1,000,000,000	1,000,000,000
Societe Generale, dated 1-31-2020, maturity value $500,154,583 (47)	1.59	2-7-2020	500,000,000	500,000,000
Standard Chartered Bank, dated 1-31-2020, maturity value $1,040,138,667 (48)	1.60	2-3-2020	1,040,000,000	1,040,000,000
Standard Chartered Bank, dated 1-31-2020, maturity value $1,250,164,583 (49)	1.58	2-3-2020	1,250,000,000	1,250,000,000
Sumitomo Mitsui Banking Corporation, dated 1-21-2020, maturity value $237,683,608 (50)	1.69	2-4-2020	237,527,500	237,527,500
Sumitomo Mitsui Banking Corporation, dated 1-23-2020, maturity value $619,798,328 (51)	1.69	2-6-2020	619,391,250	619,391,250
Sumitomo Mitsui Banking Corporation, dated 1-24-2020, maturity value $619,973,443 (52)§¢øø	1.69	2-7-2020	619,566,250	619,566,250
Sumitomo Mitsui Banking Corporation, dated 1-28-2020, maturity value $295,801,661 (53)§¢øø	1.69	2-10-2020	295,621,250	295,621,250
Sumitomo Mitsui Banking Corporation, dated 1-29-2020, maturity value $613,284,286 (54)§¢øø	1.67	2-12-2020	612,886,250	612,886,250
Sumitomo Mitsui Banking Corporation, dated 1-30-2020, maturity value $237,305,026 (55)§¢øø	1.74	2-18-2020	237,098,750	237,098,750
TD Securities, dated 1-31-2020, maturity value $650,086,125 (56)	1.59	2-3-2020	650,000,000	650,000,000

Total Repurchase Agreements (Cost $48,098,482,517)				48,098,482,517

Treasury Debt: 12.23%
U.S. Treasury Bill (z)	1.64	4-16-2020	75,000,000	74,752,865
U.S. Treasury Bill (z)	1.70	4-9-2020	160,000,000	159,506,558
U.S. Treasury Bill (z)	1.84	4-2-2020	210,000,000	209,372,838
U.S. Treasury Bill (z)	1.85	3-12-2020	200,000,000	199,613,666
U.S. Treasury Bill (z)	1.87	2-20-2020	50,000,000	49,956,319
U.S. Treasury Bill (z)	1.88	3-19-2020	220,000,000	219,488,500
U.S. Treasury Bill (z)##	1.88	3-26-2020	620,000,000	618,335,407
U.S. Treasury Bill (z)	1.92	2-13-2020	70,000,000	69,963,056
U.S. Treasury Bill (z)	1.97	2-6-2020	250,000,000	249,959,417
U.S. Treasury Note	1.13	3-31-2020	255,000,000	254,660,846
U.S. Treasury Note	1.13	4-30-2020	240,000,000	239,631,884
U.S. Treasury Note	1.25	2-29-2020	370,000,000	369,782,608
U.S. Treasury Note	1.38	2-29-2020	100,000,000	99,952,242
U.S. Treasury Note	1.38	4-30-2020	150,000,000	149,746,525
U.S. Treasury Note	1.38	5-31-2020	120,000,000	119,806,722
U.S. Treasury Note	1.38	8-31-2020	193,613,000	193,119,382
U.S. Treasury Note	1.38	9-15-2020	70,000,000	69,880,371
U.S. Treasury Note	1.38	9-30-2020	80,000,000	79,874,144

The accompanying notes are an integral part of these financial statements.

18  |  Government Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Treasury Debt (continued)
U.S. Treasury Note	1.38%	10-31-2020	$100,000,000	$99,818,147
U.S. Treasury Note	1.50	4-15-2020	30,000,000	29,967,271
U.S. Treasury Note	1.50	5-15-2020	80,000,000	79,881,987
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	1.58	10-31-2020	390,000,000	389,771,818
U.S. Treasury Note	1.63	6-30-2020	120,000,000	119,887,642
U.S. Treasury Note	1.63	10-15-2020	250,000,000	250,010,802
U.S. Treasury Note	1.63	11-30-2020	80,000,000	79,989,593
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.12%) ±	1.65	1-31-2021	1,120,000,000	1,119,582,097
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.14%) ±	1.67	4-30-2021	770,000,000	769,926,246
U.S. Treasury Note	1.75	11-15-2020	184,000,000	184,178,474
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.22%) ±	1.76	7-31-2021	120,017,000	119,993,946
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.30%) ±	1.84	10-31-2021	770,000,000	770,568,214
U.S. Treasury Note	2.00	11-30-2020	90,000,000	90,265,251
U.S. Treasury Note	2.13	8-31-2020	150,000,000	150,401,142
U.S. Treasury Note	2.25	2-29-2020	50,000,000	50,006,720
U.S. Treasury Note	2.25	3-31-2020	230,000,000	230,106,616
U.S. Treasury Note	2.38	4-30-2020	270,000,000	270,293,107
U.S. Treasury Note	2.50	5-31-2020	220,000,000	220,411,989
U.S. Treasury Note	2.50	12-31-2020	100,000,000	100,794,742
U.S. Treasury Note	2.63	7-31-2020	540,000,000	542,418,810
U.S. Treasury Note	2.63	11-15-2020	531,900,000	535,828,474
U.S. Treasury Note (z)	2.75	9-30-2020	340,861,000	343,385,226
U.S. Treasury Note	2.75	11-30-2020	295,000,000	297,634,107
U.S. Treasury Note	2.88	10-31-2020	200,000,000	201,779,502
U.S. Treasury Note	3.50	5-15-2020	90,000,000	90,403,782
U.S. Treasury Note	3.63	2-15-2020	100,000,000	100,049,559

Total Treasury Debt (Cost $10,664,758,614)				10,664,758,614

Total investments in securities (Cost $86,469,493,563)	99.12%	86,469,493,563

Other assets and liabilities, net	0.88	769,194,405

Total net assets	100.00%	$87,238,687,968

±	Variable rate investment. The rate shown is the rate in effect at period end.
(z)	Zero coupon security. The rate represents the current yield to maturity.
%%	The security is purchased on a when-issued basis.
§	The security is subject to a demand feature which reduces the effective maturity.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¢	The security represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.

^^	Collateralized by:

(1)	U.S. government securities, 3.00% to 3.50%, 1-20-2045 to 7-20-2045, fair value including accrued interest is $1,313,250,000.

(2)	U.S. government securities, 1.76% to 7.50%, 7-13-2022 to 12-20-2069, fair value including accrued interest is $360,472,102.

(3)	U.S. government securities, 2.50% to 5.50%, 5-1-2030 to 4-20-2069, fair value including accrued interest is $360,500,001.

(4)	U.S. government securities, 2.40% to 6.00%, 1-15-2030 to 10-1-2049, fair value including accrued interest is $690,100,000.

(5)	U.S. government securities, 2.50% to 4.00%, 1-1-2035 to 1-1-2050, fair value including accrued interest is $515,000,000.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  19

Portfolio of investments—January 31, 2020

(6)	U.S. government securities, 3.00%, 1-1-2050, fair value including accrued interest is $515,000,001.

(7)	U.S. government securities, 3.00% to 3.50%, 10-20-2043 to 5-20-2046, fair value including accrued interest is $206,000,000.

(8)	U.S. government securities, 0.00% to 7.00%, 5-15-2020 to 1-1-2050, fair value including accrued interest is $562,913,785.

(9)	U.S. government securities, 0.00% to 6.50%, 2-27-2020 to 11-1-2049, fair value including accrued interest is $256,066,839.

(10)	U.S. government securities, 0.00% to 8.75%, 2-13-2020 to 5-15-2049, fair value including accrued interest is $1,938,000,014.

(11)	U.S. government securities, 0.00% to 7.00%, 11-15-2022 to 10-1-2049, fair value including accrued interest is $102,574,422.

(12)	U.S. government securities, 0.00% to 8.88%, 3-5-2020 to 9-15-2065, fair value including accrued interest is $255,070,529.

(13)	U.S. government securities, 0.00% to 10.50%, 3-5-2020 to 9-15-2065, fair value including accrued interest is $255,164,339.

(14)	U.S. government securities, 0.00% to 8.13%, 9-30-2026 to 6-1-2056, fair value including accrued interest is $257,319,396.

(15)	U.S. government securities, 0.00% to 9.50%, 4-30-2020 to 9-15-2060, fair value including accrued interest is $511,696,601.

(16)	U.S. government securities, 2.88% to 3.00%, 5-31-2025 to 10-20-2049, fair value including accrued interest is $308,779,131.

(17)	U.S. government securities, 3.50% to 4.00%, 2-20-2049 to 6-20-2049, fair value including accrued interest is $515,000,000.

(18)	U.S. government securities, 1.63% , 5-15-2026, fair value including accrued interest is $153,000,051.

(19)	U.S. government securities, 0.00% to 6.50%, 2-11-2020 to 1-20-2050, fair value including accrued interest is $1,029,535,481.

(20)	U.S. government securities, 2.25% to 5.50%, 6-30-2023 to 1-1-2050, fair value including accrued interest is $1,025,407,929.

(21)	U.S. government securities, 0.00% to 6.25%, 3-31-2020 to 8-15-2048, fair value including accrued interest is $765,000,043.

(22)	U.S. government securities, 1.88% to 2.50%, 2-15-2022 to 3-15-2022, fair value including accrued interest is $1,020,001,038.

(23)	U.S. government securities, 0.38% to 4.75%, 4-15-2023 to 2-15-2049, fair value including accrued interest is $13,770,001,010.

(24)	U.S. government securities, 0.00% to 2.63%, 1-15-2021 to 11-15-2026, fair value including accrued interest is $969,011,610.

(25)	U.S. government securities, 0.00% to 8.75%, 8-15-2020 to 2-15-2049, fair value including accrued interest is $204,007,432.

(26)	U.S. government securities, 0.13% to 0.75%, 1-15-2030 to 2-15-2042, fair value including accrued interest is $510,000,006.

(27)	U.S. government securities, 2.40% to 6.00%, 12-1-2025 to 5-1-2058, fair value including accrued interest is $309,000,000.

(28)	U.S. government securities, 2.77% to 7.00%, 1-1-2026 to 9-1-2057, fair value including accrued interest is $360,500,001.

(29)	U.S. government securities, 2.40% to 7.00%, 7-1-2024 to 9-1-2057, fair value including accrued interest is $103,000,000.

(30)	U.S. government securities, 2.35% to 5.50%, 8-1-2024 to 5-1-2058, fair value including accrued interest is $360,500,000.

(31)	U.S. government securities, 1.38% to 2.38%, 4-15-2021 to 8-31-2026, fair value including accrued interest is $408,163,548.

(32)	U.S. government securities, 2.35% to 6.50%, 11-1-2027 to 9-1-2057, fair value including accrued interest is $309,000,000.

(33)	U.S. government securities, 2.31% to 5.50%, 2-1-2027 to 9-1-2057, fair value including accrued interest is $257,500,379.

(34)	U.S. government securities, 2.77% to 5.50%, 11-1-2024 to 5-1-2058, fair value including accrued interest is $103,000,000.

(35)	U.S. government securities, 0.00% to 8.88%, 7-15-2022 to 5-15-2049, fair value including accrued interest is $510,324,579.

(36)	U.S. government securities, 2.88% to 3.00%, 9-30-2023 to 2-15-2048, fair value including accrued interest is $637,500,034.

(37)	U.S. government securities, 0.00% to 5.50%, 1-21-2022 to 11-1-2049, fair value including accrued interest is $256,961,468.

(38)	U.S. government securities, 2.50% to 4.00%, 3-20-2049 to 1-1-2050 , fair value including accrued interest is $669,500,000.

(39)	U.S. government securities, 0.13% to 4.75%, 10-15-2024 to 2-15-2049, fair value including accrued interest is $255,000,005.

(40)	U.S. government securities, 1.13% to 5.50%, 5-31-2020 to 1-1-2050, fair value including accrued interest is $1,955,423,602.

(41)	U.S. government securities, 1.75% to 4.00%, 2-28-2022 to 4-1-2047, fair value including accrued interest is $257,499,939.

(42)	U.S. government securities, 0.00% to 9.50%, 2-25-2020 to 10-20-2069, fair value including accrued interest is $3,089,232,172.

(43)	U.S. government securities, 0.00% to 3.00%, 5-15-2020 to 5-15-2045, fair value including accrued interest is $577,717,800.

(44)	U.S. government securities, 0.00% to 6.00%, 3-3-2020 to 12-1-2049, fair value including accrued interest is $2,572,540,552.

(45)	U.S. government securities, 0.00% to 1.00%, 2-15-2020 to 11-15-2049, fair value including accrued interest is $663,000,052.

(46)	U.S. government securities, 3.00% to 9.50%, 8-15-2020 to 8-15-2058, fair value including accrued interest is $1,030,000,000.

(47)	U.S. government securities, 0.38% to 4.50%, 1-15-2027 to 12-20-2049, fair value including accrued interest is $514,997,585.

(48)	U.S. government securities, 0.00% to 6.50%, 3-26-2020 to 1-1-2050, fair value including accrued interest is $1,066,972,879.

(49)	U.S. government securities, 0.13% to 4.75%, 4-15-2020 to 11-15-2049, fair value including accrued interest is $1,275,000,021.

(50)	U.S. government securities, 2.00% to 3.50%, 1-15-2021 to 2-1-2047, fair value including accrued interest is $244,937,664.

(51)	U.S. government securities, 3.00% to 4.00%, 12-1-2046 to 11-1-2047, fair value including accrued interest is $638,392,392.

(52)	U.S. government securities, 3.50% to 4.00%, 8-1-2047 to 6-1-2048, fair value including accrued interest is $638,640,658.

(53)	U.S. government securities, 3.50% , 10-1-2047 to 12-1-2047, fair value including accrued interest is $304,856,635.

(54)	U.S. government securities, 1.75% to 3.00%, 5-15-2023 to 5-15-2047, fair value including accrued interest is $625,217,949.

(55)	U.S. government securities, 2.00% to 3.50%, 1-15-2021 to 2-1-2047, fair value including accrued interest is $244,879,314.

(56)	U.S. government securities, 2.50% to 5.00%, 9-1-2042 to 1-1-2049, fair value including accrued interest is $669,500,001.

The accompanying notes are an integral part of these financial statements.

20  |  Government Money Market Funds

Portfolio of investments—January 31, 2020

Abbreviations:

FFCB	Federal Farm Credit Banks

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

LOC	Letter of credit

PFA	Public Finance Authority

SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  21

Statement of assets and liabilities—January 31, 2020

Assets
Investments in repurchase agreements, at amortized cost	$48,098,482,517
Investments in unaffiliated securities, at amortized cost	38,371,011,046
Cash	1,540,229,702
Receivable for Fund shares sold	3,878,426
Receivable for interest	77,544,258
Prepaid expenses and other assets	1,375,439

Total assets	88,092,521,388

Liabilities
Payable for investments purchased	738,821,868
Payable for Fund shares redeemed	43,175,434
Management fee payable	8,198,037
Dividends payable	58,016,154
Administration fees payable	4,530,826
Trustees’ fees and expenses payable	4,069
Accrued expenses and other liabilities	1,087,032

Total liabilities	853,833,420

Total net assets	$87,238,687,968

Net assets consist of
Paid-in capital	$87,238,512,631
Total distributable earnings	175,337

Total net assets	$87,238,687,968

Computation of net asset value per share
Net assets – Class A	$366,601,099
Shares outstanding – Class A1	366,599,283
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$3,893,928,220
Shares outstanding – Administrator Class[1]	3,893,914,682
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$29,028,517,328
Shares outstanding – Institutional Class[1]	29,028,611,134
Net asset value per share – Institutional Class	$1.00
Net assets – Select Class	$51,954,718,338
Shares outstanding – Select Class[1]	51,954,541,905
Net asset value per share – Select Class	$1.00
Net assets – Service Class	$1,994,922,983
Shares outstanding – Service Class[1]	1,994,907,531
Net asset value per share – Service Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

22  |  Government Money Market Funds

Statement of operations—year ended January 31, 2020

Investment income
Interest	$1,749,017,383

Expenses
Management fee	107,010,542
Administration fees
Class A	756,657
Administrator Class	2,848,987
Institutional Class	22,137,472
Select Class	19,332,052
Service Class	2,352,790
Sweep Class	24 [1]
Shareholder servicing fees
Class A	859,838
Administrator Class	2,848,571
Service Class	4,890,050
Sweep Class	210 [1]
Distribution fee
Sweep Class	292 [1]
Custody and accounting fees	2,225,884
Professional fees	59,861
Registration fees	403,872
Shareholder report expenses	143,776
Trustees’ fees and expenses	21,068
Other fees and expenses	546,428

Total expenses	166,438,374
Less: Fee waivers and/or expense reimbursements
Class A	(20,999)
Institutional Class	(4,439,380)
Select Class	(17,421,730)
Service Class	(108,575)

Net expenses	144,447,690

Net investment income	1,604,569,693
Net realized gains on investments	123,388

Net increase in net assets resulting from operations	$1,604,693,081

[1]

For the period from February 1, 2019 to November 29, 2019. Effective at the close of business on November 29, 2019, Sweep Class shares were liquidated and the class was subsequently closed. Sweep Class shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  23

Statement of changes in net assets

	Year ended January 31, 2020		Year ended January 31, 2019

Operations
Net investment income		$1,604,569,693		$1,305,787,958
Net realized gains on investments		123,388		113,882

Net increase in net assets resulting from operations		1,604,693,081		1,305,901,840

Distributions to shareholders from net investment income and net realized gains
Class A		(5,339,379)		(3,957,680)
Administrator Class		(51,521,355)		(29,903,434)
Institutional Class		(543,232,986)		(426,556,283)
Select Class		(971,999,530)		(811,926,883)
Service Class		(32,589,068)		(33,480,248)
Sweep Class		(1,259)[1]		(1,208)

Total distributions to shareholders		(1,604,683,577)		(1,305,825,736)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	361,105,716	361,105,716	180,404,669	180,404,669
Administrator Class	15,322,500,119	15,322,500,119	12,061,432,644	12,061,432,644
Institutional Class	194,991,151,341	194,991,151,341	167,832,722,754	167,832,722,754
Select Class	507,196,735,507	507,196,735,507	503,603,165,936	503,603,165,936
Service Class	61,032,711,500	61,032,711,500	67,069,453,268	67,069,453,268

		778,904,204,183		750,747,179,271

Reinvestment of distributions
Class A	5,298,655	5,298,655	3,921,415	3,921,415
Administrator Class	17,301,405	17,301,405	9,796,111	9,796,111
Institutional Class	171,548,607	171,548,607	141,402,397	141,402,397
Select Class	629,171,721	629,171,721	518,390,777	518,390,777
Service Class	3,567,610	3,567,610	4,616,938	4,616,938

		826,887,998		678,127,638

Payment for shares redeemed
Class A	(311,423,075)	(311,423,075)	(137,442,666)	(137,442,666)
Administrator Class	(13,857,369,572)	(13,857,369,572)	(11,214,508,321)	(11,214,508,321)
Institutional Class	(192,134,616,614)	(192,134,616,614)	(163,904,920,231)	(163,904,920,231)
Select Class	(501,206,742,646)	(501,206,742,646)	(505,074,881,063)	(505,074,881,063)
Service Class	(60,897,748,273)	(60,897,748,273)	(67,724,591,715)	(67,724,591,715)
Sweep Class	(100,075)[1]	(100,075)[1]	0	0

		(768,408,000,255)		(748,056,343,996)

Net increase in net assets resulting from capital share transactions		11,323,091,926		3,368,962,913

Total increase in net assets		11,323,101,430		3,369,039,017

Net assets
Beginning of period		75,915,586,538		72,546,547,521

End of period		$87,238,687,968		$75,915,586,538

[1]

For the period from February 1, 2019 to November 29, 2019. Effective at the close of business on November 29, 2019, Sweep Class shares were liquidated and the class was subsequently closed. Sweep Class shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

24  |  Government Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.59%	1.38%	0.38%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.61%	0.61%	0.61%	0.61%
Net expenses	0.60%	0.60%	0.61%	0.41%	0.13%
Net investment income	1.56%	1.39%	0.38%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$366,601	$311,616	$264,735	$274,083	$265,119

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.85%	1.65%	0.65%	0.10%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.34%	0.34%	0.34%	0.34%
Net expenses	0.34%	0.34%	0.34%	0.31%	0.12%
Net investment income	1.81%	1.67%	0.72%	0.11%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$3,893,928	$2,411,490	$1,554,764	$443,500	$382,043

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

26  |  Government Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.99%	1.79%	0.79%	0.24%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.22%	0.22%	0.22%	0.22%
Net expenses	0.20%	0.20%	0.20%	0.17%	0.12%
Net investment income	1.97%	1.79%	0.79%	0.25%	0.02%
Supplemental data
Net assets, end of period (000s omitted)	$29,028,517	$26,000,569	$21,931,321	$23,242,417	$14,212,988

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SELECT CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.02	0.02	0.01	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.02)	(0.02)	(0.01)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[3]	2.05%	1.85%	0.85%	0.30%	0.04%
Ratios to average net assets (annualized)
Gross expenses	0.18%	0.18%	0.18%	0.18%	0.18%
Net expenses	0.14%	0.14%	0.14%	0.11%	0.10%
Net investment income	2.02%	1.82%	0.86%	0.34%	0.08%
Supplemental data
Net assets, end of period (000s omitted)	$51,954,718	$45,335,385	$46,288,730	$38,999,425	$7,985,195

[1]	For the period from June 30, 2015 (commencement of class operations) to January 31, 2016

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28  |  Government Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.69%	1.48%	0.49%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.51%	0.51%	0.51%	0.51%
Net expenses	0.50%	0.50%	0.50%	0.40%	0.13%
Net investment income	1.67%	1.45%	0.48%	0.02%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,994,923	$1,856,426	$2,506,898	$2,992,780	$2,963,813

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  29

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Government Money Market Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on November 29, 2019, Sweep Class shares were liquidated and are no longer offered by the Fund. Information for Sweep Class shares reflected in the financial statements represents activity through November 29, 2019.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

30  |  Government Money Market Funds

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2020, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Government agency debt	$0	$27,693,932,432	$0	$27,693,932,432

Municipal obligations	0	12,320,000	0	12,320,000

Repurchase agreements	0	48,098,482,517	0	48,098,482,517

Treasury debt	0	10,664,758,614	0	10,664,758,614

Total assets	$0	$86,469,493,563	$0	$86,469,493,563

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended January 31, 2020, the Fund did not have any transfers into/out of Level 3.

Government Money Market Funds  |  31

Notes to financial statements

3. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.15%

Next $5 billion	0.14

Over $10 billion	0.13

For the year ended January 31, 2020, the management fee was equivalent to an annual rate of 0.13% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A	0.22%

Administrator Class	0.10

Institutional Class	0.08

Select Class	0.04

Service Class	0.12

Sweep Class	0.03

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 0.34% for Administrator Class shares, 0.20% for Institutional Class shares, 0.14% for Select Class shares, and 0.50% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 1, 2019, the Fund’s expenses were capped at 0.35% for Administrator Class shares.

Distribution fee

The Trust adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee was charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of the average daily net assets of Sweep Class shares.

32  |  Government Money Market Funds

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

4. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,604,683,577 and $1,305,825,736 of ordinary income for the years ended January 31, 2020 and January 31, 2019, respectively.

As of January 31, 2020, distributable earnings on a tax basis consisted of $58,226,628 in undistributed ordinary income.

5. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

6. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

7. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19.

Government Money Market Funds  |  33

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Government Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 31, 2020

34  |  Government Money Market Funds

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2020, $1,608,624,704 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2020, $113,883 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2020, 7.71% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

Government Money Market Funds  |  35

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

36  |  Government Money Market Funds

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Government Money Market Funds  |  37

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

38  |  Government Money Market Funds

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-03785 03-20

A303/AR303 01-20

Annual Report

January 31, 2020

Institutional Money Market Funds

∎	Wells Fargo Heritage Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Institutional Money Market Funds  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Heritage Money Market Fund for the 12-month period that ended January 31, 2020. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns, with U.S. markets leading the way. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.68% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 9.94%. The MSCI EM Index (Net)3 gained a more modest 3.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 9.64%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 3.95%, the Bloomberg Barclays Municipal Bond Index6 gained 8.65%, and the ICE BofA U.S. High Yield Index7 added 9.39%.

The year began with a strong market rebound.

Financial markets opened 2019 on a positive note, as investors were encouraged by the U.S. Federal Reserve (Fed) taking a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. However, concerns over slowing global growth grew more ominous. Fourth-quarter 2018 gross domestic product (GDP), reported in February 2019, grew at an annualized 2.2% rate, down from the levels of the prior two quarters. The Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Institutional Money Market Funds

Letter to shareholders (unaudited)

products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump,

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

“Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal.”

Institutional Money Market Funds  |  3

Letter to shareholders (unaudited)

while historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia, that are most exposed to viruses—physical or economic—originating in China.

Following the end of the reporting period, the coronavirus continued its global spread, resulting in disruptions to global markets, including through border closings, restrictions on travel and large gatherings, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, and reduced customer and client activity in multiple markets and sectors. The risk of further spreading of the coronavirus has led to significant uncertainty and volatility in the financial markets. The full extent of the coronavirus’s impact on the global economy cannot necessarily be foreseen and the impacts may be short term or may last for an extended period of time.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Institutional Money Market Funds

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2020

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Administrator Class (SHMXX)	6-29-1995	2.05	1.05	0.53	0.36	0.33

Institutional Class (SHIXX)	3-31-2000	2.18	1.16	0.61	0.24	0.20

Select Class (WFJXX)	6-29-2007	2.25	1.24	0.68	0.20	0.13

Service Class (WHTXX)[3]	6-30-2010	1.95	0.96	0.49	0.53	0.43

Yield summary (%) as of January 31, 20202

	Administrator Class	Institutional Class	Select Class	Service Class

7-day current yield	1.51	1.64	1.71	1.41

7-day compound yield	1.52	1.65	1.72	1.42

30-day simple yield	1.52	1.65	1.72	1.42

30-day compound yield	1.53	1.66	1.73	1.43

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

6  |  Institutional Money Market Funds

Performance highlights (unaudited)

Portfolio composition as of January 31, 2020[4]

Effective maturity distribution as of January 31, 2020[4]

Weighted average maturity as of January 31, 2020[5]

29 days

Weighted average life as of January 31, 2020[6]

72 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.33% for Administrator Class, 0.20% for Institutional Class, 0.13% for Select Class, and 0.43% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 1.49%, 1.61%, 1.65%, and 1.35% for Administrator Class, Institutional Class, Select Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Service Class shares prior to their inception reflects the performance of Administrator Class shares and has not been adjusted to reflect the higher expenses applicable to Service Class shares. If these expenses had been adjusted, returns for Service Class shares would be lower.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[5]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Institutional Money Market Funds  |  7

Performance highlights (unaudited)

MANAGERS’ DISCUSSION

The money market sector is heavily influenced by the Federal Open Market Committee’s (FOMC’s) assessment of the economy, its target rates, and expectations of changes to those target rates. Consequently, we try to glean insight about rate moves by dissecting Federal Reserve (Fed) statements and Fed member speeches and by analyzing the Summary of Economic Projections (SEP).

Even as the economic landscape was showing signs of sputtering growth toward the end of 2018, the FOMC raised rates in December. The Fed led us into 2019 indicating that the December rate increase might be the last move in the tightening cycle that had begun two years earlier. But expectations were that the economy was still expanding, albeit at a less robust pace. It therefore seemed reasonable to assume that the move got us to where we needed to be, at a target rate level low enough to not extinguish growth and perhaps let inflation rise to the 2% target but high enough to trim the wings a little. “Patience” was the key word introduced to the lexicon. And after a pause to refresh, rates might continue back on their higher track.

The patient pause didn’t last long. By March, the SEP array exhibited a dovish bias with no participants expecting a hike and one anticipating a cut. In addition to the pause, other signs pointing to the possibility of a cut included the tightening of the London Interbank Offered Rate (LIBOR)/Overnight Interest Swap (OIS) rate from its relatively wide spread of 42.5 basis points (bps; 100 bps equal 1.00%) at the end of 2018 to a low of 14.5 bps in June 2019. By May, more indicators confirmed that this was not a pause on the way to higher rates. In fact, it was looking like a pause before lower rates. While household spending and business fixed investment were slowing, personal consumption expenditures had ticked up and nonfarm payrolls came in strong. Overshadowing everything were trade tensions as negotiations with China, Mexico, Japan, and Europe broke down in various forms. With the central question of what would be the economic impacts of tariffs and trade wars unanswered, equities sold off and a flight to quality ensued. U.S. Treasury yields fell 34–36 bps, with 2-, 3-, and 5-year notes all yielding less than 2%. At that point, federal funds futures showed more than a 70% chance of a 25-bp cut at the September FOMC meeting.

At the June FOMC meeting, the Fed downgraded its growth assessment from solid to moderate and removed the word “patient” from its statement, focusing on increased uncertainties in the outlook. The SEP showed a downward shift in rates expectations and now seemed to be queuing up for an ease at the conclusion of the July FOMC meeting. Sentiment had seemingly turned on a dime. Consumers were still consuming, but trade tensions and the weak business sector had participants asking if a recession was looming.

Fast forward to period-end with a total of three consecutive easings—in July, September, and October—and maybe, just maybe, the FOMC executed the perfect landing. Fed Chair Powell set a high bar for further rate cuts after the October move, saying the cumulative easing to date would continue to provide support for the economy as monetary policy stimulus traditionally operates with a lag. That high bar was reiterated in December when it was made clear that the Fed expected to be on hold possibly through the election. No surprises came at the conclusion of the January 2020 meeting, with no change in the target rate range and the statement reflecting a willingness to appropriately continue economic expansion and achieve inflation around 2%.

Strategic outlook

At the close of the reporting period, we were focused on a few unresolved items that could influence markets for the remainder of the calendar year, namely Brexit; trade issues and tariffs; the conclusion or continuation of temporary Fed liquidity operations, Fed Treasury bill purchases, and other quantitative easing measures; and finally, the election. With the Fed appearing to be on hold for now, credit fundamentals continue to be supportive and the yield curve is slightly positively sloped.

However, just as the fiscal year ended, in February and March 2020, the coronavirus began to spread globally, prompting consumers, businesses, and governments to take unusually strong actions in an attempt to limit its impact. In so doing, it appears that there could be a serious toll on the U.S. and global economy. In the face of this uncertainty, equity and bond markets experienced sharp outflows, and short-term markets, especially government markets, experienced a high degree of inflows. With liquidity at a premium, volatility flowed through to the short end of the credit markets, prompting a series of supportive actions by the Fed. In the face of all this, we continue to believe that our investment strategy, with its focus on capital preservation and liquidity, is as important as ever.

8  |  Institutional Money Market Funds

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2019 to January 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2019	Ending account value 1-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Administrator Class

Actual	$1,000.00	$1,008.96	$1.67	0.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.48	$1.68	0.33%

Institutional Class

Actual	$1,000.00	$1,009.62	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%

Select Class

Actual	$1,000.00	$1,009.97	$0.66	0.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%

Service Class

Actual	$1,000.00	$1,008.45	$2.17	0.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.97	$2.19	0.43%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Institutional Money Market Funds  |  9

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Certificates of Deposit: 18.10%
Bank of Montreal (1 Month LIBOR +0.18%) ±	1.94%	4-3-2020	$32,000,000	$32,005,647
Bank of Montreal (3 Month LIBOR +0.06%) ±	1.95	3-12-2020	39,000,000	39,005,927
Bank of Montreal (1 Month LIBOR +0.18%) ±	1.96	5-1-2020	58,000,000	58,011,971
Bank of Montreal (3 Month LIBOR +0.14%) ±	2.04	11-18-2020	34,000,000	34,026,525
Bank of Nova Scotia (3 Month LIBOR +0.05%) ±	1.96	4-3-2020	55,000,000	55,008,081
Bank of Nova Scotia (3 Month LIBOR +0.09%) ±	1.94	2-10-2021	33,000,000	33,003,094
Bank of Nova Scotia	2.00	3-3-2020	13,000,000	13,004,660
Bank of Nova Scotia (3 Month LIBOR +0.10%) ±	2.00	8-4-2020	34,000,000	34,013,510
Bank of Nova Scotia (3 Month LIBOR +0.13%) 144A±	2.03	11-9-2020	17,000,000	17,011,652
Canadian Imperial Bank (1 Month LIBOR +0.18%) ±	1.91	4-6-2020	35,000,000	35,010,124
Canadian Imperial Bank (1 Month LIBOR +0.18%) ±	1.91	5-4-2020	45,000,000	45,019,786
Canadian Imperial Bank (1 Month LIBOR +0.18%) ±	1.96	5-1-2020	40,000,000	40,016,506
China Construction Bank Corporation NY (1 Month LIBOR +0.21%) ±	1.87	10-27-2020	80,000,000	79,989,130
Cooperatieve Rabobank UA (1 Month LIBOR +0.19%) ±	1.85	5-20-2020	63,000,000	63,020,706
Credit Industriel et Commercial NY (1 Month LIBOR +0.22%) ±	1.88	4-24-2020	40,000,000	40,011,633
Credit Suisse New York (3 Month LIBOR +0.24%) ±	2.15	12-4-2020	39,000,000	39,047,918
Mitsubishi Trust & Bank Company (1 Month LIBOR +0.20%) ±	1.93	5-6-2020	37,000,000	37,007,306
Mizuho Bank Limited	1.58	2-3-2020	17,650,000	17,650,000
Mizuho Bank Limited	1.87	5-5-2020	32,000,000	32,014,497
Mizuho Bank Limited (1 Month LIBOR +0.27%) ±	1.98	6-8-2020	70,000,000	70,047,377
MUFG Bank Limited of New York (3 Month LIBOR +0.14%) ±	2.04	5-11-2020	43,000,000	43,012,663
MUFG Bank Limited of New York (3 Month LIBOR +0.18%) ±	2.10	2-27-2020	39,000,000	39,007,133
National Bank of Canada (3 Month LIBOR +0.07%) 144A±	1.98	5-1-2020	9,000,000	9,001,947
Natixis NY (3 Month LIBOR +0.20%) ±	2.10	11-13-2020	34,000,000	34,036,515
Nordea Bank AB (3 Month LIBOR +0.15%) ±	2.00	10-13-2020	31,000,000	31,025,452
Norinchukin Bank	1.78	7-15-2020	65,000,000	65,014,163
Norinchukin Bank	1.90	3-5-2020	35,000,000	35,009,562
Norinchukin Bank	1.95	4-21-2020	35,000,000	35,021,875
Norinchukin Bank	2.02	2-21-2020	50,000,000	50,011,988
Norinchukin Bank	2.20	2-4-2020	30,000,000	30,001,988
Oversea-Chinese Banking (1 Month LIBOR +0.15%) ±	1.88	2-6-2020	43,000,000	43,002,471
Oversea-Chinese Banking	1.90	3-11-2020	20,000,000	20,004,112
Royal Bank of Canada (3 Month LIBOR +0.30%) ±	2.10	7-22-2020	17,000,000	17,021,127
Skandinaviska Enskilda Bank AB (3 Month LIBOR +0.15%) ±	2.06	10-2-2020	35,000,000	35,020,563
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.12%) ±	1.78	7-28-2020	50,000,000	50,000,660
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.20%) ±	1.91	7-7-2020	53,000,000	53,028,258
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.27%) ±	1.93	4-24-2020	10,000,000	10,004,072
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.27%) ±	2.05	5-1-2020	18,000,000	18,007,752
Sumitomo Mitsui Trust NY (1 Month LIBOR +0.26%) ±	1.94	4-14-2020	24,000,000	24,007,449
Sumitomo Mitsui Trust NY (1 Month LIBOR +0.21%) ±	1.97	2-3-2020	12,000,000	12,000,460
Svenska Handelsbanken (1 Month LIBOR +0.22%) ±	1.87	7-22-2020	91,000,000	91,056,774
Svenska Handelsbanken (3 Month LIBOR +0.16%) ±	2.00	10-16-2020	38,000,000	38,034,218
Toronto Dominion Bank (3 Month LIBOR +0.28%) ±	2.17	6-11-2020	32,233,000	32,269,874

Total Certificates of Deposit (Cost $1,627,923,770)				1,628,527,126

Commercial Paper: 54.87%

Asset-Backed Commercial Paper: 27.09%
Albion Capital Corporation (z)	1.70	2-4-2020	31,362,000	31,356,651
Anglesea Funding LLC (1 Month LIBOR +0.15%) 144A±	1.80	7-29-2020	10,000,000	10,000,000
Anglesea Funding LLC (1 Month LIBOR +0.15%) 144A±	1.80	7-27-2020	41,000,000	40,998,776
Anglesea Funding LLC (1 Month LIBOR +0.23%) 144A±	1.89	5-20-2020	52,000,000	52,022,795
Anglesea Funding LLC (3 Month LIBOR +0.12%) 144A±	2.02	5-15-2020	70,000,000	70,000,064
Atlantic Asset Securitization Corporation 144A(z)	1.79	6-15-2020	13,699,000	13,608,797
Atlantic Asset Securitization Corporation 144A(z)	1.91	4-8-2020	17,000,000	16,945,058
Barton Capital Corporation 144A(z)	1.83	4-8-2020	10,000,000	9,966,850

The accompanying notes are an integral part of these financial statements.

10  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Barton Capital Corporation 144A(z)	2.10%	2-24-2020	$15,000,000	$14,982,730
Bedford Row Funding Corporation (1 Month LIBOR +0.24%) 144A±	1.89	7-20-2020	39,000,000	39,020,511
Bedford Row Funding Corporation (1 Month LIBOR +0.15%) 144A±	1.91	2-3-2020	20,000,000	20,000,667
Bedford Row Funding Corporation (3 Month LIBOR +0.09%) 144A±	2.00	10-7-2020	33,000,000	33,013,159
Bedford Row Funding Corporation (3 Month LIBOR +0.13%) 144A±	2.03	11-24-2020	12,000,000	12,007,644
Cedar Spring Capital Corporation 144A(z)	1.69	2-6-2020	43,000,000	42,987,845
Cedar Spring Capital Corporation 144A(z)	1.96	4-1-2020	21,000,000	20,936,626
Cedar Spring Capital Corporation 144A(z)	2.01	3-18-2020	82,000,000	81,811,261
Chariot Funding LLC 144A(z)	1.65	2-10-2020	31,950,000	31,935,853
Chesham Finance Limited 144A(z)	1.64	2-3-2020	100,000,000	99,986,417
Chesham Finance Limited 144A(z)	1.64	2-3-2020	10,000,000	9,998,642
Chesham Finance Limited 144A(z)	1.64	2-3-2020	35,000,000	34,995,173
Collateralized Commercial Paper Flex Company LLC (1 Month LIBOR +0.20%) 144A±	1.86	6-23-2020	17,000,000	17,006,458
Columbia Funding Company 144A(z)	2.02	5-15-2020	63,000,000	62,681,194
Columbia Funding Company 144A(z)	2.02	6-2-2020	35,000,000	34,789,773
Columbia Funding Company 144A(z)	2.02	6-3-2020	40,000,000	39,757,373
Columbia Funding Company 144A(z)	2.02	6-9-2020	38,000,000	37,756,156
Concord Minutemen Capital Company 144A(z)	1.62	2-4-2020	65,000,000	64,988,379
Concord Minutemen Capital Company 144A(z)	1.89	7-10-2020	33,000,000	32,737,302
Concord Minutemen Capital Company 144A(z)	1.93	3-6-2020	14,000,000	13,977,229
Concord Minutemen Capital Company 144A(z)	1.96	5-15-2020	32,000,000	31,837,600
Concord Minutemen Capital Company 144A(z)	1.96	4-1-2020	13,000,000	12,962,531
Concord Minutemen Capital Company 144A(z)	2.01	3-18-2020	82,000,000	81,819,826
Crown Point Capital Company (1 Month LIBOR +0.30%) 144A±	1.99	6-8-2020	69,000,000	69,010,313
Glencove Funding LLC (3 Month LIBOR +0.12%) 144A±	2.02	5-20-2020	70,000,000	70,006,042
Great Bridge Capital Company LLC 144A(z)	1.79	5-26-2020	14,000,000	13,924,800
Great Bridge Capital Company LLC 144A(z)	1.83	5-20-2020	49,742,000	49,489,242
Institutional Secured Funding LLC 144A(z)	1.70	2-3-2020	100,000,000	99,986,625
Institutional Secured Funding LLC 144A(z)	1.73	2-7-2020	105,000,000	104,966,925
Kells Funding LLC 144A(z)	1.87	2-21-2020	25,000,000	24,976,958
Kells Funding LLC 144A(z)	1.88	4-16-2020	35,000,000	34,880,226
Kells Funding LLC 144A(z)	1.88	4-15-2020	24,000,000	23,919,000
Kells Funding LLC 144A(z)	2.02	3-13-2020	11,000,000	10,979,646
Kells Funding LLC 144A(z)	2.03	3-18-2020	12,000,000	11,975,074
Kells Funding LLC 144A(z)	2.07	3-24-2020	44,000,000	43,896,680
Legacy Capital Company 144A(z)	2.11	3-16-2020	11,000,000	10,976,900
Lexington Parker Capital Company LLC 144A(z)	1.60	2-5-2020	65,000,000	64,985,357
Lexington Parker Capital Company LLC 144A(z)	1.63	2-6-2020	50,000,000	49,986,450
Liberty Funding LLC 144A(z)	2.12	3-18-2020	34,000,000	33,925,294
LMA Americas LLC 144A(z)	1.82	7-6-2020	7,000,000	6,947,492
LMA Americas LLC 144A(z)	1.91	5-22-2020	35,000,000	34,816,522
LMA Americas LLC 144A(z)	2.00	2-25-2020	10,000,000	9,989,188
LMA Americas LLC 144A(z)	2.06	2-5-2020	14,750,000	14,746,620
Manhattan Asset Funding Company LLC 144A(z)	1.90	2-7-2020	15,000,000	14,995,275
Matchpoint Finance plc 144A(z)	1.65	2-10-2020	38,000,000	37,983,312
Matchpoint Finance plc 144A(z)	1.95	2-24-2020	10,000,000	9,989,287
Matchpoint Finance plc (1 Month LIBOR +0.29%) 144A±	1.99	4-9-2020	35,000,000	35,014,085
Mountcliff Funding LLC 144A(z)	1.68	2-3-2020	120,000,000	119,983,950
Mountcliff Funding LLC (1 Month LIBOR +0.20%) 144A±	1.85	4-24-2020	110,000,000	110,009,577
Mountcliff Funding LLC 144A(z)	2.01	2-4-2020	10,000,000	9,998,212
Nieuw Amsterdam Receivables Corporation 144A(z)	1.78	3-4-2020	67,000,000	66,897,311
Regency Markets No.1 LLC 144A(z)	1.65	2-14-2020	11,000,000	10,992,959
Ridgefield Funding Company (1 Month LIBOR +0.30%) 144A±	1.95	4-22-2020	10,000,000	10,004,643
Thunder Bay Funding LLC 144A(z)	2.01	3-17-2020	33,000,000	32,930,847
Versailles CDS LLC 144A(z)	2.06	2-14-2020	10,000,000	9,993,840

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  11

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Victory Receivables 144A(z)	1.81%	3-11-2020	$67,000,000	$66,875,157

				2,436,943,149

Financial Company Commercial Paper: 15.69%
Australia & New Zealand Banking Group Limited 144A(z)	1.88	5-21-2020	18,600,000	18,500,956
Australia & New Zealand Banking Group Limited (3 Month LIBOR +0.11%) 144A±	2.03	11-27-2020	39,000,000	39,021,927
BNG Bank NV (1 Month LIBOR +0.17%) 144A±	1.82	3-31-2020	5,000,000	5,000,697
Collateralized Commercial Paper FLEX Company LLC (3 Month LIBOR +0.12%) 144A±	1.99	1-6-2021	73,000,000	73,013,163
Collateralized Commercial Paper V Company LLC (3 Month LIBOR +0.05%) ±	1.83	10-27-2020	25,000,000	25,000,000
Collateralized Commercial Paper V Company LLC (3 Month LIBOR +0.10%) ±	2.01	9-28-2020	65,000,000	65,029,323
Commonwealth Bank of Australia (1 Month LIBOR +0.17%) 144A±	1.95	4-2-2020	35,000,000	35,003,079
Commonwealth Bank of Australia (3 Month LIBOR +0.12%) 144A±	2.03	11-9-2020	34,000,000	34,020,715
Commonwealth Bank of Australia (3 Month LIBOR +0.15%) 144A±	2.08	9-24-2020	35,000,000	35,028,622
Commonwealth Bank of Australia (3 Month LIBOR +0.45%) 144A±	2.34	3-10-2020	20,757,000	20,769,169
DBS Bank Limited 144A(z)	1.82	7-6-2020	10,000,000	9,924,117
DBS Bank Limited 144A(z)	1.86	5-22-2020	20,000,000	19,893,289
DBS Bank Limited 144A(z)	1.86	4-14-2020	55,000,000	54,810,858
DBS Bank Limited 144A(z)	1.87	6-9-2020	58,000,000	57,638,289
DBS Bank Limited 144A(z)	1.90	6-26-2020	21,000,000	20,850,967
DBS Bank Limited (3 Month LIBOR +0.06%) 144A±	1.95	6-11-2020	30,000,000	29,999,924
DBS Bank Limited 144A(z)	2.27	2-28-2020	43,000,000	42,944,984
Dexia Credit Local SA (z)	1.87	4-15-2020	79,000,000	78,693,052
Dexia Credit Local SA 144A	1.88	3-23-2020	30,000,000	30,006,913
Federation des Caisses (3 Month LIBOR +0.10%) 144A±	1.99	9-9-2020	70,000,000	69,999,818
ING US Funding LLC (1 Month LIBOR +0.20%) 144A±	1.86	5-19-2020	39,000,000	39,013,413
ING US Funding LLC (3 Month LIBOR +0.19%) 144A±	2.10	10-1-2020	35,000,000	35,025,046
National Australia Bank Limited (1 Month LIBOR +0.16%) 144A±	1.82	5-19-2020	20,000,000	20,004,465
National Australia Bank Limited (1 Month LIBOR +0.13%) 144A±	1.82	2-7-2020	40,000,000	40,002,273
National Australia Bank Limited (1 Month LIBOR +0.26%) 144A±	1.92	6-19-2020	24,000,000	24,015,910
National Australia Bank Limited (3 Month LIBOR +0.12%) 144A±	2.01	12-11-2020	34,000,000	34,019,988
Old Line Funding LLC (1 Month LIBOR +0.14%) 144A±	1.80	10-22-2020	15,000,000	14,999,995
Ontario Teachers Finance Trust 144A(z)	1.81	7-20-2020	40,000,000	39,684,030
Ontario Teachers Finance Trust 144A(z)	2.10	3-12-2020	46,000,000	45,918,797
Ontario Teachers Finance Trust 144A(z)	2.20	3-6-2020	10,000,000	9,984,931
Oversea-Chinese Banking Corporation Limited (3 Month LIBOR + 0.04%) 144A±	1.94	2-18-2020	40,000,000	40,002,274
Oversea-Chinese Banking Corporation Limited 144A(z)	1.86	4-21-2020	10,000,000	9,961,525
Oversea-Chinese Banking Corporation Limited (1 Month LIBOR + 0.20%) 144A±	1.90	4-9-2020	35,000,000	35,008,087
Oversea-Chinese Banking Corporation Limited (1 Month LIBOR +0.24%) 144A±	1.97	6-5-2020	55,000,000	55,030,260
Oversea-Chinese Banking Corporation Limited (3 Month LIBOR +0.10%) 144A±	2.01	8-14-2020	30,000,000	29,998,395
Oversea-Chinese Banking Corporation Limited (3 Month LIBOR +0.14%) 144A±	2.04	11-4-2020	18,000,000	17,997,326
Starbird Funding Corporation 144A(z)	2.02	4-6-2020	24,000,000	23,925,024
Toronto Dominion Bank (3 Month LIBOR +0.12%) ±	1.97	10-13-2020	35,000,000	35,019,116
Toronto Dominion Bank (3 Month LIBOR +0.14%) 144A±	2.05	11-13-2020	35,000,000	35,026,844
Toronto Dominion Bank (3 Month LIBOR +0.19%) 144A±	2.14	9-28-2020	40,000,000	40,040,988
United Overseas Bank Limited 144A(z)	1.85	2-4-2020	21,000,000	20,996,502

				1,410,825,051

The accompanying notes are an integral part of these financial statements.

12  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Other Commercial Paper: 12.09%
BNG Bank NV 144A(z)	1.56%	2-3-2020	$43,000,000	$42,994,284
BNG Bank NV (1 Month LIBOR +0.20%) 144A±	1.86	5-26-2020	38,000,000	38,008,607
BNG Bank NV 144A(z)	1.92	5-18-2020	47,000,000	46,775,528
BNG Bank NV (z)	2.02	4-15-2020	10,000,000	9,967,604
Caisse des Depots 144A(z)	1.57	2-3-2020	155,000,000	154,980,229
Caisse des Depots 144A(z)	1.70	4-22-2020	12,196,000	12,150,191
Caisse des Depots 144A(z)	2.02	3-16-2020	21,000,000	20,957,475
China International Marine Containers (z)	2.05	2-4-2020	55,000,000	54,990,619
Equipment Intermediation 144A(z)	1.60	2-3-2020	32,000,000	31,995,973
Erste Abwicklungsanstalt 144A(z)	1.60	2-5-2020	46,520,000	46,509,953
Erste Bank der oesterreichischen Sparkassen AG (1 Month LIBOR +0.22%) 144A±	1.88	3-27-2020	34,000,000	34,007,665
European Investment Bank (z)	1.57	2-4-2020	100,000,000	99,982,978
Komatsu Finance America Incorporated 144A(z)	1.69	2-13-2020	17,000,000	16,990,350
Mercy Health (z)	1.70	2-12-2020	11,110,000	11,104,171
Nederlandse Waterschapsbank NV 144A(z)	1.87	4-14-2020	59,000,000	58,800,740
Nederlandse Waterschapsbank NV 144A(z)	2.02	2-10-2020	40,000,000	39,983,044
Nederlandse Waterschapsbank NV 144A(z)	2.04	3-2-2020	74,000,000	73,898,044
NRW Bank 144A(z)	2.02	2-24-2020	20,000,000	19,978,827
NRW Bank 144A(z)	2.02	3-4-2020	18,000,000	17,973,584
Toyota Credit Canada Incorporated (3 Month LIBOR +0.13%) ±	2.03	7-31-2020	15,000,000	15,006,622
Toyota Finance Australia Limited (1 Month LIBOR +0.27%) ±	1.95	6-5-2020	36,000,000	36,022,673
Toyota Finance Australia Limited (3 Month LIBOR +0.10%) ±	1.98	10-5-2020	50,000,000	50,013,286
Toyota Motor Credit Corporation (3 Month LIBOR +0.08%) ±	1.87	10-23-2020	40,000,000	39,999,980
Toyota Motor Credit Corporation (1 Month LIBOR +0.23%) ±	1.88	5-26-2020	35,000,000	35,016,394
Toyota Motor Credit Corporation (1 Month LIBOR +0.16%) ±	1.89	2-27-2020	40,000,000	40,004,252
Toyota Motor Credit Corporation (3 Month LIBOR +0.07%) ±	1.97	5-22-2020	39,000,000	39,012,918

				1,087,125,991

Total Commercial Paper (Cost $4,934,045,924)				4,934,894,191

Municipal Obligations : 7.36%

Colorado: 1.30%

Variable Rate Demand Notes ø: 1.30%
Colorado HFA MFHR Class II Series B (Housing Revenue, FHLB SPA)	1.72	5-1-2052	90,425,000	90,425,000
Colorado Southern Ute Indian Tribe Reservation Series 2007 (Miscellaneous Revenue) 144A	1.60	1-1-2027	26,490,000	26,490,000

				116,915,000

Georgia: 0.12%

Other Municipal Debt: 0.07%
Municipal Electric Authority of Georgia (Utility Revenue)	2.05	3-17-2020	6,007,000	6,008,303

Variable Rate Demand Note ø: 0.05%
Macon-Bibb County GA IDA Kumho Tire Georgia Incorporated Series A (Industrial Development Revenue, Korea Development LOC)	1.80	12-1-2022	5,000,000	5,000,000

Illinois: 0.11%

Variable Rate Demand Note ø: 0.11%
Illinois Housing Development Authority Series A-2 (Housing Revenue, FHLB SPA)	1.60	8-1-2035	9,700,000	9,700,000

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  13

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Kentucky: 0.17%

Variable Rate Demand Notes ø: 0.17%
Kentucky Housing Corporation Series O (Housing Revenue, Kentucky Housing Corporation SPA)	1.60%	1-1-2036	$10,045,000	$10,045,000
Kentucky Housing Corporation Series T (Housing Revenue, Kentucky Housing Corporation SPA)	1.60	7-1-2037	5,025,000	5,025,000

				15,070,000

Missouri: 0.04%

Variable Rate Demand Note ø: 0.04%
Bridgeton MO IDA Stolze Printing (Industrial Development Revenue, Carrollton Bank LOC)	1.62	12-1-2047	3,800,000	3,800,000

New Hampshire: 0.95%

Variable Rate Demand Notes ø: 0.95%
National Finance Authority New Hampshire (Industrial Development Revenue, Kookmin Bank LOC) 144A	1.80	7-1-2029	20,000,000	20,000,000
New Hampshire Business Finance Authority CJ Foods Manufacturing Beaumont Corporation Series A (Industrial Development Revenue, Kookmin Bank LOC) 144A	1.80	10-1-2028	65,000,000	65,000,000

				85,000,000

New Jersey: 0.47%

Variable Rate Demand Note ø: 0.47%
Jets Stadium Development Series A-4B (Miscellaneous Revenue, Sumitomo Mitsui Banking Corporation LOC) 144A	1.65	4-1-2047	42,555,000	42,555,000

New York: 0.80%

Variable Rate Demand Notes ø: 0.80%
New York Dormitory Authority Personal Income Tax Revenue Series XFT910 (Tax Revenue, Citibank NA LIQ) 144A	1.64	3-15-2040	12,000,000	12,000,000
New York Dormitory Authority Secondary Issues Floater Series B-4 (Tax Revenue, Morgan Stanley Bank LIQ) 144A	1.75	3-15-2040	16,000,000	16,000,000
New York HFA 222 East 44th Street Series B (Housing Revenue, Bank of China LOC)	1.72	5-1-2050	9,450,000	9,450,000
New York HFA 572 11th Avenue Series A (Housing Revenue, Bank of China LOC)	1.75	11-1-2049	18,650,000	18,650,000
New York Municipal Water Finance Authority Series T-30001-I (Water & Sewer Revenue, Citibank NA LIQ) 144A	1.64	6-15-2044	16,000,000	16,000,000

				72,100,000

Other: 3.40%

Variable Rate Demand Notes ø: 3.40%
FHLMC MFHR Series M004 Class A (Housing Revenue, FHLMC LIQ)	1.75	1-15-2042	36,788,575	36,788,575
FHLMC MFHR Series M011 Class A (Housing Revenue, FHLMC LIQ)	1.75	8-15-2021	75,000	75,000
Fortenbery Children 2017 Irrevocable Trust (Miscellaneous Revenue, FHLB LOC)	1.62	5-1-2037	12,275,000	12,275,000
Providence St. Joseph Health & Services (Health Revenue, GNMA/FNMA/FHLMC Insured, JPMorgan Chase & Company SPA)	1.62	10-1-2047	47,100,000	47,100,000
Providence St. Joseph Health Obligation Series 12-E (Health Revenue, U.S. Bank NA LOC)	1.68	10-1-2042	41,390,000	41,390,000

SSAB AB Series A (Miscellaneous Revenue, DNB Banking ASA LOC)	1.62	6-1-2035	28,000,000	28,000,000

The accompanying notes are an integral part of these financial statements.

14  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)

Steadfast Crestavilla LLC Series A (Health Revenue, American AgCredit LOC)	1.62%	2-1-2056	$33,320,000	$33,320,000

Steadfast Crestavilla LLC Series B (Health Revenue, U.S. Bank NA LOC)	1.62	2-1-2056	22,040,000	22,040,000

Taxable Municipal Funding Trust (GO Revenue, Barclays Bank plc LOC) 144A	1.67	9-1-2027	12,470,000	12,470,000
Taxable Municipal Funding Trust (GO Revenue, Barclays Bank plc LOC) 144A	2.00	9-1-2027	72,090,000	72,090,000

				305,548,575

Total Municipal Obligations (Cost $661,695,575)				661,696,878

Non-Agency Mortgage-Backed Securities: 0.28%
Pepper Residential Securities Trust Series 20A Class A1U2 (1 Month LIBOR +0.32%) 144A±	1.99	3-16-2020	25,000,000	25,003,837

Total Non-Agency Mortgage-Backed Securities (Cost $25,000,000)				25,003,837

Other Instruments: 3.79%

Altoona Blair County Development Corporation 144A§øø	1.64	9-1-2038	14,850,000	14,850,000

Altoona Blair County Development Corporation 144A§øø	1.64	9-1-2038	32,000,000	32,000,000

ASC Mercer Island LLC §øø	1.62	6-1-2057	33,900,000	33,900,000

Gerald J Rubin Special Trust Secured §øø	1.62	12-1-2048	14,215,000	14,215,000

Invesco Dynamic Credit Opportunities Fund Series W-7 §øø	1.71	6-1-2028	55,000,000	55,000,000

Keep Memory Alive §øø	1.64	5-1-2037	34,500,000	34,500,000

Ken-Vin Life Company LLC Secured §øø	1.60	12-1-2059	19,645,000	19,645,000

La Mesa Senior Living LP Secured §øø	1.62	8-1-2057	25,925,000	25,925,000

Opus Group AB §øø	1.67	10-1-2032	25,000,000	25,000,000

Opus Inspection Incorporated §øø	1.67	1-1-2034	28,000,000	28,000,000

ROC III CA Crossings Chino Hills LLC Series A §øø	1.62	1-1-2057	34,000,000	34,000,000

ROC III CA Crossings Chino Hills LLC Series B §øø	1.62	1-1-2057	24,000,000	24,000,000

Total Other Instruments (Cost $341,035,000)				341,035,000

Other Notes: 1.07%

Corporate Bonds and Notes : 1.07%

Cellmark Incorporated Secured §øø	1.67	6-1-2038	96,000,000	96,000,000

Total Other Notes (Cost $96,000,000)				96,000,000

Repurchase Agreements ^^: 14.42%

Bank of America Corporation, dated 1-31-2020, maturity value $426,056,445 (1)	1.59	2-3-2020	426,000,000	426,000,000

Bank of Nova Scotia, dated 1-31-2020, maturity value $374,049,555 (2)	1.59	2-3-2020	374,000,000	374,000,000

MUFG Securities, dated 1-31-2020, maturity value $374,049,555 (3)	1.59	2-3-2020	374,000,000	374,000,000

Standard Chartered Bank, dated 1-31-2020, maturity value $123,016,400 (4)	1.60	2-3-2020	123,000,000	123,000,000

Total Repurchase Agreements (Cost $1,297,000,000)				1,297,000,000

Total investments in securities (Cost $8,982,700,269)	99.89%	8,984,157,032

Other assets and liabilities, net	0.11	9,908,024

Total net assets	100.00%	$8,994,065,056

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  15

Portfolio of investments—January 31, 2020

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(z)	Zero coupon security. The rate represents the current yield to maturity.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

§	The security is subject to a demand feature which reduces the effective maturity.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by:

(1) U.S. government securities, 3.00% to 3.50%, 1-20-2045 to 7-20-2045, fair value including accrued interest is $438,780,000.

(2) U.S. government securities, 2.40% to 6.00%, 1-15-2030 to 10-1-2049, fair value including accrued interest is $385,220,000.

(3) U.S. government securities, 1.13% to 5.50%, 5-31-2020 to 1-1-2050, fair value including accrued interest is $384,909,699.

(4) U.S. government securities, 0.00% to 6.50%, 3-26-2020 to 1-1-2050, fair value including accrued interest is $126,190,062.

Abbreviations:

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HFA	Housing Finance Authority

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

ROC	Reset option certificates

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

16  |  Institutional Money Market Funds

Statement of assets and liabilities—January 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $7,685,700,269)	$7,687,157,032
Investments in repurchase agreements, at value (cost $1,297,000,000)	1,297,000,000
Cash	34,537
Receivable for Fund shares sold	5,000,200
Receivable for interest	10,880,921
Prepaid expenses and other assets	175,354

Total assets	9,000,248,044

Liabilities
Management fee payable	2,898,846
Dividends payable	2,292,280
Administration fees payable	414,189
Custody and accounting fees payable	122,903
Trustees’ fees and expenses payable	4,085
Accrued expenses and other liabilities	450,685

Total liabilities	6,182,988

Total net assets	$8,994,065,056

Net assets consist of
Paid-in capital	$8,992,845,687
Total distributable earnings	1,219,369

Total net assets	$8,994,065,056

Computation of net asset value per share
Net assets – Administrator Class	$113,554,950
Shares outstanding – Administrator Class[1]	113,501,417
Net asset value per share – Administrator Class	$1.0005
Net assets – Institutional Class	$1,704,935,845
Shares outstanding – Institutional Class[1]	1,704,170,198
Net asset value per share – Institutional Class	$1.0004
Net assets – Select Class	$7,119,681,226
Shares outstanding – Select Class[1]	7,115,905,672
Net asset value per share – Select Class	$1.0005
Net assets – Service Class	$55,893,035
Shares outstanding – Service Class[1]	55,869,421
Net asset value per share – Service Class	$1.0004

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  17

Statement of operations—year ended January 31, 2020

Investment income
Interest	$214,012,393

Expenses
Management fee	13,334,683
Administration fees
Administrator Class	122,866
Institutional Class	1,293,685
Select Class	2,945,920
Service Class	73,221
Shareholder servicing fees
Administrator Class	122,866
Service Class	145,042
Custody and accounting fees	368,709
Professional fees	63,568
Shareholder report expenses	17,420
Trustees’ fees and expenses	21,121
Other fees and expenses	481

Total expenses	18,509,582
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,890,391)
Administrator Class	(56)
Institutional Class	(162,019)
Select Class	(2,945,920)
Service Class	(35,257)

Net expenses	13,475,939

Net investment income	200,536,454

Realized and unrealized gains (losses) on investments
Net realized gains on investments	115,159
Net change in unrealized gains (losses) on investments	519,257

Net realized and unrealized gains (losses) on investments	634,416

Net increase in net assets resulting from operations	$201,170,870

The accompanying notes are an integral part of these financial statements.

18  |  Institutional Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2020		Year ended January 31, 2019

Operations
Net investment income		$200,536,454		$159,851,992
Net realized gains on investments		115,159		56,876
Net change in unrealized gains (losses) on investments		519,257		431,979

Net increase in net assets resulting from operations		201,170,870		160,340,847

Distributions to shareholders from net investment income and net realized gains
Administrator Class		(2,463,061)		(1,895,476)
Institutional Class		(34,480,790)		(28,249,539)
Select Class		(162,480,176)		(128,601,249)
Service Class		(1,169,303)		(1,105,728)

Total distributions to shareholders		(200,593,330)		(159,851,992)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	304,292,625	304,417,847	211,434,343	211,501,197
Institutional Class	7,307,497,722	7,310,378,605	9,160,087,234	9,162,659,933
Select Class	43,141,092,358	43,162,070,083	35,980,466,135	35,993,622,643
Service Class	284,421,114	284,525,386	239,534,792	239,602,726

		51,061,391,921		45,607,386,499

Reinvestment of distributions
Administrator Class	2,286,271	2,287,236	1,713,630	1,714,172
Institutional Class	31,083,601	31,095,996	23,610,733	23,617,570
Select Class	133,529,867	133,596,397	104,456,935	104,496,372
Service Class	805,331	805,647	835,422	835,654

		167,785,276		130,663,768

Payment for shares redeemed
Administrator Class	(285,711,749)	(285,829,450)	(213,025,903)	(213,088,180)
Institutional Class	(7,207,293,293)	(7,210,108,091)	(8,715,286,298)	(8,717,706,523)
Select Class	(42,615,048,851)	(42,635,758,688)	(35,343,945,454)	(35,356,866,490)
Service Class	(299,657,734)	(299,770,183)	(231,465,196)	(231,531,059)

		(50,431,466,412)		(44,519,192,252)

Net increase in net assets resulting from capital share transactions		797,710,785		1,218,858,015

Total increase in net assets		798,288,325		1,219,346,870

Net assets
Beginning of period		8,195,776,731		6,976,429,861

End of period		$8,994,065,056		$8,195,776,731

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0004	$1.0003	$1.0003	$1.0000	$1.00
Net investment income	0.0203	0.0188	0.0096	0.0028	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0001	0.0001	0.0000 [3]	0.0003	0.00 [2]

Total from investment operations	0.0204	0.0189	0.0096	0.0031	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0203)	(0.0188)	(0.0096)	(0.0028)	(0.00)[2]
Net realized gains	(0.0000)[3]	0.0000	(0.0000)[3]	0.0000	0.00

Total distributions to shareholders	(0.0203)	(0.0188)	(0.0096)	(0.0028)	(0.00)[2]
Net asset value, end of period	$1.0005	$1.0004	$1.0003	$1.0003	$1.00
Total return	2.05%	1.91%	0.96%	0.31%	0.03%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.36%	0.40%	0.35%	0.34%
Net expenses	0.33%	0.33%	0.32%	0.33%	0.25%
Net investment income	2.01%	1.87%	0.96%	0.24%	0.03%
Supplemental data
Net assets, end of period (000s omitted)	$113,555	$92,671	$92,542	$82,591	$258,152

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

20  |  Institutional Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0004	$1.0003	$1.0003	$1.0000	$1.00
Net investment income	0.0216	0.0202	0.0108	0.0039	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0000 [3]	0.0000 [3]	0.0000 [3]	0.0005	0.00 [2]

Total from investment operations	0.0216	0.0202	0.0108	0.0044	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0216)	(0.0201)	(0.0108)	(0.0041)	(0.00)[2]
Net realized gains	(0.0000)[3]	0.0000	(0.0000)[3]	0.0000	0.00

Total distributions to shareholders	(0.0216)	(0.0201)	(0.0108)	(0.0041)	(0.00)[2]
Net asset value, end of period	$1.0004	$1.0004	$1.0003	$1.0003	$1.00
Total return	2.18%	2.04%	1.09%	0.44%	0.08%
Ratios to average net assets (annualized)
Gross expenses	0.23%	0.24%	0.28%	0.23%	0.22%
Net expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	2.14%	2.03%	1.11%	0.36%	0.08%
Supplemental data
Net assets, end of period (000s omitted)	$1,704,936	$1,573,458	$1,104,814	$749,052	$8,252,614

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SELECT CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0005	$1.0004	$1.0004	$1.0000	$1.00
Net investment income	0.0223	0.0208	0.0116	0.0048	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0000 [3]	0.0001	0.0000 [3]	0.0004	0.00 [2]

Total from investment operations	0.0223	0.0209	0.0116	0.0052	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0223)	(0.0208)	(0.0116)	(0.0048)	(0.00)[2]
Net realized gains	(0.0000)[3]	0.0000	(0.0000)[3]	0.0000	0.00

Total distributions to shareholders	(0.0223)	(0.0208)	(0.0116)	(0.0048)	(0.00)[2]
Net asset value, end of period	$1.0005	$1.0005	$1.0004	$1.0004	$1.00
Total return	2.25%	2.11%	1.16%	0.52%	0.15%
Ratios to average net assets (annualized)
Gross expenses	0.19%	0.20%	0.24%	0.19%	0.18%
Net expenses	0.13%	0.13%	0.12%	0.13%	0.13%
Net investment income	2.21%	2.10%	1.19%	0.43%	0.16%
Supplemental data
Net assets, end of period (000s omitted)	$7,119,681	$6,459,320	$5,717,659	$3,386,093	$37,219,390

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

22  |  Institutional Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0004	$1.0003	$1.0003	$1.0000	$1.00
Net investment income	0.0194	0.0177	0.0085	0.0016	0.00 [2]
Net realized and unrealized gains (losses) on investments	(0.0001)	0.0002	0.0000 [3]	0.0005	0.00 [2]

Total from investment operations	0.0193	0.0179	0.0085	0.0021	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0193)	(0.0178)	(0.0085)	(0.0018)	(0.00)[2]
Net realized gains	(0.0000)[3]	0.0000	(0.0000)[3]	0.0000	0.00

Total distributions to shareholders	(0.0193)	(0.0178)	(0.0085)	(0.0018)	(0.00)[2]
Net asset value, end of period	$1.0004	$1.0004	$1.0003	$1.0003	$1.00
Total return	1.95%	1.81%	0.85%	0.21%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.51%	0.55%	0.52%	0.51%
Net expenses	0.43%	0.43%	0.43%	0.43%	0.27%
Net investment income	1.92%	1.79%	0.84%	0.13%	0.02%
Supplemental data
Net assets, end of period (000s omitted)	$55,893	$70,327	$61,415	$67,439	$898,288

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Heritage Money Market Fund (the “Fund”) which is a diversified series of the Trust.

The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal places in accordance with the valuation policies below.

Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2020.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

24  |  Institutional Money Market Funds

Notes to financial statements

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2020, the aggregate cost of all investments for federal income tax purposes was $8,982,700,271 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,662,338

Gross unrealized losses	(205,577)

Net unrealized gains	$1,456,761

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Institutional Money Market Funds  |  25

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Certificates of deposit	$0	$1,628,527,126	$0	$1,628,527,126

Commercial paper	0	4,934,894,191	0	4,934,894,191

Municipal obligations	0	661,696,878	0	661,696,878

Non-agency mortgage-backed securities	0	25,003,837	0	25,003,837

Other instruments	0	341,035,000	0	341,035,000

Other notes	0	96,000,000	0	96,000,000

Repurchase agreements	0	1,297,000,000	0	1,297,000,000

Total assets	$0	$8,984,157,032	$0	$8,984,157,032

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended January 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.15%

Next $5 billion	0.14

Over $10 billion	0.13

For the year ended January 31, 2020, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A, an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.

26  |  Institutional Money Market Funds

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Administrator Class	0.10%

Institutional Class	0.08

Select Class	0.04

Service Class	0.12

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.33% for Administrator Class shares, 0.20% for Institutional Class shares, 0.13% for Select Class shares, and 0.43% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to May 31, 2019, the Fund’s expenses were capped at 0.35% for Administrator Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $200,593,330 and $159,851,992 of ordinary income for the years ended January 31, 2020 and January 31, 2019, respectively.

As of January 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains

$2,285,003	$1,456,761

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Institutional Money Market Funds  |  27

Notes to financial statements

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08

shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

8. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19. Since fiscal year end, the Fund has seen significant redemptions. The Board and management continue to monitor liquidity in the Fund.

28  |  Institutional Money Market Funds

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Heritage Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 31, 2020

Institutional Money Market Funds  |  29

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2020, $120,830,949 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2020, $56,876 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

30  |  Institutional Money Market Funds

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Institutional Money Market Funds  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Institutional Money Market Funds

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Institutional Money Market Funds  |  33

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-03779 03-20

A304/AR304 01-20

Annual Report

January 31, 2020

Retail Money Market Funds

∎	Wells Fargo Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Retail Money Market Funds  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Money Market Fund for the 12-month period that ended January 31, 2020. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns, with U.S. markets leading the way. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.68% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 9.94%. The MSCI EM Index (Net)3 gained a more modest 3.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 9.64%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 3.95%, the Bloomberg Barclays Municipal Bond Index6 gained 8.65%, and the ICE BofA U.S. High Yield Index7 added 9.39%.

The year began with a strong market rebound.

Financial markets opened 2019 on a positive note, as investors were encouraged by the U.S. Federal Reserve (Fed) taking a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. However, concerns over slowing global growth grew more ominous. Fourth-quarter 2018 gross domestic product (GDP), reported in February 2019, grew at an annualized 2.2% rate, down from the levels of the prior two quarters. The Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Retail Money Market Funds

Letter to shareholders (unaudited)

from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump, while

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

“Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal.”

Retail Money Market Funds  |  3

Letter to shareholders (unaudited)

historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia, that are most exposed to viruses—physical or economic—originating in China.

Following the end of the reporting period, the coronavirus continued its global spread, resulting in disruptions to global markets, including through border closings, restrictions on travel and large gatherings, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, and reduced customer and client activity in multiple markets and sectors. The risk of further spreading of the coronavirus has led to significant uncertainty and volatility in the financial markets. The full extent of the coronavirus’s impact on the global economy cannot necessarily be foreseen and the impacts may be short term or may last for an extended period of time.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Retail Money Market Funds

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STGXX)	7-1-1992	–	–	–	1.76	0.81	0.41	0.72	0.60

Class C*[3]	6-30-2010	0.00	0.38	0.19	1.00	0.38	0.19	1.47	1.35

Premier Class (WMPXX)[4]	3-31-2016	–	–	–	2.20	1.13	0.57	0.33	0.20

Service Class (WMOXX)[5]	6-30-2010	–	–	–	1.86	0.90	0.45	0.62	0.50

Yield summary (%) as of January 31, 20202

	Class A	Class C*	Premier Class	Service Class

7-day current yield	1.24	0.49	1.72	1.34

7-day compound yield	1.25	0.50	1.73	1.35

30-day simple yield	1.26	0.51	1.73	1.36

30-day compound yield	1.27	0.51	1.74	1.37

*	Class C shares are available only to shareholders making an exchange out of Class C shares of another mutual fund within the Wells Fargo family of funds.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Class A shares, Premier Class shares, and Service Class shares are sold without a front-end sales charge or contingent deferred sales charge. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.

For retail money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

6  |  Retail Money Market Funds

Performance highlights (unaudited)

Portfolio composition as of January 31, 2020[6]

Effective maturity distribution as of January 31, 2020[6]

Weighted average maturity as of January 31, 2020[7]

32 days

Weighted average life as of January 31, 2020[8]

71 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.20% for Premier Class, and 0.50% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 1.16%, 0.41%, 1.55%, and 1.26% for Class A, Class C, Premier Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for the Class C shares prior to their inception reflects the performance of the former Class B shares. Class B and Class C shares had the same expenses.

[4]

Historical performance shown for the Premier Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Premier Class shares would be higher.

[5]

Historical performance shown for the Service Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Service Class shares would be higher.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[8]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Retail Money Market Funds  |  7

Performance highlights (unaudited)

MANAGERS’ DISCUSSION

The money market sector is heavily influenced by the Federal Open Market Committee’s (FOMC’s) assessment of the economy, its target rates, and expectations of changes to those target rates. Consequently, we try to glean insight about rate moves by dissecting Federal Reserve (Fed) statements and Fed member speeches and by analyzing the Summary of Economic Projections (SEP).

Even as the economic landscape was showing signs of sputtering growth toward the end of 2018, the FOMC raised rates in December. The Fed led us into 2019 indicating that the December rate increase might be the last move in the tightening cycle that had begun two years earlier. But expectations were that the economy was still expanding, albeit at a less robust pace. It therefore seemed reasonable to assume that the move got us to where we needed to be, at a target rate level low enough to not extinguish growth and perhaps let inflation rise to the 2% target but high enough to trim the wings a little. “Patience” was the key word introduced to the lexicon. And after a pause to refresh, rates might continue back on their higher track.

The patient pause didn’t last long. By March, the SEP array exhibited a dovish bias with no participants expecting a hike and one anticipating a cut. In addition to the pause, other signs pointing to the possibility of a cut included the tightening of the London Interbank Offered Rate (LIBOR)/Overnight Interest Swap (OIS) rate from its relatively wide spread of 42.5 basis points (bps; 100 bps equal 1.00%) at the end of 2018 to a low of 14.5 bps in June. By May, more indicators confirmed that this was not a pause on the way to higher rates. In fact, it was looking like a pause before lower rates. While household spending and business fixed investment were slowing, personal consumption expenditures had ticked up and nonfarm payrolls came in strong. Overshadowing everything were trade tensions as negotiations with China, Mexico, Japan, and Europe broke down in various forms. With the central question of what would be the economic impacts of tariffs and trade wars unanswered, equities sold off and a flight to quality ensued. U.S. Treasury yields fell 34–36 bps, with 2-, 3-, and 5-year notes all yielding less than 2%. At that point, federal funds futures showed more than a 70% chance of a 25-bp cut at the September FOMC meeting.

At the June FOMC meeting, the Fed downgraded its growth assessment from solid to moderate and removed the word “patient” from its statement, focusing on increased uncertainties in the outlook. The SEP showed a downward shift in rates expectations and now seemed to be queuing up for an ease at the conclusion of the July FOMC meeting. Sentiment had seemingly turned on a dime. Consumers were still consuming, but trade tensions and the weak business sector had participants asking if a recession was looming.

Fast forward to period-end with a total of three consecutive easings—in July, September, and October—and maybe, just maybe, the FOMC executed the perfect landing. Fed Chair Powell set a high bar for further rate cuts after the October move, saying the cumulative easing to date would continue to provide support for the economy as monetary policy stimulus traditionally operates with a lag. That high bar was reiterated in December when it was made clear that the Fed expected to be on hold possibly through the election. No surprises came at the conclusion of the January 2020 meeting, with no change in the target rate range and the statement reflecting a willingness to act as appropriate to continue economic expansion and achieve inflation around 2%.

Strategic outlook

At the close of the reporting period, we were focused on a few unresolved items that could influence markets for the remainder of the calendar year, namely Brexit; trade issues and tariffs; the conclusion or continuation of temporary Fed liquidity operations, Fed Treasury bill purchases, and other quantitative easing measures; and finally, the election. With the Fed appearing to be on hold for now, credit fundamentals continue to be supportive and the yield curve is slightly positively sloped.

However, just as the fiscal year ended, in February and March 2020, the coronavirus began to spread globally, prompting consumers, businesses, and governments to take unusually strong actions in an attempt to limit its impact. In so doing, it appears that there could be a serious toll on the U.S. and global economy. In the face of this uncertainty, equity and bond markets experienced sharp outflows, and short term markets, especially government markets, experienced a high degree of inflows. With liquidity at a premium, volatility flowed through to the short end of the credit markets, prompting a series of supportive actions by the Fed. In the face of all this, we continue to believe that our investment strategy, with its focus on capital preservation and liquidity, is as important as ever.

Please see footnotes on page 7.

8  |  Retail Money Market Funds

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2019 to January 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 8-1-2019	Ending account value 1-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,007.45	$3.03	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%

Class C

Actual	$1,000.00	$1,003.65	$6.80	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85	1.35%

Premier Class

Actual	$1,000.00	$1,009.81	$0.66	0.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%

Service Class

Actual	$1,000.00	$1,007.95	$2.52	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Retail Money Market Funds  |  9

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Certificates of Deposit: 17.67%
Bank of Montreal (1 Month LIBOR +0.18%) ±	1.94%	4-3-2020	$8,000,000	$8,000,000
Bank of Montreal (3 Month LIBOR +0.06%) ±	1.95	3-12-2020	4,000,000	4,000,000
Bank of Montreal (1 Month LIBOR +0.18%) ±	1.96	5-1-2020	2,000,000	2,000,000
Bank of Montreal (3 Month LIBOR +0.14%) ±	2.04	11-18-2020	9,000,000	9,000,000
Bank of Nova Scotia (1 Month LIBOR +0.16%) 144A±	1.82	5-19-2020	10,000,000	9,998,046
Bank of Nova Scotia (3 Month LIBOR +0.09%) ±	1.94	2-10-2021	10,000,000	10,000,000
Bank of Nova Scotia (3 Month LIBOR +0.05%) ±	1.96	4-3-2020	7,000,000	7,000,000
Bank of Nova Scotia	2.00	3-3-2020	7,000,000	7,000,000
Bank of Nova Scotia (3 Month LIBOR +0.10%) ±	2.00	8-4-2020	10,000,000	10,000,000
Bank of Nova Scotia (3 Month LIBOR +0.13%) 144A±	2.03	11-9-2020	4,000,000	4,000,000
Canadian Imperial Bank (1 Month LIBOR +0.18%) ±	1.91	4-6-2020	5,000,000	5,000,000
Canadian Imperial Bank (1 Month LIBOR +0.18%) ±	1.91	5-4-2020	5,000,000	5,000,000
Canadian Imperial Bank (1 Month LIBOR +0.18%) ±	1.96	5-1-2020	4,000,000	4,000,000
China Construction Bank Corporation NY (1 Month LIBOR +0.21%) ±	1.87	10-27-2020	25,000,000	25,000,000
Cooperatieve Rabobank UA	1.85	5-20-2020	6,000,000	6,000,000
Credit Industriel et Commercial NY (1 Month LIBOR +0.22%) ±	1.88	4-24-2020	3,000,000	3,000,000
Credit Suisse New York (3 Month LIBOR +0.24%) ±	2.15	12-4-2020	9,000,000	9,000,000
DNB Bank ASA (3 Month LIBOR +0.22%) ±	2.12	2-10-2020	5,100,000	5,100,191
Mitsubishi Trust & Bank Company (1 Month LIBOR +0.20%) ±	1.93	5-6-2020	40,000,000	40,000,964
Mizuho Bank Limited	1.58	2-3-2020	1,400,000	1,400,000
Mizuho Bank Limited	1.87	5-5-2020	11,000,000	11,001,375
Mizuho Bank Limited (1 Month LIBOR +0.27%) ±	1.98	6-8-2020	15,000,000	15,000,000
MUFG Bank Limited of New York (3 Month LIBOR +0.14%) ±	2.04	5-11-2020	2,000,000	2,000,000
MUFG Bank Limited of New York (3 Month LIBOR +0.18%) ±	2.10	2-27-2020	4,000,000	4,000,000
MUFG Bank Limited of New York	2.80	2-25-2020	14,000,000	14,006,441
National Bank of Canada (3 Month LIBOR +0.07%) 144A±	1.98	5-1-2020	13,000,000	13,000,291
Natixis NY (3 Month LIBOR +0.20%) ±	2.10	11-13-2020	10,000,000	10,000,000
Nordea Bank AB (1 Month LIBOR +0.25%) ±	1.93	5-11-2020	13,000,000	12,999,695
Nordea Bank AB (3 Month LIBOR +0.15%) ±	2.00	10-13-2020	13,000,000	13,000,000
Norinchukin Bank	1.78	7-15-2020	20,000,000	20,000,000
Norinchukin Bank	1.90	3-5-2020	8,000,000	8,000,000
Norinchukin Bank	1.95	4-21-2020	8,000,000	8,000,000
Norinchukin Bank	2.02	2-21-2020	14,000,000	13,999,991
Norinchukin Bank	2.03	2-28-2020	5,000,000	5,000,084
Norinchukin Bank	2.20	2-4-2020	5,000,000	5,000,000
Oversea-Chinese Banking (1 Month LIBOR +0.15%) ±	1.88	2-6-2020	2,000,000	1,999,999
Oversea-Chinese Banking	1.90	3-11-2020	15,000,000	15,000,000
Royal Bank of Canada (3 Month LIBOR +0.30%) ±	2.10	7-22-2020	14,000,000	14,014,430
Skandinaviska Enskilda Bank AB (3 Month LIBOR +0.15%) ±	2.06	10-2-2020	8,000,000	8,000,000
Skandinaviska Enskilda Bank AB (3 Month LIBOR +0.27%) ±	2.09	10-20-2020	4,000,000	4,003,087
Sumitomo Mitsui Banking Corporation 144A(z)	1.72	4-1-2020	7,000,000	6,980,715
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.12%) ±	1.78	7-28-2020	15,000,000	15,000,000
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.20%) ±	1.91	7-7-2020	15,000,000	15,000,000
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.27%) ±	1.93	4-24-2020	10,000,000	10,000,000
Sumitomo Mitsui Banking Corporation (1 Month LIBOR +0.27%) ±	2.05	5-1-2020	7,000,000	7,000,000
Sumitomo Mitsui Trust NY (1 Month LIBOR +0.26%) ±	1.94	4-14-2020	13,000,000	13,000,000
Svenska Handelsbanken (1 Month LIBOR +0.22%) ±	1.87	7-22-2020	17,000,000	16,997,344
Svenska Handelsbanken (3 Month LIBOR +0.16%) ±	2.00	10-16-2020	5,000,000	5,000,000
Svenska Handelsbanken (3 Month LIBOR +0.15%) ±	1.98	10-15-2020	11,000,000	11,000,000

Total Certificates of Deposit (Cost $472,502,653)				472,502,653

Commercial Paper: 54.95%

Asset-Backed Commercial Paper: 28.34%
Albion Capital Corporation (z)	1.70	2-4-2020	5,000,000	4,999,764
Anglesea Funding LLC (1 Month LIBOR +0.15%) 144A±	1.80	7-29-2020	15,000,000	15,000,000

The accompanying notes are an integral part of these financial statements.

10  |  Retail Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Anglesea Funding LLC (1 Month LIBOR +0.15%) 144A±	1.80%	7-27-2020	$8,000,000	$8,000,000
Anglesea Funding LLC (1 Month LIBOR +0.23%) 144A±	1.89	5-20-2020	12,000,000	12,000,000
Anglesea Funding LLC (3 Month LIBOR +0.12%) 144A±	2.02	5-15-2020	15,000,000	15,000,000
Antalis US Funding Corporation 144A(z)	1.83	4-3-2020	15,000,000	14,954,500
Atlantic Asset Securitization Corporation 144A(z)	1.79	4-7-2020	15,000,000	14,952,533
Atlantic Asset Securitization Corporation 144A(z)	1.79	6-15-2020	12,000,000	11,921,087
Atlantic Asset Securitization Corporation 144A(z)	1.91	4-8-2020	4,950,000	4,933,019
Atlantic Asset Security LLC (z)	2.02	2-14-2020	8,000,000	7,995,087
Barton Capital Corporation 144A(z)	1.83	4-8-2020	8,000,000	7,973,711
Barton Capital Corporation 144A(z)	2.10	2-24-2020	4,000,000	3,995,147
Bedford Row Funding Corporation (1 Month LIBOR +0.24%) 144A±	1.89	7-20-2020	5,000,000	5,000,000
Bedford Row Funding Corporation (1 Month LIBOR +0.15%) 144A±	1.91	2-3-2020	2,000,000	2,000,000
Bedford Row Funding Corporation (3 Month LIBOR +0.09%) 144A±	2.00	10-7-2020	10,000,000	10,000,000
Bedford Row Funding Corporation (3 Month LIBOR +0.13%) 144A±	2.03	11-24-2020	5,000,000	5,000,000
Cedar Spring Capital Corporation 144A(z)	1.69	2-6-2020	8,000,000	7,998,873
Cedar Spring Capital Corporation 144A(z)	1.96	4-1-2020	5,000,000	4,984,292
Cedar Spring Capital Corporation 144A(z)	2.01	3-18-2020	10,000,000	9,975,556
Chariot Funding LLC 144A(z)	1.65	2-10-2020	5,000,000	4,998,396
Chesham Finance Limited 144A(z)	1.64	2-3-2020	25,000,000	25,000,000
Chesham Finance Limited 144A(z)	1.64	2-3-2020	5,000,000	5,000,000
Chesham Finance Limited 144A(z)	1.64	2-3-2020	8,000,000	8,000,000
Collateralized Commercial Paper Flex Company LLC (1 Month LIBOR +0.20%) 144A±	1.86	6-23-2020	5,000,000	5,000,000
Collateralized Commercial Paper Flex Company LLC (3 Month LIBOR +0.12%) 144A±	1.99	1-6-2021	15,000,000	15,000,000
Collateralized Commercial Paper II Company LLC (3 Month LIBOR +0.06%) 144A±	1.96	2-10-2020	2,638,000	2,637,977
Collateralized Commercial Paper V Company LLC (3 Month LIBOR +0.05%) ±	1.83	10-27-2020	15,000,000	15,000,000
Collateralized Commercial Paper V Company LLC (3 Month LIBOR +0.10%) ±	2.01	9-28-2020	5,000,000	5,000,000
Columbia Funding Company 144A(z)	1.83	4-8-2020	14,000,000	13,953,996
Columbia Funding Company 144A(z)	2.02	5-15-2020	7,000,000	6,960,333
Columbia Funding Company 144A(z)	2.02	6-2-2020	6,054,000	6,013,640
Columbia Funding Company 144A(z)	2.02	6-3-2020	12,000,000	11,919,333
Columbia Funding Company 144A(z)	2.02	6-9-2020	7,000,000	6,950,611
Concord Minutemen Capital Company 144A(z)	1.62	2-4-2020	17,000,000	16,999,235
Concord Minutemen Capital Company 144A(z)	1.89	7-10-2020	10,000,000	9,917,928
Concord Minutemen Capital Company 144A(z)	1.93	5-15-2020	12,500,000	12,432,283
Concord Minutemen Capital Company 144A(z)	1.93	3-6-2020	3,000,000	2,994,880
Concord Minutemen Capital Company 144A(z)	1.96	4-1-2020	4,000,000	3,987,433
Concord Minutemen Capital Company 144A(z)	2.01	3-18-2020	10,000,000	9,975,556
Crown Point Capital Company (1 Month LIBOR +0.30%) 144A±	1.99	6-8-2020	17,000,000	17,000,000
Glencove Funding LLC (3 Month LIBOR +0.12%) 144A±	2.02	5-20-2020	16,000,000	16,000,000
Gotham Funding Corporation 144A(z)	1.63	2-10-2020	12,000,000	11,996,197
Gotham Funding Corporation 144A(z)	1.81	3-2-2020	5,000,000	4,993,000
Great Bridge Capital Company LLC 144A(z)	1.79	5-26-2020	3,000,000	2,983,238
Great Bridge Capital Company LLC 144A(z)	1.83	5-20-2020	19,000,000	18,897,221
Institutional Secured Funding LLC 144A(z)	1.70	2-3-2020	15,000,000	15,000,000
Institutional Secured Funding LLC 144A(z)	1.73	2-7-2020	40,000,000	39,992,311
Kells Funding LLC 144A(z)	1.87	2-21-2020	5,000,000	4,995,350
Kells Funding LLC 144A(z)	1.88	4-15-2020	6,000,000	5,977,560
Kells Funding LLC 144A(z)	1.88	4-16-2020	8,000,000	7,969,664
Kells Funding LLC 144A(z)	2.02	3-13-2020	8,000,000	7,982,667
Kells Funding LLC 144A(z)	2.03	3-18-2020	8,000,000	7,980,347
Kells Funding LLC 144A(z)	2.07	3-24-2020	8,000,000	7,977,222
Legacy Capital Company 144A(z)	1.81	3-18-2020	5,899,000	5,886,022
Legacy Capital Company 144A(z)	1.81	5-20-2020	3,595,000	3,575,767
Legacy Capital Company 144A(z)	2.11	3-16-2020	16,000,000	15,960,800
Lexington Parker Capital Company LLC 144A(z)	1.60	2-5-2020	10,000,000	9,999,111
Lexington Parker Capital Company LLC 144A(z)	1.63	2-6-2020	15,000,000	14,997,963

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  11

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Liberty Funding LLC 144A(z)	2.12%	3-18-2020	$2,000,000	$1,994,867
LMA Americas LLC 144A(z)	1.82	7-6-2020	4,000,000	3,969,200
LMA Americas LLC 144A(z)	1.92	5-6-2020	9,800,000	9,751,898
LMA Americas LLC 144A(z)	2.00	2-25-2020	12,000,000	11,985,407
LMA Americas LLC 144A(z)	2.01	2-10-2020	5,000,000	4,998,056
LMA Americas LLC 144A(z)	2.06	2-5-2020	5,000,000	4,999,433
LMA Americas LLC 144A(z)	2.13	2-20-2020	6,800,000	6,793,225
Manhattan Asset Funding Company LLC 144A(z)	1.68	2-18-2020	4,500,000	4,496,850
Manhattan Asset Funding Company LLC 144A(z)	1.90	2-7-2020	5,000,000	4,998,950
Matchpoint Finance plc 144A(z)	1.65	2-10-2020	7,000,000	6,997,754
Matchpoint Finance plc 144A(z)	1.95	2-24-2020	10,000,000	9,988,683
Matchpoint Finance plc (1 Month LIBOR +0.29%) 144A±	1.99	4-9-2020	8,000,000	8,000,000
Mountcliff Funding LLC 144A(z)	1.68	2-3-2020	15,000,000	15,000,000
Mountcliff Funding LLC (1 Month LIBOR +0.20%) 144A±	1.85	4-24-2020	10,000,000	10,000,000
Mountcliff Funding LLC 144A(z)	2.01	2-4-2020	3,835,000	3,834,787
Nieuw Amsterdam Receivables Corporation 144A(z)	1.78	3-4-2020	19,000,000	18,971,975
Old Line Funding LLC (1 Month LIBOR +0.14%) 144A±	1.80	10-22-2020	5,000,000	5,000,000
Regency Markets No.1 LLC 144A(z)	1.65	2-14-2020	4,461,000	4,458,751
Ridgefield Funding Company (1 Month LIBOR +0.30%) 144A±	1.95	4-22-2020	10,000,000	10,000,000
Thunder Bay Funding LLC 144A(z)	2.01	3-17-2020	11,000,000	10,973,722
Versailles CDS LLC 144A(z)	2.06	2-14-2020	7,000,000	6,995,615
Victory Receivables 144A(z)	1.81	3-11-2020	19,000,000	18,964,850

				757,763,633

Financial Company Commercial Paper: 14.94%
Australia & New Zealand Banking Group Limited 144A(z)	1.88	5-21-2020	5,000,000	4,972,100
Australia & New Zealand Banking Group Limited (3 Month LIBOR +0.11%) 144A±	2.03	11-27-2020	5,000,000	5,000,000
Barton Capital SA 144A(z)	2.01	2-4-2020	7,000,000	6,999,611
BNG Bank NV (1 Month LIBOR +0.17%) 144A±	1.82	3-31-2020	5,000,000	5,000,002
Commonwealth Bank of Australia (1 Month LIBOR +0.16%) 144A±	1.89	6-5-2020	5,400,000	5,398,051
Commonwealth Bank of Australia (1 Month LIBOR +0.17%) 144A±	1.95	4-2-2020	5,000,000	5,000,000
Commonwealth Bank of Australia (3 Month LIBOR +0.12%) 144A±	2.03	11-9-2020	10,000,000	10,000,000
Commonwealth Bank of Australia (3 Month LIBOR +0.15%) 144A±	2.08	9-24-2020	8,000,000	8,000,000
Commonwealth Bank of Australia (3 Month LIBOR +0.45%) 144A±	2.34	3-10-2020	2,000,000	2,000,797
DBS Bank Limited 144A(z)	1.86	5-22-2020	2,000,000	1,988,858
DBS Bank Limited 144A(z)	1.86	4-14-2020	10,000,000	9,963,514
DBS Bank Limited 144A(z)	1.87	6-9-2020	17,000,000	16,889,051
DBS Bank Limited 144A(z)	1.90	6-26-2020	15,000,000	14,887,200
DBS Bank Limited (3 Month LIBOR +0.06%) 144A±	1.95	6-11-2020	8,000,000	7,999,003
DBS Bank Limited 144A(z)	2.01	4-8-2020	10,000,000	9,963,889
DBS Bank Limited 144A(z)	2.27	2-28-2020	3,000,000	2,995,333
Dexia Credit Local SA (z)	1.87	4-15-2020	19,000,000	18,929,260
Dexia Credit Local SA 144A(z)	1.88	3-23-2020	12,000,000	12,000,000
Dexia Credit Local SA (z)	1.91	4-14-2020	5,000,000	4,981,264
Dexia Credit Local SA (z)	1.91	5-11-2020	10,000,000	9,948,550
Dexia Credit Local SA (z)	2.06	2-25-2020	10,000,000	9,987,472
Export Development Canada (z)	1.87	3-10-2020	5,150,000	5,140,421
Federation des Caisses (3 Month LIBOR +0.10%) 144A±	1.99	9-9-2020	17,000,000	17,000,000
ING US Funding LLC (1 Month LIBOR +0.20%) 144A±	1.86	5-19-2020	4,000,000	4,000,000
ING US Funding LLC (3 Month LIBOR +0.19%) 144A±	2.10	10-1-2020	8,000,000	8,000,000
Intercontinental Exchange Incorporated 144A(z)	1.68	2-4-2020	5,225,000	5,224,756
MUFG Bank Limited of New York (z)	2.00	2-28-2020	4,150,000	4,144,265
MUFG Bank Limited of New York (z)	2.28	3-6-2020	2,975,000	2,969,076
National Australia Bank Limited (1 Month LIBOR +0.13%) 144A±	1.82	2-7-2020	4,000,000	4,000,000
National Australia Bank Limited (1 Month LIBOR +0.16%) 144A±	1.82	5-19-2020	2,000,000	2,000,000
National Australia Bank Limited (1 Month LIBOR +0.26%) 144A±	1.92	6-19-2020	7,000,000	7,000,000
National Australia Bank Limited (3 Month LIBOR +0.12%) 144A±	2.01	12-11-2020	9,000,000	9,000,000
Oesterreichische Kontrollbank AG (z)	1.87	4-9-2020	10,000,000	9,966,083
Ontario Teachers Finance Trust 144A(z)	1.81	7-20-2020	12,000,000	11,899,760

The accompanying notes are an integral part of these financial statements.

12  |  Retail Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)
Ontario Teachers Finance Trust 144A(z)	1.87%	6-5-2020	$9,350,000	$9,290,900
Ontario Teachers Finance Trust 144A(z)	2.10	3-12-2020	7,000,000	6,984,705
Ontario Teachers Finance Trust 144A(z)	2.20	3-6-2020	3,000,000	2,994,213
Oversea-Chinese Banking Corporation Limited (3 Month LIBOR +0.04%) 144A±	1.94	2-18-2020	3,000,000	3,000,000
Oversea-Chinese Banking Corporation Limited 144A(z)	1.86	4-21-2020	5,000,000	4,979,958
Oversea-Chinese Banking Corporation Limited (1 Month LIBOR +0.20%) 144A±	1.90	4-9-2020	9,000,000	9,000,000
Oversea-Chinese Banking Corporation Limited (1 Month LIBOR +0.24%) 144A±	1.97	6-5-2020	10,000,000	10,000,000
Oversea-Chinese Banking Corporation Limited (3 Month LIBOR +0.10%) 144A±	2.01	8-14-2020	5,000,000	4,999,777
Oversea-Chinese Banking Corporation Limited (3 Month LIBOR +0.14%) 144A±	2.04	11-4-2020	7,000,000	7,000,000
Ridgefield Funding Company LLC (1 Month LIBOR +0.30%) 144A±	1.96	3-27-2020	10,000,000	10,001,205
Starbird Funding Corporation 144A(z)	2.02	4-6-2020	8,000,000	7,972,000
Sumitomo Mitsui Trust Bank 144A(z)	1.95	2-28-2020	12,000,000	11,983,833
Sumitomo Mitsui Trust Bank Limited New York 144A(z)	1.92	5-12-2020	10,000,000	9,947,750
Toronto Dominion Bank (3 Month LIBOR +0.12%) ±	1.97	10-13-2020	10,000,000	10,000,000
Toronto Dominion Bank (3 Month LIBOR +0.14%) 144A±	2.05	11-13-2020	10,000,000	10,000,000
Toronto Dominion Bank (3 Month LIBOR +0.19%) 144A±	2.14	9-28-2020	6,000,000	6,000,000
Toronto Dominion Bank (3 Month LIBOR +0.28%) ±	2.17	6-11-2020	7,000,000	7,005,491
United Overseas Bank Limited 144A(z)	1.85	2-4-2020	5,000,000	4,999,744

				399,407,892

Other Commercial Paper: 11.67%
BNG Bank NV 144A(z)	1.56	2-3-2020	12,000,000	12,000,000
BNG Bank NV (1 Month LIBOR +0.20%) 144A±	1.86	5-26-2020	5,000,000	5,000,000
BNG Bank NV 144A(z)	1.92	5-18-2020	12,000,000	11,933,616
BNG Bank NV (z)	2.02	4-15-2020	8,000,000	7,968,000
Caisse des Depots 144A(z)	1.57	2-3-2020	25,000,000	25,000,000
Caisse des Depots 144A(z)	1.70	4-22-2020	5,000,000	4,981,457
Caisse des Depots 144A(z)	2.02	3-16-2020	17,000,000	16,960,334
China International Marine Containers (z)	2.05	2-4-2020	15,000,000	14,999,146
Erste Abwicklungsanstalt 144A(z)	1.60	2-5-2020	12,000,000	11,998,933
Erste Bank der oesterreichischen Sparkassen AG (1 Month LIBOR +0.22%) 144A±	1.88	3-27-2020	8,000,000	8,000,000
European Investment Bank (z)	1.57	2-4-2020	25,000,000	24,998,910
Komatsu Finance America Incorporated 144A(z)	1.69	2-13-2020	15,000,000	14,992,958
Mercy Health (z)	1.70	2-12-2020	5,000,000	4,997,875
Nederlandse Waterschapsbank NV 144A(z)	1.87	4-14-2020	10,000,000	9,963,317
Nederlandse Waterschapsbank NV 144A(z)	2.02	2-10-2020	3,000,000	2,998,833
Nederlandse Waterschapsbank NV 144A(z)	2.05	3-2-2020	15,000,000	14,976,355
NRW Bank 144A(z)	2.02	2-24-2020	15,000,000	14,982,500
NRW Bank 144A(z)	2.02	3-4-2020	15,000,000	14,975,000
Province of Alberta 144A(z)	2.02	2-6-2020	10,000,000	9,998,333
Province of British Columbia (z)	1.82	3-3-2020	21,500,000	21,468,652
Toyota Credit Canada Incorporated (3 Month LIBOR +0.13%) ±	2.03	7-31-2020	6,000,000	6,000,000
Toyota Finance Australia Limited (1 Month LIBOR +0.27%) ±	1.95	6-5-2020	8,000,000	8,000,000
Toyota Finance Australia Limited (3 Month LIBOR +0.10%) ±	1.98	10-5-2020	15,000,000	15,000,000
Toyota Motor Credit Corporation (3 Month LIBOR +0.08%) ±	1.87	10-23-2020	15,000,000	15,000,000
Toyota Motor Credit Corporation (1 Month LIBOR +0.23%) ±	1.88	5-26-2020	7,000,000	7,000,000
Toyota Motor Credit Corporation (1 Month LIBOR +0.16%) ±	1.89	2-27-2020	4,000,000	4,000,000
Toyota Motor Credit Corporation (3 Month LIBOR +0.07%) ±	1.97	5-22-2020	4,000,000	4,000,000

				312,194,219

Total Commercial Paper (Cost $1,469,365,744)				1,469,365,744

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  13

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 6.31%

California: 0.42%

Other Municipal Debt: 0.42%
Public Utilities Commission of the City & County of San Francisco (Utilities Revenue)	2.05%	2-13-2020	$11,345,000	$11,345,000

Colorado: 1.16%

Variable Rate Demand Notes ø: 1.16%
Colorado HFA MFHR Class II Series B (Housing Revenue, FHLB SPA)	1.72	5-1-2052	3,875,000	3,875,000
Colorado Housing & Finance Authority Series I-2 (Housing Revenue, FHLB SPA)	1.62	5-1-2048	17,000,000	17,000,000
Colorado Southern Ute Indian Tribe Reservation Series 2007 (Miscellaneous Revenue) 144A	1.60	1-1-2027	10,000,000	10,000,000

				30,875,000

Georgia: 0.34%

Other Municipal Debt: 0.15%
Municipal Electric Authority of Georgia (Utilities Revenue)	2.05	3-17-2020	4,000,000	4,000,000

Variable Rate Demand Note ø: 0.19%
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series A (Industrial Development Revenue, Korea Development Bank LOC)	1.80	12-1-2022	5,000,000	5,000,000

Kentucky: 0.52%

Variable Rate Demand Notes ø: 0.52%
Kentucky Housing Corporation Series O (Housing Revenue, Kentucky Housing Corporation SPA)	1.60	1-1-2036	3,860,000	3,860,000
Kentucky Municipal Power Agency Series B002 (Utilities Revenue, AGM Insured, Morgan Stanley Bank LIQ) 144A	1.75	9-1-2037	10,000,000	10,000,000

				13,860,000

Louisiana: 0.30%

Variable Rate Demand Note ø: 0.30%
East Baton Rouge Parish LA Sewerage Commission Revenue Series 2016-XFT904 (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144A	1.75	2-1-2045	8,000,000	8,000,000

Michigan: 0.90%

Variable Rate Demand Note ø: 0.90%
Michigan Finance Authority Series C (Miscellaneous Revenue, Bank of America NA LOC)	1.63	9-1-2049	24,000,000	24,000,000

New Hampshire: 0.19%

Variable Rate Demand Note ø: 0.19%
New Hampshire Business Finance Authority CJ Foods Manufacturing Beaumont Corporation Series A (Industrial Development Revenue, Kookmin Bank LOC) 144A	1.80	10-1-2028	5,000,000	5,000,000

New Jersey: 0.26%

Variable Rate Demand Note ø: 0.26%
Jets Stadium Development Series A-4B (Miscellaneous Revenue, Sumitomo Mitsui Banking Corporation LOC) 144A	1.65	4-1-2047	6,930,000	6,930,000

The accompanying notes are an integral part of these financial statements.

14  |  Retail Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

New York: 0.11%

Variable Rate Demand Note ø: 0.11%
New York HFA 222 East 44th Street Series B (Housing Revenue, Bank of China LOC)	1.72%	5-1-2050	$3,000,000	$3,000,000

North Dakota: 0.23%

Variable Rate Demand Note ø: 0.23%
North Dakota Housing Finance Agency Series E (Housing Revenue, FHLB SPA)	1.62	1-1-2050	6,265,000	6,265,000

Oregon: 0.26%

Variable Rate Demand Note ø: 0.26%
Oregon Tender Option Bond Trust Receipts/Certificates Series ZF2515 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	1.84	5-1-2035	7,000,000	7,000,000

Other: 1.62%

Variable Rate Demand Notes ø: 1.62%
Columbus GA Housing Development Authority Puttable Floating Option Taxable Notes Series TN-024 (Housing Revenue, ACA Insured, Bank of America NA LIQ) 144A	1.98	10-1-2039	4,500,000	4,500,000
Providence St. Joseph Health & Services (Health Revenue, GNMA/FNMA/FHLMC Insured, JPMorgan Chase & Company SPA)	1.62	10-1-2047	8,000,000	8,000,000
Providence St. Joseph Health Obligation Series 12E (Health Revenue, U.S. Bank NA LOC)	1.68	10-1-2042	15,000,000	15,000,000
SSAB AB Series A (Miscellaneous Revenue, DNB Banking ASA LOC)	1.62	6-1-2035	1,000,000	1,000,000
Steadfast Crestavilla LLC Series A (Health Revenue, American AgCredit LOC)	1.62	2-1-2056	4,240,000	4,240,000
Steadfast Crestavilla LLC Series B (Health Revenue, U.S. Bank NA LOC)	1.62	2-1-2056	3,000,000	3,000,000
Taxable Municipal Funding Trust Various (GO Revenue, Barclays Bank plc LOC) 144A	2.00	9-1-2027	7,590,000	7,590,000

				43,330,000

Total Municipal Obligations (Cost $168,605,000)				168,605,000

Non-Agency Mortgage-Backed Securities: 0.11%
Pepper Residential Securities Trust Series 20A Class A1U2 (1 Month LIBOR +0.32%) 144A±	1.99	3-16-2020	3,000,000	3,000,000

Total Non-Agency Mortgage-Backed Securities (Cost $3,000,000)				3,000,000

Other Instruments: 1.75%
Altoona Blair County Development Corporation 144A§øø	1.64	4-1-2035	5,850,000	5,850,000
Altoona Blair County Development Corporation 144A§øø	1.64	9-1-2038	3,000,000	3,000,000
Fiddyment Ranch Apartments LP §øø	1.62	9-1-2057	1,000,000	1,000,000
Fiddyment Ranch Apartments LP §øø	1.62	9-1-2057	1,000,000	1,000,000
Invesco Dynamic Credit Opportunities Fund Series W-7 §øø	1.71	6-1-2028	5,000,000	5,000,000
Keep Memory Alive §øø	1.64	5-1-2037	3,000,000	3,000,000
Mitchell 2019 Irrevocable Life Insurance Trust §øø	1.60	9-1-2059	10,000,000	10,000,000
Opus Inspection Incorporated §øø	1.67	1-1-2034	6,000,000	6,000,000
ROC III California Crossings Chino Hills LLC Series A §øø	1.62	1-1-2057	1,660,000	1,660,000
ROC III California Crossings Chino Hills LLC Series B §øø	1.62	1-1-2057	2,440,000	2,440,000
Southside Brookshore §øø	1.62	9-1-2059	7,640,000	7,640,000

Total Other Instruments (Cost $46,590,000)				46,590,000

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  15

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Other Notes: 0.37%

Corporate Bonds and Notes: 0.37%
Cellmark Incorporated Secured ±§	1.67%	6-1-2038	$10,000,000	$10,000,000

Total Other Notes (Cost $10,000,000)				10,000,000

Repurchase Agreements^^: 17.95%
Bank of America Corporation, dated 1-31-2020, maturity value $135,017,888 (1)	1.59	2-3-2020	135,000,000	135,000,000
Bank of Nova Scotia, dated 1-31-2020, maturity value $115,015,238 (2)	1.59	2-3-2020	115,000,000	115,000,000
GX Clarke & Company, dated 1-31-2020, maturity value $75,010,125 (3)	1.62	2-3-2020	75,000,000	75,000,000
MUFG Securities Canada Limited, dated 1-31-2020, maturity value $115,015,238 (4)	1.59	2-3-2020	115,000,000	115,000,000
Standard Chartered Bank, dated 1-31-2020, maturity value $40,005,333 (5)	1.60	2-3-2020	40,000,000	40,000,000

Total Repurchase Agreements (Cost $480,000,000)				480,000,000

Total investments in securities (Cost $2,650,063,397)	99.11%	2,650,063,397

Other assets and liabilities, net	0.89	23,889,837

Total net assets	100.00%	$2,673,953,234

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(z)	Zero coupon security. The rate represents the current yield to maturity.
ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

§	The security is subject to a demand feature which reduces the effective maturity.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by:

(1)	U.S. government securities, 3.00% to 3.50%, 1-20-2045 to 7-20-2045, fair value including accrued interest is $139,050,000.

(2)	U.S. government securities, 2.40% to 6.00%, 1-15-2030 to 10-1-2049, fair value including accrued interest is $118,450,000.

(3)	U.S. government securities, 0.00% to 7.50%, 7-29-2020 to 1-20-2050, fair value including accrued interest is $76,671,261.

(4)	U.S. government securities, 1.13% to 5.50%, 5-31-2020 to 1-1-2050, fair value including accrued interest is $118,354,586.

(5)	U.S. government securities, 0.00% to 6.50%, 3-26-2020 to 1-1-2050, fair value including accrued interest is $41,037,418.

Abbreviations:

ACA	ACA Financial Guaranty Corporation
AGM	Assured Guaranty Municipal
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GO	General Obligation
GNMA	Government National Mortgage Association
HFA	Housing Finance Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
ROC	Reset option certificates
SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

16  |  Retail Money Market Funds

Statement of assets and liabilities—January 31, 2020

Assets
Investments in unaffiliated securities, at amortized cost	$2,170,063,397
Investments in repurchase agreements, at amortized cost	480,000,000
Cash	16,481
Receivable for investments sold	10,024,832
Receivable for Fund shares sold	23,133,904
Receivable for interest	3,057,867
Prepaid expenses and other assets	351,871

Total assets	2,686,648,352

Liabilities
Payable for Fund shares redeemed	11,901,143
Management fee payable	124,079
Dividends payable	246,824
Administration fees payable	247,771
Distribution fee payable	2,139
Trustees’ fees and expenses payable	4,161
Accrued expenses and other liabilities	169,001

Total liabilities	12,695,118

Total net assets	$2,673,953,234

Net assets consist of
Paid-in capital	$2,674,272,122
Total distributable loss	(318,888)

Total net assets	$2,673,953,234

Computation of net asset value per share
Net assets – Class A	$475,180,197
Shares outstanding – Class A1	475,113,518
Net asset value per share – Class A	$1.00
Net assets – Class C	$3,153,297
Shares outstanding – Class C1	3,152,854
Net asset value per share – Class C	$1.00
Net assets – Premier Class	$2,183,582,234
Shares outstanding – Premier Class[1]	2,183,295,704
Net asset value per share – Premier Class	$1.00
Net assets – Service Class	$12,037,506
Shares outstanding – Service Class[1]	12,035,834
Net asset value per share – Service Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  17

Statement of operations—year ended January 31, 2020

Investment income
Interest	$31,179,733

Expenses
Management fee	2,826,737
Administration fees
Class A	1,057,612
Class C	8,056
Premier Class	733,505
Service Class	14,512
Shareholder servicing fees
Class A	1,201,831
Class C	9,155
Service Class	30,233
Distribution fee
Class C	27,436
Custody and accounting fees	26,343
Professional fees	51,156
Registration fees	201,454
Shareholder report expenses	8,451
Trustees’ fees and expenses	20,794
Other fees and expenses	4,481

Total expenses	6,221,756
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,353,745)
Class A	(1,705)
Class C	(30)
Premier Class	(520,350)
Service Class	(32)

Net expenses	4,345,894

Net investment income	26,833,839
Net realized gains on investments	16,052

Net increase in net assets resulting from operations	$26,849,891

The accompanying notes are an integral part of these financial statements.

18  |  Retail Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2020		Year ended January 31, 2019

Operations
Net investment income		$26,833,839		$9,861,868
Net realized gains on investments		16,052		10,335

Net increase in net assets resulting from operations		26,849,891		9,872,203

Distributions to shareholders from net investment income and net realized gains
Class A		(8,361,607)		(7,460,070)
Class C		(37,781)		(63,691)
Premier Class		(18,212,417)		(2,133,009)
Service Class		(222,034)		(205,098)

Total distributions to shareholders		(26,833,839)		(9,861,868)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	160,152,326	160,152,326	189,447,415	189,447,415
Class C	1,340,300	1,340,300	10,651,512	10,651,512
Premier Class	2,910,104,056	2,910,104,056	422,176,563	422,176,563
Service Class	1,520,533	1,520,533	2,334,760	2,334,760

		3,073,117,215		624,610,250

Reinvestment of distributions
Class A	8,230,315	8,230,315	7,366,361	7,366,361
Class C	37,442	37,442	62,701	62,701
Premier Class	17,829,814	17,829,814	2,040,299	2,040,299
Service Class	215,827	215,827	198,869	198,869

		26,313,398		9,668,230

Payment for shares redeemed
Class A	(167,103,886)	(167,103,886)	(185,079,647)	(185,079,647)
Class C	(6,449,887)	(6,449,887)	(10,246,505)	(10,246,505)
Premier Class	(1,040,475,070)	(1,040,475,070)	(128,480,875)	(128,480,875)
Service Class	(1,579,489)	(1,579,489)	(2,556,663)	(2,556,663)

		(1,215,608,332)		(326,363,690)

Net increase in net assets resulting from capital share transactions		1,883,822,281		307,914,790

Total increase in net assets		1,883,838,333		307,925,125

Net assets
Beginning of period		790,114,901		482,189,776

End of period		$2,673,953,234		$790,114,901

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.76%	1.61%	0.64%	0.05%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.76%	0.85%	0.83%	0.82%
Net expenses	0.60%	0.62%	0.65%	0.55%	0.29%
Net investment income	1.74%	1.60%	0.63%	0.03%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$475,180	$474,040	$462,416	$539,989	$1,205,785

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20  |  Retail Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.01	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.00%	0.84%	0.04%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.51%	1.60%	1.58%	1.57%
Net expenses	1.35%	1.37%	1.23%	0.60%	0.29%
Net investment income	1.03%	0.87%	0.03%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$3,153	$8,229	$7,763	$13,293	$16,617

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
PREMIER CLASS	2020	2019	2018	2017[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.02	0.02	0.01	0.00 [2]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total return[3]	2.20%	2.03%	1.09%	0.36%
Ratios to average net assets (annualized)
Gross expenses	0.30%	0.33%	0.45%	0.45%
Net expenses	0.15%	0.20%	0.20%	0.20%
Net investment income	1.99%	2.26%	1.08%	0.43%
Supplemental data
Net assets, end of period (000s omitted)	$2,183,582	$295,962	$101	$100

[1]	For the period from March 31, 2016 (commencement of class operations) to January 31, 2017

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22  |  Retail Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.86%	1.72%	0.79%	0.11%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.66%	0.74%	0.72%	0.72%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.28%
Net investment income	1.84%	1.71%	0.74%	0.05%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$12,038	$11,884	$11,910	$21,602	$274,245

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Money Market Fund (the “Fund”) which is a diversified series of the Trust.

Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2020.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

24  |  Retail Money Market Funds

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2020, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Retail Money Market Funds  |  25

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Certificate of deposit	$0	$472,502,653	$0	$472,502,653

Commercial paper	0	1,469,365,744	0	1,469,365,744

Municipal obligations	0	168,605,000	0	168,605,000

Non-agency mortgage-backed securities	0	3,000,000	0	3,000,000

Other instruments	0	46,590,000	0	46,590,000

Other notes	0	10,000,000	0	10,000,000

Repurchase agreements	0	480,000,000	0	480,000,000

Total assets	$0	$2,650,063,397	$0	$2,650,063,397

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended January 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.20%

Next $5 billion	0.19

Over $10 billion	0.18

For the year ended January 31, 2020, the management fee was equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A, an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.

26  |  Retail Money Market Funds

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.22%

Premier Class	0.08

Service Class	0.12

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 1.35% for Class C shares, 0.20% for Premier Class shares, and 0.50% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. During the year ended January 31, 2020, Funds Management also voluntarily waived class-level expenses which represent 0.05% of the average daily net assets of Premier Class.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the contingent deferred sales charge on the redemption of certain Class C shares. No contingent deferred sales charges were incurred by Class C shares for the year ended January 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Service Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $26,833,839 and $9,861,868 of ordinary income for the years ended January 31, 2020 and January 31, 2019, respectively.

As of January 31, 2020, distributable earnings on a tax basis consisted of $159,341 in undistributed ordinary income.

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Retail Money Market Funds  |  27

Notes to financial statements

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

8. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19.

28  |  Retail Money Market Funds

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 31, 2020

Retail Money Market Funds  |  29

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2020, $16,615,574 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

30  |  Retail Money Market Funds

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Retail Money Market Funds  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Retail Money Market Funds

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Retail Money Market Funds  |  33

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-03774 03-20

A306/AR306 01-20

Annual Report

January 31, 2020

Institutional Money Market Funds

∎	Wells Fargo Municipal Cash Management Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Institutional Money Market Funds  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Municipal Cash Management Money Market Fund for the 12-month period that ended January 31, 2020. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns, with U.S. markets leading the way. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.68% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 9.94%. The MSCI EM Index (Net)3 gained a more modest 3.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 9.64%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 3.95%, the Bloomberg Barclays Municipal Bond Index6 gained 8.65%, and the ICE BofA U.S. High Yield Index7 added 9.39%.

The year began with a strong market rebound.

Financial markets opened 2019 on a positive note, as investors were encouraged by the U.S. Federal Reserve (Fed) taking a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. However, concerns over slowing global growth grew more ominous. Fourth-quarter 2018 gross domestic product (GDP), reported in February 2019, grew at an annualized 2.2% rate, down from the levels of the prior two quarters. The Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Institutional Money Market Funds

Letter to shareholders (unaudited)

products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump,

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

“Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal.”

Institutional Money Market Funds  |  3

Letter to shareholders (unaudited)

while historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia, that are most exposed to viruses—physical or economic—originating in China.

Following the end of the reporting period, the coronavirus continued its global spread, resulting in disruptions to global markets, including through border closings, restrictions on travel and large gatherings, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, and reduced customer and client activity in multiple markets and sectors. The risk of further spreading of the coronavirus has led to significant uncertainty and volatility in the financial markets. The full extent of the coronavirus’s impact on the global economy cannot necessarily be foreseen and the impacts may be short term or may last for an extended period of time.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Institutional Money Market Funds

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James Randazzo

Jeffrey L. Weaver, CFA®‡

Average annual total returns (%) as of January 31, 20201

					Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[3]

Administrator Class (WUCXX)[4]	7-9-2010	1.29	0.73	0.39	0.43	0.30

Institutional Class (EMMXX)	11-20-1996	1.38	0.81	0.44	0.31	0.20

Service Class (EISXX)	11-25-1996	1.12	0.61	0.32	0.60	0.45

Yield summary (%) as of January 31, 20203

	Administrator Class	Institutional Class	Service Class

7-day current yield	0.70	0.80	0.55

7-day compound yield	0.70	0.80	0.55

30-day simple yield	0.71	0.81	0.56

30-day compound yield	0.71	0.81	0.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

6  |  Institutional Money Market Funds

Performance highlights (unaudited)

Revenue source as of January 31, 2020[5]

Effective maturity distribution as of January 31, 2020[5]

Weighted average maturity as of January 31, 2020[6]

10 days

Weighted average life as of January 31, 2020[7]

11 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance shown prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Institutional Municipal Money Market Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through May 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.30% for Administrator Class, 0.20% for Institutional Class, and 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.57%, 0.69%, and 0.40% for Administrator Class, Institutional Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, and has not been adjusted to include the higher expenses applicable to Administrator Class shares. If these expenses had been included, returns for Administrator Class shares would be lower.

[5]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[6]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[7]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[8]

The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (SIFMA Index) is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.

Institutional Money Market Funds  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

During the period, the municipal money market space continued to be heavily influenced by a combination of macroeconomic factors, the lingering effects of 2017 tax reform, and typical seasonality. Municipal money market rates generally tracked taxable equivalent rates lower as the U.S. Federal Reserve (Fed) embarked on an easing policy highlighted by three cuts to the federal funds rate in the months of July, September, and October. The municipal market in general has also been affected by the tremendous shift in investor appetite for tax-advantaged municipals following the tax reform legislation implemented at the end of 2017. Longer-dated municipal bond funds experienced record-setting inflows as investor demand shifted further out on the curve. Conversely, municipal money market funds experienced roughly $6 billion in outflows throughout the year as ratios of tax-exempt to taxable investments experienced significant pressure due to continuing supply and demand imbalances.

In the short end of the municipal money market sector, the SIFMA Index8 began the period at 1.43%, or 59% of 1-week London Interbank Offered Rate (LIBOR), down from 1.71%, or 71% of 1-week LIBOR, at the end of 2018. Short-term yields began to quickly grind lower as seasonal cash inflows reinvigorated demand for overnight and weekly variable-rate demand notes (VRDNs) and tender option bonds (TOBs). Throughout the period, the supply/demand dynamic for VRDNs and TOBs experienced typical seasonal swings. For example, during tax time, the SIFMA Index spiked to a multi-year high of 2.30% (95% of 1-week LIBOR) on April 24. The SIFMA Index would experience other patches of weakness around quarter-ends, in sympathy with taxable equivalents. For example, the SIFMA Index spiked from 1.40% at the beginning of June to 1.90% by quarter-end. Similarly, the index spiked to 1.58% at the end of September, up from 1.28% at the beginning of the month. Although absolute levels slowly drifted lower as the Federal Open Market Committee (FOMC) continued to cut rates during the fall, at year-end, the SIFMA Index would spike to 1.61%, or 99% of 1-week LIBOR, up from 1.06% at the beginning of the month, due to year-end pressures.

Further out on the curve, municipal money markets were generally immune to the volatility experienced in the overnight and weekly sectors. Demand for high-grade paper in the one-year area remained consistently strong throughout the period. Yields on high-grade paper in the one-year space began the period at roughly 1.74% but drifted lower as the year progressed. By late June, one-year paper had fallen to a low of approximately 1.30% as note season came into full effect. In August, the state of Texas issued $8 billion in tax and revenue anticipation notes in the 1.25%–1.32% range. The largest deal of the period was priced to attract both money market funds and longer-term investors. After the three rate cuts by the Fed, market participants began to price in the prospects of an FOMC on hold. Accordingly, one-year yields stabilized and closed out the period at roughly 0.95%, driven primarily by strong inflows into municipal fixed-income funds.

Strategic outlook

At the close of the reporting period, we were focused on a few unresolved items that could influence markets for the remainder of the calendar year, namely Brexit; trade issues and tariffs; the conclusion or continuation of temporary Fed liquidity operations, Fed Treasury bill purchases, and other quantitative easing measures; and finally, the election. With the Fed appearing to be on hold for now, credit fundamentals continue to be supportive and the yield curve is slightly positively sloped.

However, just as the fiscal year ended, in February and March 2020, the coronavirus began to spread globally, prompting consumers, businesses, and governments to take unusually strong actions in an attempt to limit its impact. In so doing, it appears that there could be a serious toll on the U.S. and global economy. In the face of this uncertainty, equity and bond markets experienced sharp outflows, and short term markets, especially government markets, experienced a high degree of inflows. With liquidity at a premium, volatility flowed through to the short end of the credit markets, prompting a series of supportive actions by the Fed. In the face of all this, we continue to believe that our investment strategy, with its focus on capital preservation and liquidity, is as important as ever.

Please see footnotes on page 7.

8  |  Institutional Money Market Funds

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2019 to January 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2019	Ending account value 1-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Administrator Class

Actual	$1,000.00	$1,005.38	$1.51	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	$1.53	0.30%

Institutional Class

Actual	$1,000.00	$1,005.89	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%

Service Class

Actual	$1,000.00	$1,004.52	$2.27	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Institutional Money Market Funds  |  9

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 89.08%

Arizona: 3.08%

Variable Rate Demand Notes ø: 3.08%
Maricopa County AZ IDA Solid Waste Disposal Series 2006 (Resource Recovery Revenue, Farm Credit Services America LOC)	1.02%	8-1-2026	$2,500,000	$2,500,000
Pinal County AZ IDA Shamrock Farms Project (Resource Recovery Revenue, Farm Credit Services America LOC)	1.03	8-1-2022	3,700,000	3,700,000
Pinal County AZ IDA Solid Waste Disposal Feenstra Investments LLC Project Series 2002 (Resource Recovery Revenue, Farm Credit Services America LOC)	1.03	8-1-2027	1,250,000	1,250,000

				7,450,000

California: 4.47%

Variable Rate Demand Notes ø: 4.47%
California Tender Option Bond Trust Receipts/Floater Certificates Series 2018-ZM0642 (Airport Revenue, JPMorgan Chase & Company LIQ) 144A	1.19	5-1-2024	4,360,000	4,360,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2835 (Education Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.09	7-1-2042	3,000,000	3,000,000
Mizuho Floater/Residual Interest Bond Series 2019-MIZ9007 (Housing Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.19	1-1-2040	3,000,000	3,000,000
Modesto CA MFHR Live Oak Apartments Project (Tax Revenue, FNMA Insured, FNMA LIQ)	1.01	9-15-2024	440,000	440,000

				10,800,000

Colorado: 0.12%

Variable Rate Demand Note ø: 0.12%
Town of Hudson CO Series A (Industrial Development Revenue, U.S. Bank NA LOC)	1.00	11-1-2020	300,000	300,000

Florida: 0.21%

Variable Rate Demand Note ø: 0.21%
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZM0571 (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.04	8-15-2047	500,000	500,000

Georgia: 2.18%

Variable Rate Demand Note ø: 2.18%
Georgia Tender Option Bond Trust Receipts/Certificates Series 2019-XM0766 (Health Revenue, Barclays Bank plc LIQ) 144A	0.97	7-1-2049	5,260,000	5,260,000

Illinois: 7.36%

Variable Rate Demand Notes ø: 7.36%
Chicago IL Enterprise Zone Gardner Gibson Project (Industrial Development Revenue, BMO Harris Bank NA LOC)	1.08	7-1-2033	1,780,000	1,780,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0108 (Tax Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.09	4-1-2046	7,000,000	7,000,000
Lake County IL MFHR (Housing Revenue, FHLMC LIQ)	1.06	11-1-2034	4,725,000	4,725,000
Peoria County IL Caterpillar Incorporated Project (Industrial Development Revenue, Caterpillar Incorporated LOC)	1.09	2-1-2030	4,300,000	4,300,000

				17,805,000

The accompanying notes are an integral part of these financial statements.

10  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Indiana: 3.33%

Variable Rate Demand Notes ø: 3.33%
Indiana Certificate of Participation Clipper Tax-Exempt Certificate Trust Series 2009-34 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.98%	7-1-2023	$1,380,000	$1,380,000
Indiana Tender Option Bond Trust Receipts/Certificates Series 2019-XF0756 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	1.02	2-1-2049	1,875,000	1,875,000
Jeffersonville IN Economic Development Eagle Steel Products Incorporated Project (Industrial Development Revenue, Bank of America NA LOC)	1.12	12-1-2027	2,540,000	2,540,000
Noblesville IN Greystone Apartments Project Series B (Housing Revenue, FHLB LOC)	1.00	3-1-2041	1,350,000	1,350,000
St. Joseph County IN Midcorr Land Development LLC Project (Industrial Development Revenue, PNC Bank NA LOC)	0.97	10-1-2023	910,000	910,000

				8,055,000

Iowa: 3.46%

Variable Rate Demand Notes ø: 3.46%
Iowa Finance Authority John Maassen & Sons Project (Industrial Development Revenue, Farm Credit Services America LOC)	1.10	11-1-2035	2,075,000	2,075,000
Iowa Finance Authority Midwestern EDA CJ Bio America Incorporated Project (Industrial Development Revenue, Korea Development Bank LOC)	1.17	4-1-2022	6,300,000	6,300,000

				8,375,000

Kansas: 0.13%

Variable Rate Demand Note ø: 0.13%
Nemaha County KS Midwest AG Services LLC Project (Industrial Development Revenue, CoBank ACB LOC)	1.08	11-1-2020	315,000	315,000

Kentucky: 4.49%

Variable Rate Demand Notes ø: 4.49%
Jefferson County KY Industrial Building Dant Growth LLC Project Series 2002 (Industrial Development Revenue, Stock Yards Bank & Trust LOC)	0.97	9-1-2022	850,000	850,000
Louisville & Jefferson Counties KY Regional Airport Authority UPS Worldwide Forwarding Series B (Industrial Development Revenue)	1.35	1-1-2029	10,000,000	10,000,000

				10,850,000

Louisiana: 2.90%

Variable Rate Demand Notes ø: 2.90%
Louisiana Local Government Environmental Facilities CDA Honeywell International Incorporated Project (Industrial Development Revenue, Honeywell International Incorporated LOC)	1.08	12-1-2036	4,000,000	4,000,000
Louisiana Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XM0735 (Water & Sewer Revenue, Bank of America NA LOC, Bank of America NA LIQ) 144A	0.99	12-1-2045	3,000,000	3,000,000

				7,000,000

Michigan: 6.14%

Variable Rate Demand Notes ø: 6.14%
Michigan Housing Development Authority Series A (Housing Revenue, JPMorgan Chase & Company SPA)	1.33	10-1-2037	9,000,000	9,000,000
Michigan Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0614 (Education Revenue, Morgan Stanley Bank LIQ) 144A	1.12	11-1-2028	5,835,000	5,835,000

				14,835,000

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  11

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Minnesota: 5.33%

Variable Rate Demand Notes ø: 5.33%
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing Revenue, FNMA LOC, FNMA LIQ)	1.03%	8-15-2038	$735,000	$735,000
JPMorgan Chase Puttable Tax-Exempt Receipts/Derivative Inverse Tax-Exempt Receipts Trust Series 5027 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	1.24	6-1-2021	5,000,000	5,000,000
Minnesota Tender Option Bond Trust Receipts/Certificates Series 2018-XF2760 (Education Revenue, Morgan Stanley Bank LIQ) 144A	1.04	11-1-2037	7,140,000	7,140,000

				12,875,000

Missouri: 3.96%

Variable Rate Demand Notes ø: 3.96%
Missouri Development Finance Board Nelson Gallery Foundation Series A (Miscellaneous Revenue, Northern Trust Company SPA)	1.15	12-1-2033	6,500,000	6,500,000
Missouri Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0176 (Health Revenue, Royal Bank of Canada LIQ) 144A	1.04	5-15-2041	1,895,000	1,895,000
St. Charles County MO IDA Kuenz Heating & Sheet Metal Series 2001 (Industrial Development Revenue, U.S. Bank NA LOC)	1.16	4-1-2026	1,170,000	1,170,000

				9,565,000

Nevada: 1.38%

Variable Rate Demand Note ø: 1.38%
Nevada Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0634 (GO Revenue, Royal Bank of Canada LIQ) 144A	0.97	12-1-2025	3,330,000	3,330,000

New Jersey: 0.85%

Variable Rate Demand Note ø: 0.85%
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XG0258 (Tax Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.97	6-15-2050	2,055,000	2,055,000

New York: 8.69%

Other Municipal Debt: 2.07%
Westchester County NY Tax Anticipation Notes (GO Revenue)	1.50	5-27-2020	5,000,000	5,006,897

Variable Rate Demand Notes ø: 6.62%
New York Metropolitan Transportation Authority Revenue Bond Subordinate Series 2012A-2 (Transportation Revenue, Bank of Montreal LOC)	0.98	11-15-2041	11,000,000	11,000,000
New York NY Municipal Water Finance Authority Series 2008-BB-2 (Water & Sewer Revenue, Bank of America NA SPA)	1.18	6-15-2035	5,000,000	5,000,000

				16,000,000

North Carolina: 2.11%

Variable Rate Demand Notes ø: 2.11%
North Carolina Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF2490 (Airport Revenue, Barclays Bank plc LIQ) 144A	0.97	7-1-2042	3,750,000	3,750,000
Rockingham County NC Industrial Facilities & PCFA Innofa USA Project Series 2007 (Industrial Development Revenue, Branch Banking & Trust LOC)	0.98	1-1-2027	1,350,000	1,350,000

				5,100,000

The accompanying notes are an integral part of these financial statements.

12  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
North Dakota: 0.25%

Variable Rate Demand Note ø: 0.25%
Mandan ND IDA Cloverdale Foods Company Project (Industrial Development Revenue, BNC National Bank LOC)	1.35%	12-1-2022	$605,000	$605,000

Ohio: 3.48%

Other Municipal Debt: 0.50%
Finneytown OH Local School District BAN (GO Revenue)	2.25	4-15-2020	200,000	200,426
Sycamore OH Community School District BAN (GO Revenue)	2.25	4-15-2020	1,000,000	1,002,180

				1,202,606

Variable Rate Demand Notes ø: 2.98%
Mizuho Floater/Residual Trust Various States Series 2019-MIZ9001 (Housing Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.14	1-1-2032	1,000,000	1,000,000
Ohio Capital Facilities Lease Adult Correctional Building Fund Series C (Miscellaneous Revenue)	1.11	10-1-2036	4,200,000	4,200,000
RBC Municipal Products Incorporated Trust Series E-110 (Water & Sewer Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.97	10-1-2020	2,000,000	2,000,000

				7,200,000

Oregon: 0.12%

Variable Rate Demand Note ø: 0.12%
Portland OR Portland International Airport Series 18-A (Airport Revenue, Bank of China LOC)	1.10	7-1-2026	300,000	300,000

Other: 0.86%

Variable Rate Demand Note ø: 0.86%
FHLMC MFHR Series M-031 Class A (Housing Revenue, FHLMC LIQ)	0.97	12-15-2045	2,085,000	2,085,000

Pennsylvania: 0.16%

Variable Rate Demand Note ø: 0.16%
Pennsylvania EDFA Series D-7 (Industrial Development Revenue, PNC Bank NA LOC)	0.97	8-1-2022	400,000	400,000

South Carolina: 0.83%

Variable Rate Demand Note ø: 0.83%
South Carolina Tender Option Bond Trust Receipts/Floater Certificates Patriots Energy Group Financing Agency Series 2018-XM0690 (Utilities Revenue, Royal Bank of Canada LIQ) 144A	0.98	10-1-2022	2,000,000	2,000,000

Tennessee: 5.38%

Variable Rate Demand Notes ø: 5.38%
Blount County TN Public Building Authority Various Local Govenment Public Improvements Series (Miscellaneous Revenue, Bank of America NA SPA)	1.15	6-1-2034	6,500,000	6,500,000
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA)	1.15	6-1-2042	6,500,000	6,500,000

				13,000,000

Texas: 6.04%

Other Municipal Debt: 0.75%
Texas Tax Revenue Anticipation Notes (GO Revenue)	4.00	8-27-2020	1,795,000	1,825,960

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  13

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Variable Rate Demand Notes ø: 5.29%
Brazos County TX Health Facilities Tender Option Bond Trust Receipts/Floater Certificates Series 2019-BAML5021 (Health Revenue, Bank of America NA LOC, Bank of America NA LIQ) 144A	1.07%	1-1-2028	$3,595,000	$3,595,000
Brazos Harbor TX Industrial Development Corporation (Industrial Development Revenue, BASF SE LOC)	1.01	10-1-2036	5,000,000	5,000,000
Dallam County TX Industrial Development Corporation Dalhart Jersey Ranch Incorporated Series 2008 (Resource Recovery Revenue, CoBank ACB LOC)	1.10	8-1-2039	1,185,000	1,185,000
Port Arthur TX Navigation District Jefferson County Total Petrochemicals USA Incorporated Project Series 2003-C (Industrial Development Revenue, Total SA LOC)	0.98	4-1-2027	3,000,000	3,000,000

				12,780,000

Utah: 0.94%

Variable Rate Demand Note ø: 0.94%
RBC Municipal Products Incorporated Trust Series E-142 (Utilities Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.97	5-1-2022	2,280,000	2,280,000

Virginia: 0.35%

Variable Rate Demand Note ø: 0.35%
Chesterfield County VA IDA Super Radiator Coils Project Series A (Industrial Development Revenue, BMO Harris Bank NA LOC)	1.03	4-1-2026	850,000	850,000

Washington: 0.94%

Variable Rate Demand Notes ø: 0.94%
Washington Finance Authority Smith Brothers Farms Incorporated Series 2001 (Industrial Development Revenue, Northwest Farm Credit LOC)	1.10	9-1-2021	1,715,000	1,715,000
Yakima County WA Solid Waste Disposal George Deruyter & Son Project Series 2006 (Resource Recovery Revenue, Northwest Farm Credit LOC)	1.10	8-1-2026	565,000	565,000

				2,280,000

West Virginia: 1.12%

Variable Rate Demand Note ø: 1.12%
West Virginia EDA Collins Hardwood Company LLC (Industrial Development Revenue, American AgCredit LOC)	1.03	10-1-2031	2,700,000	2,700,000

Wisconsin: 7.18%

Variable Rate Demand Notes ø: 7.18%
Appleton WI Recovery Zone Facilities Foremost Farms Project Series 2010 (Industrial Development Revenue, CoBank ACB LOC)	1.05	5-1-2037	2,000,000	2,000,000
Manitowoc WI CDA Regency House Project (Housing Revenue, Bank First National LOC)	1.16	11-1-2020	925,000	925,000
Sheboygan WI Vortex Liquid Color Project (Industrial Development Revenue, Bank First National LOC)	1.16	11-1-2020	550,000	550,000
Wisconsin Series 2019A (GO Revenue)	1.09	5-1-2029	5,000,000	5,000,000
Wisconsin Tender Option Bond Trust Receipts/Certificates Series 2019-XF2821 (Housing Revenue, Mizuho Bank Limited LOC, Mizuho Bank Limited LIQ) 144A	1.09	1-1-2026	3,860,000	3,860,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2823 (Housing Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.09	1-1-2026	5,015,000	5,015,000

				17,350,000

The accompanying notes are an integral part of these financial statements.

14  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Wyoming: 1.24%

Variable Rate Demand Note ø: 1.24%
Sublette County WY PCR ExxonMobil Project (Industrial Development Revenue)	1.24%	10-1-2044	$3,000,000	$3,000,000

Total Municipal Obligations (Cost $215,334,472)				215,335,463

Closed End Municipal Bond Fund Obligations: 8.98%

California: 1.24%
Nuveen California Dividend Advantage Municipal Fund Variable Rate Demand Preferred Shares Series 3 (Deutsche Bank LIQ) 144A ø	1.03	3-1-2040	3,000,000	3,000,000

Other: 7.74%
BlackRock MuniYield Quality Fund III Incorporated Variable Rate Demand Preferred Shares (Citibank NA LOC) 144A ø	1.08	6-1-2041	5,000,000	5,000,000
Nuveen Quality Municipal Income Fund Variable Rate Demand Preferred Shares Series 1-2118 (Barclays Bank LIQ) 144A ø	1.08	5-1-2041	5,000,000	5,000,000
Western Asset Intermediate Municipal Fund Incorporated Variable Rate Demand Preferred Shares Series 1 (Citibank NA LIQ) 144A ø	1.08	2-25-2045	5,000,000	5,000,000
Western Asset Municipal Partners Incorporated Variable Rate Demand Preferred Shares Series 1 (Citibank NA LIQ) 144A ø	1.08	3-11-2045	3,700,000	3,700,000

				18,700,000

Total Closed End Municipal Bond Fund Obligations (Cost $21,700,000)				21,700,000

Repurchase Agreements: 1.32%
Barclays Capital Incorporated, dated 1-31-2020 maturity value $3,200,419^^	1.57	2-3-2020	3,200,000	3,200,000

Total Repurchase Agreements (Cost $3,200,000)				3,200,000

Total investments in securities (Cost $240,234,472)	99.38%	240,235,463

Other assets and liabilities, net	0.62	1,503,887

Total net assets	100.00%	$241,739,350

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
^^	Collateralized by U.S. government securities, 1.75% to 3.63%, 6-30-2022 to 8-15-2043, fair value including accrued interest is $3,264,000.

Abbreviations:

AGM	Assured Guaranty Municipal

BAN	Bond Anticipation Notes

CDA	Community Development Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GO	General obligation

IDA	Industrial Development Authority

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

PCFA	Pollution Control Financing Authority

PCR	Pollution control revenue

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  15

Statement of assets and liabilities—January 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $240,234,472)	$240,235,463
Cash	548,301
Receivable for investments sold	695,000
Receivable for interest	404,416
Prepaid expenses and other assets	7,002

Total assets	241,890,182

Liabilities
Payable for Fund shares redeemed	4,328
Management fee payable	16,056
Dividends payable	13,339
Administration fees payable	24,697
Shareholder report expenses payable	57,441
Professional fees payable	25,032
Trustees’ fees and expenses payable	4,292
Accrued expenses and other liabilities	5,647

Total liabilities	150,832

Total net assets	$241,739,350

Net assets consist of
Paid-in capital	$241,813,214
Total distributable loss	(73,864)

Total net assets	$241,739,350

Computation of net asset value per share
Net assets – Administrator Class	$2,237,775
Shares outstanding – Administrator Class[1]	2,236,940
Net asset value per share – Administrator Class	$1.0004
Net assets – Institutional Class	$224,246,751
Shares outstanding – Institutional Class[1]	224,163,604
Net asset value per share – Institutional Class	$1.0004
Net assets – Service Class	$15,254,824
Shares outstanding – Service Class[1]	15,249,521
Net asset value per share – Service Class	$1.0003

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16  |  Institutional Money Market Funds

Statement of operations—year ended January 31, 2020

Investment income
Interest	$4,410,202

Expenses
Management fee	429,399
Administration fees
Administrator Class	5,964
Institutional Class	210,647
Service Class	20,392
Shareholder servicing fees
Administrator Class	5,964
Service Class	42,483
Custody and accounting fees	38,564
Professional fees	39,331
Registration fees	79,738
Shareholder report expenses	14,185
Trustees’ fees and expenses	21,142
Other fees and expenses	23,059

Total expenses	930,868
Less: Fee waivers and/or expense reimbursements
Fund-level	(300,977)
Administrator Class	(1,325)
Institutional Class	(756)
Service Class	(7,176)

Net expenses	620,634

Net investment income	3,789,568

Realized and unrealized gains (losses) on investments
Net realized gains on investments	71,923
Net change in unrealized gains (losses) on investments	991

Net realized and unrealized gains (losses) on investments	72,914

Net increase in net assets resulting from operations	$3,862,482

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  17

Statement of changes in net assets

	Year ended January 31, 2020		Year ended January 31, 2019

Operations
Net investment income		$3,789,568		$3,272,934
Net realized gains on investments		71,923		1,837
Net change in unrealized gains (losses) on investments		991		0

Net increase in net assets resulting from operations		3,862,482		3,274,771

Distributions to shareholders from net investment income and net realized gains
Administrator Class		(77,076)		(72,091)
Institutional Class		(3,595,687)		(3,175,949)
Service Class		(190,180)		(225,713)

Total distributions to shareholders		(3,862,943)		(3,473,753)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	1,285,229	1,286,000	2,997,003	3,000,000
Institutional Class	4,876,264,698	4,879,042,051	4,687,583,592	4,692,370,298
Service Class	8,258,192	8,262,648	11,577,879	11,587,521

		4,888,590,699		4,706,957,819

Reinvestment of distributions
Administrator Class	74,357	74,399	70,709	70,768
Institutional Class	3,580,990	3,583,043	3,163,888	3,166,888
Service Class	138,321	138,396	161,224	161,362

		3,795,838		3,399,018

Payment for shares redeemed
Administrator Class	(5,433,717)	(5,436,590)	0	0
Institutional Class	(4,821,641,033)	(4,824,401,081)	(4,860,642,244)	(4,865,545,794)
Service Class	(12,141,730)	(12,147,898)	(12,079,625)	(12,089,936)

		(4,841,985,569)		(4,877,635,730)

Net increase (decrease) in net assets resulting from capital share transactions		50,400,968		(167,278,893)

Total increase (decrease) in net assets		50,400,507		(167,477,875)

Net assets
Beginning of period		191,338,843		358,816,718

End of period		$241,739,350		$191,338,843

The accompanying notes are an integral part of these financial statements.

18  |  Institutional Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0003	$1.0010	$1.0005	$1.0000	$1.00
Net investment income	0.0124	0.0125	0.0069	0.0031	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.0005	(0.0001)	0.0005	0.0008	0.00 [2]

Total from investment operations	0.0129	0.0124	0.0074	0.0039	0.00 [2]
Distributions to shareholders from
Net investment income	(0.0125)	(0.0124)	(0.0069)	(0.0030)	(0.00)[2]
Net realized gains	(0.0003)	(0.0007)	(0.0000)[3]	(0.0004)	(0.00)[2]

Total distributions to shareholders	(0.0128)	(0.0131)	(0.0069)	(0.0034)	(0.00)[2]
Net asset value, end of period	$1.0004	$1.0003	$1.0010	$1.0005	$1.00
Total return	1.29%	1.25%	0.74%	0.35%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.44%	0.41%	0.39%	0.37%
Net expenses	0.30%	0.30%	0.30%	0.27%	0.10%
Net investment income	1.28%	1.25%	0.68%	0.29%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$2,238	$6,313	$3,247	$3,223	$3,537

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Amount is less than $0.005.

[3]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0004	$1.0011	$1.0005	$1.0000	$1.00
Net investment income	0.0137	0.0133 [2]	0.0080	0.0035	0.00 [3]
Net realized and unrealized gains (losses) on investments	0.0001	0.0001	0.0005	0.0012	0.00 [3]

Total from investment operations	0.0138	0.0134	0.0085	0.0047	0.00 [3]
Distributions to shareholders from
Net investment income	(0.0135)	(0.0134)	(0.0079)	(0.0038)	(0.00)[3]
Net realized gains	(0.0003)	(0.0007)	(0.0000)[4]	(0.0004)	(0.00)[3]

Total distributions to shareholders	(0.0138)	(0.0141)	(0.0079)	(0.0042)	(0.00)[3]
Net asset value, end of period	$1.0004	$1.0004	$1.0011	$1.0005	$1.00
Total return	1.38%	1.35%	0.85%	0.44%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.31%	0.31%	0.29%	0.26%	0.25%
Net expenses	0.20%	0.20%	0.20%	0.18%	0.10%
Net investment income	1.34%	1.32%	0.79%	0.27%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$224,247	$166,024	$336,215	$262,511	$953,036

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

20  |  Institutional Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$1.0004	$1.0010	$1.0005	$1.0000	$1.00
Net investment income	0.0110 [2]	0.0109 [2]	0.0059	0.0037	0.00 [3]
Net realized and unrealized gains (losses) on investments	0.0002	0.0001	0.0000 [4]	(0.0010)	0.00 [3]

Total from investment operations	0.0112	0.0110	0.0059	0.0027	0.00 [3]
Distributions to shareholders from
Net investment income	(0.0110)	(0.0109)	(0.0054)	(0.0018)	(0.00)[3]
Net realized gains	(0.0003)	(0.0007)	(0.0000)[4]	(0.0004)	(0.00)[3]

Total distributions to shareholders	(0.0113)	(0.0116)	(0.0054)	(0.0022)	(0.00)[3]
Net asset value, end of period	$1.0003	$1.0004	$1.0010	$1.0005	$1.00
Total return	1.12%	1.11%	0.59%	0.23%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.61%	0.58%	0.49%	0.48%
Net expenses	0.45%	0.45%	0.45%	0.35%	0.10%
Net investment income	1.09%	1.09%	0.53%	0.09%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$15,255	$19,001	$19,355	$23,962	$108,484

[1]

Amounts reflect the Fund transacting shares at a fixed NAV rounded to two decimal places. Beginning October 11, 2016, the Fund began selling and redeeming shares of the Fund at a floating NAV rounded to the fourth decimal place.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Amount is less than $0.00005.

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  21

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Cash Management Money Market Fund (the “Fund”) which is a diversified series of the Trust.

The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal places in accordance with the valuation policies below.

Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2020.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

22  |  Institutional Money Market Funds

Notes to financial statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2020, the aggregate cost of all investments for federal income tax purposes was $240,234,472 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,420

Gross unrealized losses	(429)

Net unrealized gains	$991

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Institutional Money Market Funds  |  23

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$215,335,463	$0	$215,335,463

Closed end municipal bond fund obligations	0	21,700,000	0	21,700,000

Repurchase agreements	0	3,200,000	0	3,200,000

Total assets	$0	$240,235,463	$0	$240,235,463

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended January 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 bllion	0.15%

Next $5 billion	0.14

Over $10 billion	0.13

For the year ended January 31, 2020, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Administrator Class	0.10%

Institutional Class	0.08

Service Class	0.12

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from

24  |  Institutional Money Market Funds

Notes to financial statements

class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.30% for Administrator Class shares, 0.20% for Institutional Class shares, and 0.45% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $532,100,000 and $477,810,000 in interfund purchases and sales, respectively, during the year ended January 31, 2020.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2020 and January 31, 2019 were as follows:

	Year ended January 31

	2020	2019

Ordinary income	$539,047	$473,017

Tax-exempt income	3,323,896	2,857,604

Long-term capital gain	0	143,132

As of January 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Unrealized gains

$385	$42,182	$991

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08

shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Institutional Money Market Funds  |  25

Notes to financial statements

8. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19.

26  |  Institutional Money Market Funds

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Municipal Cash Management Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 31, 2020

Institutional Money Market Funds  |  27

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2020, $465,672 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2020, $73,375 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 87.71% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

28  |  Institutional Money Market Funds

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Institutional Money Market Funds  |  29

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Institutional Money Market Funds

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Institutional Money Market Funds  |  31

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-03782 03-20

A307/AR307 01-20

Annual Report

January 31, 2020

Retail Money Market Funds

∎	Wells Fargo National Tax-Free Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Retail Money Market Funds  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo National Tax-Free Money Market Fund for the 12-month period that ended January 31, 2020. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns, with U.S. markets leading the way. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.68% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 9.94%. The MSCI EM Index (Net)3 gained a more modest 3.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 9.64%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 3.95%, the Bloomberg Barclays Municipal Bond Index6 gained 8.65%, and the ICE BofA U.S. High Yield Index7 added 9.39%.

The year began with a strong market rebound.

Financial markets opened 2019 on a positive note, as investors were encouraged by the U.S. Federal Reserve (Fed) taking a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. However, concerns over slowing global growth grew more ominous. Fourth-quarter 2018 gross domestic product (GDP), reported in February 2019, grew at an annualized 2.2% rate, down from the levels of the prior two quarters. The Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Retail Money Market Funds

Letter to shareholders (unaudited)

products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump,

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

“Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal.”

Retail Money Market Funds  |  3

Letter to shareholders (unaudited)

while historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia, that are most exposed to viruses—physical or economic—originating in China.

Following the end of the reporting period, the coronavirus continued its global spread, resulting in disruptions to global markets, including through border closings, restrictions on travel and large gatherings, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, and reduced customer and client activity in multiple markets and sectors. The risk of further spreading of the coronavirus has led to significant uncertainty and volatility in the financial markets. The full extent of the coronavirus’s impact on the global economy cannot necessarily be foreseen and the impacts may be short term or may last for an extended period of time.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Retail Money Market Funds

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James Randazzo

Jeffrey L. Weaver, CFA®‡

Average annual total returns (%) as of January 31, 2020

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class A (NWMXX)	7-28-2003	0.93	0.46	0.24	0.66	0.60

Administrator Class (WNTXX)	4-8-2005	1.23	0.69	0.36	0.39	0.30

Premier Class (WFNXX)	11-8-1999	1.33	0.77	0.41	0.27	0.20

Service Class (MMIXX)	8-3-1993	1.08	0.58	0.30	0.56	0.45

Yield summary (%) as of January 31, 20202

	Class A	Administrator Class	Premier Class	Service Class

7-day current yield	0.38	0.68	0.78	0.53

7-day compound yield	0.39	0.69	0.79	0.54

30-day simple yield	0.44	0.74	0.84	0.59

30-day compound yield	0.44	0.75	0.85	0.59

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

For retail money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

6  |  Retail Money Market Funds

Performance highlights (unaudited)

Revenue source distribution as of January 31, 2020[3]

Effective maturity distribution as of January 31, 2020[3]

Weighted average maturity as of January 31, 2020[4]

11 days

Weighted average life as of January 31, 2020[5]

12 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.30% for Administrator Class, 0.20% for Premier Class, and 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.33%, 0.60%, 0.72%, and 0.43% for Class A, Administrator Class, Premier Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[4]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[5]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[6]

The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (SIFMA Index) is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.

Retail Money Market Funds  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

During the period, the municipal money market space continued to be heavily influenced by a combination of macroeconomic factors, the lingering effects of 2017 tax reform, and typical seasonality. Municipal money market rates generally tracked taxable equivalent rates lower as the U.S. Federal Reserve (Fed) embarked on an easing policy highlighted by three cuts to the federal funds rate in the months of July, September, and October. The municipal market in general has also been affected by the tremendous shift in investor appetite for tax-advantaged municipals following the tax reform legislation implemented at the end of 2017. Longer-dated municipal bond funds experienced record-setting inflows as investor demand shifted further out on the curve. Conversely, municipal money market funds experienced roughly $6 billion in outflows throughout the year as ratios of tax-exempt to taxable investments experienced significant pressure due to continuing supply and demand imbalances.

In the short end of the municipal money market sector, the SIFMA Index6 began the period at 1.43%, or 59% of 1-week London Interbank Offered Rate (LIBOR), down from 1.71%, or 71% of 1-week LIBOR, at the end of 2018. Short-term yields began to quickly grind lower as seasonal cash inflows reinvigorated demand for overnight and weekly variable-rate demand notes (VRDNs) and tender option bonds (TOBs). Throughout the period, the supply/demand dynamic for VRDNs and TOBs experienced typical seasonal swings. For example, during tax time, the SIFMA Index spiked to a multi-year high of 2.30% (95% of 1-week LIBOR) on April 24. The SIFMA Index would experience other patches of weakness around quarter-ends, in sympathy with taxable equivalents. For example, the SIFMA Index spiked from 1.40% at the beginning of June to 1.90% by quarter-end. Similarly, the index spiked to 1.58% at the end of September, up from 1.28% at the beginning of the month. Although absolute levels slowly drifted lower as the Federal Open Market Committee (FOMC) continued to cut rates during the fall, at year-end, the SIFMA Index would spike to 1.61%, or 99% of 1-week LIBOR, up from 1.06% at the beginning of the month, due to year-end pressures.

Further out on the curve, municipal money markets were generally immune to the volatility experienced in the overnight and weekly sectors. Demand for high-grade paper in the one-year area remained consistently strong throughout the period. Yields on high-grade paper in the one-year space began the period at roughly 1.74% but drifted lower as the year progressed. By late June, one-year paper had fallen to a low of approximately 1.30% as note season came into full effect. In August, the state of Texas issued $8 billion in tax and revenue anticipation notes in the 1.25%–1.32% range. The largest deal of the period was priced to attract both money market funds and longer-term investors. After the three rate cuts by the Fed, market participants began to price in the prospects of an FOMC on hold. Accordingly, one-year yields stabilized and closed out the period at roughly 0.95%, driven primarily by strong inflows into municipal fixed-income funds.

Strategic outlook

At the close of the reporting period, we were focused on a few unresolved items that could influence markets for the remainder of the calendar year, namely Brexit; trade issues and tariffs; the conclusion or continuation of temporary Fed liquidity operations, Fed Treasury bill purchases, and other quantitative easing measures; and finally, the election. With the Fed appearing to be on hold for now, credit fundamentals continue to be supportive and the yield curve is slightly positively sloped.

However, just as the fiscal year ended, in February and March 2020, the coronavirus began to spread globally, prompting consumers, businesses, and governments to take unusually strong actions in an attempt to limit its impact. In so doing, it appears that there could be a serious toll on the U.S. and global economy. In the face of this uncertainty, equity and bond markets experienced sharp outflows, and short-term markets, especially government markets, experienced a high degree of inflows. With liquidity at a premium, volatility flowed through to the short end of the credit markets, prompting a series of supportive actions by the Fed. In the face of all this, we continue to believe that our investment strategy, with its focus on capital preservation and liquidity, is as important as ever.

Please see footnotes on page 7.

8  |  Retail Money Market Funds

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2019 to January 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2019	Ending account value 1-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,003.80	$3.02	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%

Administrator Class

Actual	$1,000.00	$1,005.32	$1.51	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	$1.53	0.30%

Premier Class

Actual	$1,000.00	$1,005.82	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%

Service Class

Actual	$1,000.00	$1,004.56	$2.27	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Retail Money Market Funds  |  9

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 97.65%

Alabama: 0.85%

Variable Rate Demand Notes ø: 0.85%
Alabama Federal Aid Highway Finance Authority Series 2016-A Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XF2373 (Tax Revenue, Citibank NA LIQ) 144A	0.97%	9-1-2024	$5,000,000	$5,000,000
Alabama Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0098 (Utilities Revenue, Royal Bank of Canada LIQ) 144A	1.03	12-1-2022	4,500,000	4,500,000

				9,500,000

Alaska: 1.17%

Variable Rate Demand Notes ø: 1.17%
Alaska Housing Finance Corporation Series B (Housing Revenue, FHLB SPA)	0.94	12-1-2041	2,400,000	2,400,000
Valdez AK Marine Terminal ExxonMobil Pipeline Company Project Series 1985 (Industrial Development Revenue)	1.19	10-1-2025	700,000	700,000
Valdez AK Marine Terminal ExxonMobil Pipeline Company Project Series 2001 (Industrial Development Revenue)	1.19	12-1-2029	10,000,000	10,000,000

				13,100,000

Arizona: 2.22%

Variable Rate Demand Notes ø: 2.22%
Arizona Health Facilities Authority Banner Health Series B (Health Revenue, MUFG Bank Limited LOC)	1.14	1-1-2046	10,000,000	10,000,000
Arizona Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2537 (Utilities Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.98	12-1-2037	3,215,000	3,215,000
Mesa AZ Utility System Clipper Tax-Exempt Certificate Trust Series 2009-33 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.97	7-1-2024	10,055,000	10,055,000
Phoenix AZ IDA Various Mayo Clinic Series A (Health Revenue, Bank of America NA SPA)	1.17	11-15-2052	1,500,000	1,500,000

				24,770,000

California: 8.32%

Variable Rate Demand Notes ø: 8.32%
California Municipal Finance Authority High Desert Foundation Project Series 2012A (Education Revenue, Union Bank NA LOC)	0.98	4-1-2042	1,150,000	1,150,000
California State University Series A Tender Option Bond Trust Receipts/Certificates Series 2017-XF2441 (Education Revenue, JPMorgan Chase & Company LIQ) 144A	0.92	5-1-2024	7,670,000	7,670,000
California Statewide Community Development Authority Uptown Newport Apartments Series 2017 AA & BB (Housing Revenue, East West Bank LOC)	0.98	3-1-2057	6,975,000	6,975,000
California Tender Option Bond Trust Receipts/Floater Certificates Santa Clara County CA San Jose Unified School District Series 2015-ZF0179 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	1.09	8-1-2022	2,050,000	2,050,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF0580 (GO Revenue, TD Bank NA LIQ) 144A	0.94	11-1-2033	3,375,000	3,375,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0669 (GO Revenue, Royal Bank of Canada LIQ) 144A	0.95	2-1-2026	2,500,000	2,500,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2630 (Health Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.94	8-1-2045	2,900,000	2,900,000

The accompanying notes are an integral part of these financial statements.

10  |  Retail Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Variable Rate Demand Notes ø (continued)
California Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0188 (GO Revenue, Royal Bank of Canada LIQ) 144A	0.95%	2-1-2026	$1,600,000	$1,600,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2018-ZP0159 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	1.09	8-1-2022	4,500,000	4,500,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2830 (GO Revenue, Mizuho Capital Markets LLC LIQ) 144A	1.09	10-1-2034	3,460,000	3,460,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2835 (Education Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.09	7-1-2042	7,235,000	7,235,000
Mizuho Floater/Residual Interest Bond Series 2019-MIZ9007 (Housing Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.19	1-1-2040	17,000,000	17,000,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9002 (Tax Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.11	3-1-2021	30,000,000	30,000,000
San Joaquin CA Delta Community College Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZF0180 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	1.04	8-1-2022	2,415,000	2,415,000

				92,830,000

Colorado: 1.20%

Variable Rate Demand Notes ø: 1.20%
Colorado ECFA Variable Nature Conservancy Project Series 2012 (Miscellaneous Revenue, The National Conservancy DC)	0.94	7-1-2033	2,500,000	2,500,000
Colorado HFA Catholic Health Initiatives Series 2008-D2 (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.09	10-1-2037	9,000,000	9,000,000
Colorado Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0668 (Health Revenue, Royal Bank of Canada LIQ) 144A	0.97	5-15-2026	1,875,000	1,875,000

				13,375,000

Connecticut: 1.55%

Variable Rate Demand Notes ø: 1.55%
Connecticut HFA Home Mortgage Finance Program Bonds Series D-3 (Housing Revenue, State Street Bank & Trust Company SPA)	0.92	11-15-2043	10,000,000	10,000,000
Connecticut Residual Interest Bond Floater Trust Series 2017-016 (Miscellaneous Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.98	6-1-2037	2,800,000	2,800,000
Connecticut Tender Option Bond Trust Receipts/Floater Certificates Series 2017-YX1077 (Tax Revenue, Barclays Bank plc LIQ) 144A	1.00	1-1-2036	4,550,000	4,550,000

				17,350,000

Delaware: 0.13%

Variable Rate Demand Note ø: 0.13%
University of Delaware Series C (Education Revenue, TD Bank NA SPA)	1.21	11-1-2037	1,500,000	1,500,000

District of Columbia: 1.08%

Variable Rate Demand Notes ø: 1.08%
District of Columbia Community Connection Real Estate Foundation Issue Series 2007-A (Miscellaneous Revenue, Manufacturers & Traders LOC)	0.99	7-1-2032	3,165,000	3,165,000
District of Columbia Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0621 (Water & Sewer Revenue, Royal Bank of Canada LIQ) 144A	0.97	4-1-2026	4,000,000	4,000,000

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  11

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Variable Rate Demand Notes ø (continued)
District of Columbia Tender Option Bond Trust Receipts/Floater Certificates Series 2019-ZF2784 (Housing Revenue, FHA Insured, Morgan Stanley Bank LIQ) 144A	0.98%	9-1-2039	$2,800,000	$2,800,000
District of Columbia Tender Option Bond Trust Receipts/Floater Certificates Series 2019-ZF2785 (Housing Revenue, FHA Insured, Morgan Stanley Bank LIQ) 144A	0.98	9-1-2039	2,070,000	2,070,000

				12,035,000

Florida: 6.49%

Variable Rate Demand Notes ø: 6.49%
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2517 (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.04	8-15-2047	7,920,000	7,920,000
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZM0571 (Health Revenue, Morgan Stanley Bank LIQ) 144A	1.04	8-15-2047	4,730,000	4,730,000
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2523 (Health Revenue, Barclays Bank plc LIQ) 144A	1.04	8-15-2047	6,000,000	6,000,000
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2530 (Health Revenue, Citibank NA LIQ) 144A	1.04	8-15-2025	3,000,000	3,000,000
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0173 (Health Revenue, Credit Suisse LIQ) 144A	1.04	10-1-2025	11,000,000	11,000,000
Highlands County FL Health Facilities Authority Adventist Health System Sunbelt Obligated Group Series 2012 I-2 (Health Revenue, Adventist Health System)	0.91	11-15-2032	600,000	600,000
Highlands County FL HFA Adventist Health System Series I5 (Health Revenue)	0.95	11-15-2035	19,450,000	19,450,000
Orlando & Orange County FL Expressway Authority Series 2007 (Transportation Revenue, BHAC/AGM Insured, Citibank NA LIQ)	0.97	7-1-2042	6,000,000	6,000,000
Pinellas County FL IDA Neighborly Care Network Project Series 2008 (Miscellaneous Revenue, Branch Banking & Trust LOC)	0.93	8-1-2028	2,985,000	2,985,000
Saint Lucie County FL Florida Power & Light Company (Industrial Development Revenue)	1.20	9-1-2028	5,485,000	5,485,000
Seminole County FL Tender Option Bond Trust Receipts/Floater Certificates Series 2016-ZF0444 (Tax Revenue, National Insured, JPMorgan Chase & Company LIQ) 144A	1.09	4-1-2027	5,250,000	5,250,000

				72,420,000

Georgia: 1.77%

Variable Rate Demand Notes ø: 1.77%
Georgia Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF0589 (Education Revenue, Bank of America NA LIQ) 144A	0.98	6-1-2049	3,750,000	3,750,000
Georgia Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2847 (Education Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.98	1-1-2056	4,315,000	4,315,000
Monroe County GA Development Authority Poll Control Oglethorpe Power Corporation Scherer Project Series A (Utilities Revenue, Truist Bank LOC)	0.88	1-1-2036	11,650,000	11,650,000

				19,715,000

Idaho: 0.09%

Variable Rate Demand Note ø: 0.09%
Idaho Health Facilities Authority Revenue Bonds St. Luke’s Health System Project Series 2018C (Health Revenue, U.S. Bank NA LOC)	1.15	3-1-2048	1,000,000	1,000,000

Illinois: 10.20%

Variable Rate Demand Notes ø: 10.20%
Chicago IL Education Marine Project Series 1984 (Industrial Development Revenue, FHLB LOC)	1.00	7-1-2023	4,200,000	4,200,000

The accompanying notes are an integral part of these financial statements.

12  |  Retail Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Variable Rate Demand Notes ø (continued)
Illinois Development Finance Authority Evanston Northwestern Healthcare Corporation Series B (Health Revenue, JPMorgan Chase & Company SPA)	1.18%	5-1-2031	$2,700,000	$2,700,000
Illinois Educational Facilities Authority Aurora University (Education Revenue, Harris NA LOC)	0.93	3-1-2032	4,600,000	4,600,000
Illinois Finance Authority Bradley University Series B (Other Revenue, Northern Trust Corporation LOC) (Education Revenue, PNC Bank NA LOC)	0.95	4-1-2038	4,600,000	4,600,000
Illinois Finance Authority Northwestern University Series B (Education Revenue)	1.00	12-1-2046	6,050,000	6,050,000
Illinois Health Facilities Authority Evanston Hospital Corporation Series 1995 (Health Revenue, JPMorgan Chase & Company SPA)	0.98	6-1-2035	9,500,000	9,500,000
Illinois International Port District Facilities (Airport Revenue, U.S. Bank NA LOC)	0.97	1-1-2023	3,950,000	3,950,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF2202 (Transportation Revenue, Citibank NA LIQ) 144A	0.97	7-1-2023	1,140,000	1,140,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZM0120 (Transportation Revenue, Royal Bank of Canada LIQ) 144A	1.00	7-1-2023	3,100,000	3,100,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0108 (Tax Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.09	4-1-2046	18,000,000	18,000,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0722 (Tax Revenue, Royal Bank of Canada LIQ) 144A	1.09	7-1-2026	7,900,000	7,900,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XM0683 (Tax Revenue, Bank of America NA LIQ) 144A	1.11	1-1-2048	8,340,000	8,340,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XX1081 (Miscellaneous Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.00	11-1-2023	6,000,000	6,000,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF0779 (Tax Revenue, BAM Insured, TD Bank NA LIQ) 144A	1.02	1-1-2048	15,500,000	15,500,000
lllinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0603 (Tax Revenue, Royal Bank of Canada LIQ) 144A	1.09	1-1-2026	3,615,000	3,615,000
lllinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XM0713 (Tax Revenue, Morgan Stanley Bank LIQ) 144A	1.09	1-1-2043	10,000,000	10,000,000
Quad Cities Illinois Regional EDA Augustana College Series 2005 (Education Revenue, Harris NA LOC)	0.94	10-1-2035	4,700,000	4,700,000

				113,895,000

Indiana: 2.17%

Variable Rate Demand Notes ø: 2.17%
Indiana Certificate of Participation Clipper Tax-Exempt Certificate Trust Series 2009-34 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.98	7-1-2023	9,915,000	9,915,000
Indiana Finance Authority Duke Energy Indiana Incorporated Series 2009A-4 (Industrial Development Revenue, Sumitomo Mitsui Banking LOC)	1.20	12-1-2039	14,355,000	14,355,000

				24,270,000

Iowa: 3.06%

Variable Rate Demand Notes ø: 3.06%
Iowa Finance Authority Midwestern EDA CJ Bio America Incorporated Project (Industrial Development Revenue, Korea Development Bank LOC)	1.17	4-1-2022	28,615,000	28,615,000
Iowa Finance Authority Mortgage Securities Program Series D (Housing Revenue, GNMA/FNMA/FHLMC Insured, FNMA LIQ, FHLB SPA)	0.94	1-1-2047	5,500,000	5,500,000

				34,115,000

Kentucky: 0.49%

Variable Rate Demand Note ø: 0.49%
Kentucky Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0161 (Tax Revenue, Bank of America NA LOC, AGM Insured, Bank of America NA LIQ) 144A	0.97	12-1-2041	5,460,000	5,460,000

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  13

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Louisiana: 1.10%

Variable Rate Demand Note ø: 1.10%
Louisiana Tender Option Bond Trust Receipts/Floater Certificates Series 2018-BAML7002 (Health Revenue, Bank of America NA LOC, Bank of America NA LIQ) 144A	0.99%	9-1-2057	$12,325,000	$12,325,000

Maryland: 1.72%

Variable Rate Demand Notes ø: 1.72%
Maryland Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0605 (Education Revenue, Bank of America NA LIQ) 144A	0.99	5-1-2047	3,300,000	3,300,000
Maryland Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2832 (Housing Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.09	7-1-2037	15,900,000	15,900,000

				19,200,000

Massachusetts: 0.08%

Variable Rate Demand Note ø: 0.08%
Massachusetts HEFA Partners Healthcare Systems Series F3 (Health Revenue, TD Bank NA LOC)	0.90	7-1-2040	900,000	900,000

Michigan: 0.99%

Variable Rate Demand Notes ø: 0.99%
Michigan Housing Development Authority Series D (Housing Revenue, Industrial & Commercial Bank of China Limited SPA)	1.04	6-1-2030	2,165,000	2,165,000
St. Joseph MI Hospital Finance Authority Lakeland Hospital Niles & St. Joseph Obligated Group Series 2002 (Health Revenue, AGM Insured, JPMorgan Chase & Company SPA)	1.04	1-1-2032	8,855,000	8,855,000

				11,020,000

Minnesota: 1.56%

Variable Rate Demand Notes ø: 1.56%
Burnsville MN Bridgeway Apartments Project Series 2003 (Housing Revenue, FNMA LOC, FNMA LIQ)	1.02	10-15-2033	2,375,000	2,375,000
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing Revenue, FNMA LOC, FNMA LIQ)	1.03	8-15-2038	4,415,000	4,415,000
Minneapolis & St. Paul MN Housing & RDA Allina Health Systems Series B-1 (Health Revenue, JPMorgan Chase & Company LOC)	1.17	11-15-2035	3,500,000	3,500,000
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (Miscellaneous Revenue, AGM Insured, U.S. Bank NA LIQ, U.S. Bank NA SPA)	1.08	8-15-2037	4,200,000	4,200,000
Plymouth MN Lancaster Village Apartments Project Series 2001 (Housing Revenue, FNMA LOC, FNMA LIQ)	1.02	9-15-2031	2,865,000	2,865,000

				17,355,000

Missouri: 1.63%

Variable Rate Demand Notes ø: 1.63%
Missouri Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF2198 (Water & Sewer Revenue, Citibank NA LIQ) 144A	0.97	5-1-2023	2,670,000	2,670,000
Missouri Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0176 (Health Revenue, Royal Bank of Canada LIQ) 144A	1.04	5-15-2041	8,000,000	8,000,000
St. Louis County MO Sewer District Wastewater System Series 2013-B (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144A	0.97	5-1-2043	7,500,000	7,500,000

				18,170,000

The accompanying notes are an integral part of these financial statements.

14  |  Retail Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Nebraska: 0.94%

Variable Rate Demand Note ø: 0.94%
Nebraska Investment Finance Authority MFHR Apple Creek Associates Project Series 1985-A (Housing Revenue, Northern Trust Company LOC)	1.73%	9-1-2031	$10,500,000	$10,500,000

Nevada: 0.74%

Variable Rate Demand Notes ø: 0.74%
Nevada Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZF0155 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	1.12	6-1-2020	5,000,000	5,000,000
Nevada Tender Option Bond Trust Receipts/Floater Certificates Series 2018-ZM0639 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	0.97	12-1-2025	3,240,000	3,240,000

				8,240,000

New Jersey: 3.35%

Variable Rate Demand Notes ø: 3.35%
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0226 (Miscellaneous Revenue, BHAC/National Insured, Bank of America NA LIQ) 144A	0.94	7-1-2026	10,220,000	10,220,000
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2538 (Education Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.97	6-15-2040	2,810,000	2,810,000
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0205 (Education Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.97	12-15-2034	5,600,000	5,600,000
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XX1093 (Education Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.97	6-15-2031	9,500,000	9,500,000
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XG0258 (Tax Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.97	6-15-2050	9,265,000	9,265,000

				37,395,000

New York: 12.35%

Other Municipal Debt: 1.80%
Westchester County NY Tax Anticipation Notes (GO Revenue)	1.50	5-27-2020	20,000,000	20,030,863

Variable Rate Demand Notes ø: 10.55%
New York Dormitory Authority Catholic Health Systems Obligated Group Revenue Bond Series 2019B (Health Revenue, Manufacturers & Traders LOC)	0.94	7-1-2048	9,925,000	9,925,000
New York Dormitory Authority Series 12 Clipper Tax-Exempt Certificate Trust Series 2009-35 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ) 144A	0.97	3-15-2022	3,770,000	3,770,000
New York Metropolitan Transportation Authority Revenue Bond Subordinate Series 2012A-2 (Transportation Revenue, Bank of Montreal LOC)	0.98	11-15-2041	31,300,000	31,300,000
New York Metropolitan Transportation Authority Revenue Bond Subordinate Series 2015E (Transportation Revenue, PNC Bank NA LOC)	0.95	11-15-2045	1,700,000	1,700,000
New York Municipal Water Finance Authority Series 2011 (Water & Sewer Revenue, Landesbank Hessen-Thüringen SPA)	1.18	6-15-2044	16,050,000	16,050,000
New York NY Fiscal Subordinate Bond Series 2017A-6 (GO Revenue, Landesbank Hessen-Thüringen SPA)	1.18	8-1-2044	13,180,000	13,180,000
New York NY Municipal Water Authority Series BB-1 (Water & Sewer Revenue, State Street Bank & Trust Company SPA)	1.16	6-15-2049	4,100,000	4,100,000

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  15

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Variable Rate Demand Notes ø (continued)
New York NY Municipal Water Finance Authority 2nd Generation Resolution Fiscal Year 2019 Series BB (Water & Sewer Revenue, Industrial & Commercial Bank of China Limited SPA)	0.95%	6-15-2051	$10,000,000	$10,000,000
New York NY Transitional Finance Authority Future Tax Secured Tax-Exempt Bond Fiscal 2015 Subordinate Bonds Series A-3 (Tax Revenue, Mizuho Bank Limited SPA)	1.19	8-1-2043	8,890,000	8,890,000
New York Tender Option Bond Trust Receipts/Floater Certificates Series 2019-BAML3002 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	1.02	1-15-2056	18,854,961	18,854,961

				117,769,961

North Carolina: 1.02%

Variable Rate Demand Notes ø: 1.02%
Charlotte NC Water & Sewer Tender Option Bond Trust Receipts/Certificates Series 2018-XG0170 (Water & Sewer Revenue, Royal Bank of Canada LIQ) 144A	0.97	1-1-2026	2,430,000	2,430,000
Charlotte-Mecklenburg NC Hospital Authority Health Care System Series B (Health Revenue, JPMorgan Chase & Company SPA)	1.15	1-15-2038	1,385,000	1,385,000
Greensboro NC Public Improvement Series B (GO Revenue, Bank of America NA SPA)	0.90	2-1-2022	25,000	25,000
Greensboro NC Public Improvement Series B (GO Revenue, Bank of America NA SPA)	0.92	2-1-2028	400,000	400,000
North Carolina Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZM0105 (Education Revenue, Morgan Stanley Bank LIQ) 144A	0.97	10-1-2055	2,250,500	2,250,500
North Carolina Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF2490 (Airport Revenue, Barclays Bank plc LIQ) 144A	0.97	7-1-2042	3,750,000	3,750,000
University of North Carolina Chapel Hill Series 2009- A (Education Revenue, TD Bank NA SPA)	0.91	2-1-2024	1,100,000	1,100,000

				11,340,500

Ohio: 4.67%

Other Municipal Debt: 0.57%
Finneytown OH Local School District BAN (GO Revenue)	2.25	4-15-2020	1,300,000	1,302,535
Sycamore OH Community School District BAN (GO Revenue)	2.25	4-15-2020	5,000,000	5,009,753

				6,312,288

Variable Rate Demand Notes ø: 4.10%
Allen County OH Catholic Healthcare Series C (Health Revenue, Bank of Montreal LOC)	1.15	6-1-2034	3,000,000	3,000,000
Mizuho Floater/Residual Trust Various States Series 2019-MIZ9001 (Housing Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.14	1-1-2032	3,990,000	3,990,000
Ohio Capital Facilities Lease Adult Correctional Building Fund Series C (Miscellaneous Revenue)	1.11	10-1-2036	13,800,000	13,800,000
Ohio Tender Option Bond Trust Receipts/Floater Certificates Northeast Regional Ohio Sewer District Wastewater Series 2015-XF0225 (Water & Sewer Revenue, TD Bank NA LIQ) 144A	0.97	3-1-2021	9,375,000	9,375,000
Ohio Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2438 (Education Revenue, JPMorgan Chase & Company LIQ) 144A	0.97	12-1-2024	2,000,000	2,000,000
Ohio Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0074 (Health Revenue, JPMorgan Chase & Company LIQ) 144A	1.14	8-1-2024	5,580,000	5,580,000
RBC Municipal Products Incorporated Trust Series E-110 (Water & Sewer Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.97	10-1-2020	8,000,000	8,000,000

				45,745,000

The accompanying notes are an integral part of these financial statements.

16  |  Retail Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Oregon: 0.85%

Variable Rate Demand Notes ø: 0.85%
Oregon Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0813 (Health Revenue, Royal Bank of Canada LIQ) 144A	0.99%	5-15-2027	$2,220,000	$2,220,000
Oregon Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0814 (Education Revenue, Royal Bank of Canada LIQ) 144A	0.97	1-1-2028	7,305,000	7,305,000

				9,525,000

Other: 1.30%

Variable Rate Demand Notes ø: 1.30%
Clipper Tax-Exempt Certificate Trust AMT Series 2009-54 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ) 144A	0.99	2-15-2028	13,500,000	13,500,000
FHLMC MFHR Series M-031 Class A (Housing Revenue, FHLMC LIQ)	0.97	12-15-2045	980,000	980,000

				14,480,000

Pennsylvania: 5.03%

Variable Rate Demand Notes ø: 5.03%
Allegheny County PA Hospital Development Authority Series E (Health Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	1.20	4-1-2022	7,820,000	7,820,000
Butler County PA Hospital Authority Series A (Health Revenue, BMO Harris Bank NA LOC)	0.98	10-1-2042	700,000	700,000
Mizuho Floater/Residual Trust Series 2020-MIZ9009 (Housing Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.19	12-1-2036	6,650,000	6,650,000
Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZM0081 (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.97	6-1-2044	3,000,000	3,000,000
Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Series 2016-ZF0504 (Water & Sewer Revenue, TD Bank NA LIQ) 144A	1.09	8-15-2042	4,875,000	4,875,000
Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Series 2018-YX1089 (GO Revenue, Barclays Bank plc LIQ) 144A	0.97	3-1-2035	2,540,000	2,540,000
Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2836 (Education Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.09	6-15-2039	3,935,000	3,935,000
Residual Interest Bond Floater Trust Series 2019-003 (Health Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	1.09	8-15-2038	19,615,000	19,615,000
South Central Pennsylvania General Authority WellSpan Health Obliged Group Series 2019E (Health Revenue, U.S. Bank NA SPA)	1.16	6-1-2035	4,380,000	4,380,000
Westmoreland County PA Municipal Authority Service Series 2016 Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF0539 (Water & Sewer Revenue, BAM Insured, TD Bank NA LIQ) 144A	1.09	8-15-2038	2,615,000	2,615,000

				56,130,000

Rhode Island: 0.90%

Variable Rate Demand Note ø: 0.90%
Narragansett Bay RI Commission Wastewater System Series 2013-A Tender Option Trust Receipts/Floater Certificates Series 2016-XM0140 (Water & Sewer Revenue, Royal Bank of Canada LIQ) 144A	0.99	9-1-2020	10,000,000	10,000,000

South Carolina: 2.79%

Variable Rate Demand Notes ø: 2.79%
Columbia SC Waterworks Series 2009 (Water & Sewer Revenue, Sumitomo Mitsui Banking LOC)	0.94	2-1-2038	1,760,000	1,760,000
South Carolina EDA Brashier Charter LLC Project (Education Revenue, SunTrust Bank LOC)	0.96	12-1-2038	1,870,000	1,870,000

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  17

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Variable Rate Demand Notes ø (continued)
South Carolina Educational Facilities Authority for Private Non-Profit Institutions Higher Learning Educational Facilities Spartanburg Methodist Series 2005 (Education Revenue, Branch Banking & Trust LOC)	0.95%	8-1-2025	$2,100,000	$2,100,000
South Carolina Jobs EDA Institutional Business & Home Safety Project Series 2009 (Industrial Development Revenue, Branch Banking & Trust LOC)	0.97	11-1-2034	1,075,000	1,075,000
South Carolina Jobs EDA Prisma Health Obligated Group Series 2018B (Health Revenue, U.S. Bank NA LOC)	1.15	5-1-2048	6,335,000	6,335,000
South Carolina Public Service Authority Series A (Utilities Revenue, Bank of America NA LOC)	0.98	1-1-2036	10,000,000	10,000,000
South Carolina Tender Option Bond Trust Receipts/Floater Certificates Patriots Energy Group Financing Agency Series 2018-XM0690 (Utilities Revenue, Royal Bank of Canada LIQ) 144A	0.98	10-1-2022	8,000,000	8,000,000

				31,140,000

Tennessee: 0.38%

Variable Rate Demand Notes ø: 0.38%
Sevier County TN Public Building Authority Local Government Public Improvement Series 6-A1 (Miscellaneous Revenue, Branch Banking & Trust SPA)	0.95	6-1-2029	3,260,000	3,260,000
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA)	1.15	6-1-2042	1,000,000	1,000,000

				4,260,000

Texas: 6.40%

Other Municipal Debt: 1.02%
Texas Tax Revenue Anticipation Notes (GO Revenue)	4.00	8-27-2020	11,150,000	11,335,061

Variable Rate Demand Notes ø: 5.38%
Bexar County TX Housing Finance Corporation Palisades Park Apartments Project Series 2009 (Housing Revenue, FHLMC LIQ)	1.02	9-1-2039	3,700,000	3,700,000
Brazos County TX Health Facilities Tender Option Bond Trust Receipts/Floater Certificates Series 2019-BAML5021 (Health Revenue, Bank of America NA LOC, Bank of America NA LIQ) 144A	1.07	1-1-2028	10,280,000	10,280,000
Brazos Harbor TX Industrial Development Corporation BASF Corporation Project Series 2001 (Industrial Development Revenue, BASF SE)	0.98	7-1-2022	4,900,000	4,900,000
Harris County TX Industrial Development Corporation Exxon Mobil Corporation Project (Industrial Development Revenue)	1.19	3-1-2024	7,500,000	7,500,000
Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project (Industrial Development Revenue, Total SA)	0.98	6-1-2041	5,000,000	5,000,000
Port Corpus Christi TX Solid Waste Disposal Flint Hills Resources Project Series 2002-B (Resource Recovery Revenue, Flint Hills Resources LLC)	0.97	7-1-2029	4,200,000	4,200,000
Texas Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XM0722 (GO Revenue, JPMorgan Chase & Company LIQ) 144A	0.98	6-15-2025	3,670,000	3,670,000
Texas Veterans Bonds (Miscellaneous Revenue, Sumitomo Mitsui Banking SPA)	0.95	12-1-2047	830,000	830,000
Texas Veterans Bonds (GO Revenue, FHLB SPA)	1.00	12-1-2050	20,000,000	20,000,000

				60,080,000

Utah: 0.96%

Variable Rate Demand Notes ø: 0.96%
Murray UT City Hospital IHC Health Services Incorporated Series C (Health Revenue)	1.13	5-15-2036	5,000,000	5,000,000

The accompanying notes are an integral part of these financial statements.

18  |  Retail Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Variable Rate Demand Notes ø (continued)
Utah Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF0540 (Airport Revenue, JPMorgan Chase & Company LIQ) 144A	1.14%	1-1-2025	$2,700,000	$2,700,000
Utah Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0171 (Health Revenue, Royal Bank of Canada LIQ) 144A	1.00	11-15-2022	3,000,000	3,000,000

				10,700,000

Vermont: 0.22%

Variable Rate Demand Note ø: 0.22%
Vermont Educational & Health Buildings Financing Agency Landmark College Project Series 2008-A (Education Revenue, TD Bank NA LOC)	1.22	7-1-2033	2,490,000	2,490,000

Virginia: 0.07%

Variable Rate Demand Note ø: 0.07%
Fairfax County VA EDA Mount Vernon Ladies Association Project (Industrial Development Revenue, SunTrust Bank LOC)	0.96	6-1-2037	740,000	740,000

Washington: 2.22%

Variable Rate Demand Notes ø: 2.22%
King County WA Multi-Modal Limited Refunding Bond Series A (GO Revenue, TD Bank NA SPA)	1.15	1-1-2046	14,750,000	14,750,000
Washington Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XM0681 (Tax Revenue, Citibank NA LIQ) 144A	1.00	7-1-2026	10,000,000	10,000,000

				24,750,000

Wisconsin: 4.40%

Variable Rate Demand Notes ø: 4.40%
Appleton WI Recovery Zone Facilities Foremost Farms Project Series 2010 (Industrial Development Revenue, CoBank ACB LOC)	1.05	5-1-2037	14,200,000	14,200,000
Wisconsin PFA Hospital WakeMed Obligated Group Series B (Health Revenue, Barclays Bank plc LOC)	0.96	10-1-2049	100,000	100,000
Wisconsin PFA Midwestern Disaster Area Program Series 2011 (Industrial Development Revenue, Farm Credit Services America LOC)	1.05	9-1-2036	2,965,000	2,965,000
Wisconsin Series 2019A (GO Revenue)	1.09	5-1-2029	20,200,000	20,200,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF0127 (Health Revenue, JPMorgan Chase & Company LIQ) 144A	1.12	10-1-2020	3,815,000	3,815,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2634 (Health Revenue, Credit Suisse LIQ) 144A	0.97	8-15-2025	2,000,000	2,000,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2823 (Housing Revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	1.09	1-1-2026	4,000,000	4,000,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2831 (Housing Revenue, Mizuho Capital Markets LLC LIQ) 144A	1.09	7-1-2029	1,800,000	1,800,000

				49,080,000

Wyoming: 1.19%

Variable Rate Demand Note ø: 1.19%
Wyoming Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0070 (Utilities Revenue, BAM Insured, JPMorgan Chase & Company LIQ) 144A	0.97	1-1-2025	13,330,000	13,330,000

Total Municipal Obligations (Cost $1,089,678,673)				1,089,678,673

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  19

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Closed End Municipal Bond Fund Obligations: 0.90%

California: 0.90%
Nuveen California AMT-Free Quality Municipal Income Fund Variable Rate Demand Preferred Shares Series 4 ø144A	1.00%	9-11-2026	$10,000,000	$10,000,000

Total Closed End Municipal Bond Fund Obligations (Cost $10,000,000)				10,000,000

Repurchase Agreements: 0.90%
Barclays Capital Incorporated, dated 1-31-2020, maturity value $10,001,308 ^^	1.57	2-3-2020	10,000,000	10,000,000

Total Repurchase Agreements (Cost $10,000,000)				10,000,000

Total investments in securities (Cost $1,109,678,673)	99.45%	1,109,678,673

Other assets and liabilities, net	0.55	6,083,810

Total net assets	100.00%	$1,115,762,483

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

^^	Collateralized by U.S. government securities, 1.75% to 3.63%, 6-30-2022 to 8-15-2043, fair value including accrued interest is $10,200,001.

Abbreviations:

AGM	Assured Guaranty Municipal

AMT	Alternative minimum tax

BAM	Build America Mutual Assurance Company

BAN	Bond anticipation notes

BHAC	Berkshire Hathaway Assurance Corporation

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

FHA	Federal Housing Administration

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HEFA	Health & Educational Facilities Authority

HFA	Housing Finance Authority

IDA	Industrial Development Authority

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue National

National	Public Finance Guarantee Corporation

PFA	Public Finance Authority

RDA	Redevelopment Authority

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

20  |  Retail Money Market Funds

Statement of assets and liabilities—January 31, 2020

Assets
Investments in unaffiliated securities, at amortized cost	$1,109,678,673
Cash	494,151
Receivable for investments sold	17,211,188
Receivable for Fund shares sold	1,386,041
Receivable for interest	2,183,390
Prepaid expenses and other assets	21,587

Total assets	1,130,975,030

Liabilities
Payable for investments purchased	8,550,128
Payable for Fund shares redeemed	5,942,879
Management fee payable	86,461
Dividends payable	268,432
Administration fees payable	99,128
Trustees’ fees and expenses payable	4,258
Accrued expenses and other liabilities	261,261

Total liabilities	15,212,547

Total net assets	$1,115,762,483

Net assets consist of
Paid-in capital	$1,115,827,498
Total distributable loss	(65,015)

Total net assets	$1,115,762,483

Computation of net asset value per share
Net assets – Class A	$95,632,140
Shares outstanding – Class A1	95,625,334
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$107,457,458
Shares outstanding – Administrator Class[1]	107,448,660
Net asset value per share – Administrator Class	$1.00
Net assets – Premier Class	$847,870,956
Shares outstanding – Premier Class[1]	847,809,758
Net asset value per share – Premier Class	$1.00
Net assets – Service Class	$64,801,929
Shares outstanding – Service Class[1]	64,797,310
Net asset value per share – Service Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  21

Statement of operations — year ended January 31, 2020

Investment income
Interest	$13,878,197

Expenses
Management fee	1,402,018
Administration fees
Class A	214,035
Administrator Class	123,515
Premier Class	518,895
Service Class	78,307
Shareholder servicing fees
Class A	243,222
Administrator Class	123,515
Service Class	162,712
Custody and accounting fees	59,700
Professional fees	43,346
Registration fees	201,454
Shareholder report expenses	37,397
Trustees’ fees and expenses	21,886
Other fees and expenses	14,498

Total expenses	3,244,500
Less: Fee waivers and/or expense reimbursements
Fund-level	(569,024)
Class A	(162)
Administrator Class	(37,353)
Premier Class	(60,847)
Service Class	(32,293)

Net expenses	2,544,821

Net investment income	11,333,376
Net realized gains on investments	155,732

Net increase in net assets resulting from operations	$11,489,108

The accompanying notes are an integral part of these financial statements.

22  |  Retail Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2020		Year ended January 31, 2019

Operations
Net investment income		$11,333,376		$10,059,433
Net realized gains on investments		155,732		38,078

Net increase in net assets resulting from operations		11,489,108		10,097,511

Distributions to shareholders from net investment income and net realized gains
Class A		(900,478)		(983,009)
Administrator Class		(1,516,842)		(1,676,616)
Premier Class		(8,389,054)		(6,724,447)
Service Class		(700,424)		(680,815)

Total distributions to shareholders		(11,506,798)		(10,064,887)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	27,183,406	27,183,406	35,451,170	35,451,170
Administrator Class	33,693,350	33,693,350	66,742,195	66,742,195
Premier Class	951,883,288	951,883,288	1,042,791,893	1,042,791,893
Service Class	4,331,878	4,331,878	9,248,032	9,248,032

		1,017,091,922		1,154,233,290

Reinvestment of distributions
Class A	874,165	874,165	958,425	958,425
Administrator Class	1,477,726	1,477,726	1,643,597	1,643,597
Premier Class	6,873,538	6,873,538	5,170,672	5,170,672
Service Class	213,497	213,497	226,056	226,056

		9,438,926		7,998,750

Payment for shares redeemed
Class A	(34,097,192)	(34,097,192)	(54,253,118)	(54,253,118)
Administrator Class	(59,099,979)	(59,099,979)	(69,954,513)	(69,954,513)
Premier Class	(704,849,931)	(704,849,931)	(793,365,730)	(793,365,730)
Service Class	(5,421,874)	(5,421,874)	(10,252,475)	(10,252,475)

		(803,468,976)		(927,825,836)

Net increase in net assets resulting from capital share transactions		223,061,872		234,406,204

Total increase in net assets		223,044,182		234,438,828

Net assets
Beginning of period		892,718,301		658,279,473

End of period		$1,115,762,483		$892,718,301

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.01	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.93%	0.89%	0.35%	0.13%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.66%	0.66%	0.68%	0.65%	0.63%
Net expenses	0.60%	0.61%	0.64%	0.39%	0.08%
Net investment income	0.92%	0.88%	0.30%	0.02%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$95,632	$101,680	$119,524	$135,704	$172,725

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24  |  Retail Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.01	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.01	0.01	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.23%	1.21%	0.69%	0.33%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.39%	0.41%	0.40%	0.36%
Net expenses	0.30%	0.30%	0.30%	0.27%	0.08%
Net investment income	1.22%	1.21%	0.64%	0.22%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$107,457	$131,395	$132,964	$155,448	$179,171

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
PREMIER CLASS[1]	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.01	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.01	0.01	0.01	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.01)	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.33%	1.31%	0.79%	0.41%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.27%	0.27%	0.28%	0.25%	0.24%
Net expenses	0.20%	0.20%	0.20%	0.18%	0.08%
Net investment income	1.28%	1.31%	0.79%	0.18%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$847,871	$593,961	$339,331	$105,881	$1,677,748

[1]	Effective April 1, 2016, Institutional Class was renamed Premier Class.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

26  |  Retail Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.01	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.01	0.01	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.01)	(0.01)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.08%	1.06%	0.54%	0.20%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.56%	0.56%	0.58%	0.54%	0.53%
Net expenses	0.45%	0.45%	0.45%	0.32%	0.08%
Net investment income	1.06%	1.05%	0.49%	0.03%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$64,802	$65,682	$66,460	$73,472	$162,593

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  27

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo National Tax-Free Money Market Fund (the “Fund”) which is a diversified series of the Trust.

Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2020.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables

28  |  Retail Money Market Funds

Notes to financial statements

when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2020, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$1,089,678,673	$0	$1,089,678,673

Closed end municipal bond fund obligations	0	10,000,000	0	10,000,000

Repurchase agreements	0	10,000,000	0	10,000,000

Total assets	$0	$1,109,678,673	$0	$1,109,678,673

Retail Money Market Funds  |  29

Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended January 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.15%

Next $5 billion	0.14

Over $10 billion	0.13

For the year ended January 31, 2020, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A	0.22%

Administrator Class	0.10

Premier Class	0.08

Service Class	0.12

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 0.30% for Administrator Class shares, 0.20% for Premier Class shares, and 0.45% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Service Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

30  |  Retail Money Market Funds

Notes to financial statements

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $585,430,000 and $527,810,000 in interfund purchases and sales, respectively, during the year ended January 31, 2020.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2020 and January 31, 2019 were as follows:

	Year ended January 31

	2020	2019

Ordinary income	$766,512	$722,557

Tax-exempt income	10,700,101	9,342,088

Long-term capital gain	40,185	242

As of January 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Undistributed long-term gain

$247,939	$15,176

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

8. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19.

Retail Money Market Funds  |  31

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo National Tax-Free Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 31, 2020

32  |  Retail Money Market Funds

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $40,185 was designated as a 20% rate gain distribution for the fiscal year ended January 31, 2020.

For the fiscal year ended January 31, 2020, $633,275 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2020, $133,237 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 94.41% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

Retail Money Market Funds  |  33

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

34  |  Retail Money Market Funds

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Retail Money Market Funds  |  35

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

36  |  Retail Money Market Funds

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-03778 03-20

A309/AR309 01-20

Annual Report

January 31, 2020

Government Money Market Funds

∎	Wells Fargo Treasury Plus Money Market Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Government Money Market Funds  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Treasury Plus Money Market Fund for the 12-month period that ended January 31, 2020. Despite some periods of market volatility, the year was strongly positive for financial markets as supportive central banks more than offset concerns over slowing global economic growth and international trade tensions.

Overall, both fixed-income and equity investors enjoyed healthy annual returns, with U.S. markets leading the way. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.68% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 9.94%. The MSCI EM Index (Net)3 gained a more modest 3.81%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 9.64%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 3.95%, the Bloomberg Barclays Municipal Bond Index6 gained 8.65%, and the ICE BofA U.S. High Yield Index7 added 9.39%.

The year began with a strong market rebound.

Financial markets opened 2019 on a positive note, as investors were encouraged by the U.S. Federal Reserve (Fed) taking a more accommodative stance after a series of increases to the federal funds rate in 2017 and 2018. However, concerns over slowing global growth grew more ominous. Fourth-quarter 2018 gross domestic product (GDP), reported in February 2019, grew at an annualized 2.2% rate, down from the levels of the prior two quarters. The Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April, sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Government Money Market Funds

Letter to shareholders (unaudited)

products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. Throughout the month, central bank actions were on hold. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal, with some details to be worked out. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater certainty and confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. However, consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump, while

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

“Financial markets ended 2019 on a broadly positive note, with the U.S. and China reaching an accord on a Phase One trade deal.”

Government Money Market Funds  |  3

Letter to shareholders (unaudited)

historically noteworthy, had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up in late January on concerns over the unknown impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia, that are most exposed to viruses—physical or economic—originating in China.

Following the end of the reporting period, the coronavirus continued its global spread, resulting in disruptions to global markets, including through border closings, restrictions on travel and large gatherings, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, and reduced customer and client activity in multiple markets and sectors. The risk of further spreading of the coronavirus has led to significant uncertainty and volatility in the financial markets. The full extent of the coronavirus’s impact on the global economy cannot necessarily be foreseen and the impacts may be short term or may last for an extended period of time.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Government Money Market Funds

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael C. Bird, CFA®‡

Jeffrey L. Weaver, CFA®‡

Laurie White

Average annual total returns (%) as of January 31, 2020

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class A (PIVXX)	7-28-2003	1.56	0.66	0.34	0.61	0.60

Administrator Class (WTPXX)	3-31-2008	1.83	0.83	0.42	0.34	0.34

Institutional Class (PISXX)	8-11-1995	1.97	0.95	0.48	0.22	0.20

Select Class[3]	3-15-2019	2.01	0.96	0.48	0.18	0.14

Service Class (PRVXX)	10-1-1985	1.72	0.76	0.38	0.51	0.45

Yield summary (%) as of January 31, 20202

	Class A	Administrator Class	Institutional Class	Select Class	Service Class

7-day current yield	1.04	1.30	1.44	1.50	1.19

7-day compound yield	1.04	1.30	1.45	1.51	1.19

30-day simple yield	1.03	1.29	1.43	1.49	1.18

30-day compound yield	1.04	1.30	1.44	1.50	1.19

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please see footnotes on page 7.

6  |  Government Money Market Funds

Performance highlights (unaudited)

Portfolio composition as of January 31, 2020[4]

Effective maturity distribution as of January 31, 2020[4]

Weighted average maturity as of January 31, 2020[5]

30 days

Weighted average life as of January 31, 2020[6]

110 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through May 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.34% for Administrator Class, 0.20% for Institutional Class, 0.14% for Select Class, and 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 1.02%, 1.29%, 1.41%, 1.45%, and 1.12% for Class A, Administrator Class, Institutional Class, Select Class, and Service Class, respectively. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Select Class shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Select Class shares would be higher.

[4]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.
[5]

Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

[6]

Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

[7]

The Core Personal Consumption Expenditures (PCE) Price Index measures the prices paid by U.S. consumers for domestic goods and services, excluding the prices of food and energy. You cannot invest directly into an index.

Government Money Market Funds  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

The Fund’s fiscal year that ended January 31, 2020, saw the U.S. Federal Reserve (Fed) end the monetary policy normalization actions it had taken over the past several years, which included both raising interest rates and reducing the size of its balance sheet. The fiscal year began with the Fed targeting the range on the federal funds rate at 2.25% to 2.50%. Despite a generally steady domestic economy, with the drag from a slowing factory sector offset by continued solid consumer activity, the Fed sought to counter the economic risks from trade disputes, slowing global growth, and sluggish U.S. manufacturing by lowering its interest rate target three times—in July, September, and October—by 0.25% each. The resulting federal funds target rate at the end of the fiscal year was 1.50% to 1.75%.

In addition to cutting interest rates, the Fed also reversed course on its balance sheet policy. Since 2017, it had shrunk its balance sheet by systematically allowing a portion of the U.S. Treasury and mortgage-backed securities it acquired during its quantitative easing programs to mature without being reinvested, thereby effectively unwinding the policies it used to assist the economy’s recovery from the financial crisis. The Fed abruptly halted this gradual asset reduction by once again reinvesting all of its maturing investments concurrent with its first interest rate cut in July 2019. Later, in October, the Fed completed the reversal by once again expanding its balance sheet, this time by buying $60 billion of Treasury bills (T-bills) per month with the goal of expanding the banking system’s reserves.

During the year, the U.S. economy grew solidly, with gross domestic product clocking in at an average rate of approximately 2.3% on an annualized basis, only modestly slower than the 2.5% rate posted the prior year. Employment remained strong, with the unemployment rate ending the fiscal year at 3.6%, down from 4.0% a year earlier. In addition, the underemployment rate, which includes workers marginally attached to the labor force and those working part time for economic reasons, fell even further, from 8.0% to 6.9% over the same period. Both measures were at or near 50-year lows. Price inflation, however, remains stubbornly below the Fed’s 2% target. After ending the prior fiscal year at 1.8%, the Core PCE Price Index7 deflator, the Fed’s preferred price measure, fell to 1.6% at the end of this fiscal year.

Interest rates on all categories of government money market securities moved lower throughout the year, consistent with the Fed’s moves. In February 2019, the 3-month T-bill yields averaged 2.42%. During January 2020, the last month of the fiscal year, they averaged 1.54%. For the entire fiscal year, the average was 2.01%, down from an average of 2.04% for the prior fiscal year. Similarly, average 6-month T-bill yields were 2.49% in February 2019; 1.55% in January 2020; and 2.01% on average for the whole fiscal year, down from an average of 2.21% in the previous fiscal year. The lower yields on T-bills were due not only to the Fed’s interest rate cuts but also to the Fed’s reserves management purchases of $60 billion per month discussed above.

The yields on repurchase agreements (repos) generally followed the same path and were also heavily influenced by the Fed’s decisions. Overnight Treasury repo rates, as measured by the Fed’s Overnight Treasury repo rates averaged 2.38% in February 2019 and 1.52% in January 2020. For the entire fiscal year, the average Treasury repo yield was 2.10%, up from 1.92% for the previous fiscal year. In addition to being affected by the Fed’s interest rate cuts, repo yields were also affected by the Fed’s balance sheet actions, as discussed above. As a consequence of the Fed shrinking its balance sheet, banking system reserves also fell, which eventually pushed repo rates higher, culminating in a sharp move higher that saw the Overnight Treasury repo rates peak at 5.25% on September 17, 2019. To maintain control of interest rates and prevent a similar move higher, the Fed added cash to the repo market directly in the form of temporary open market operations while methodically adding permanent reserves by buying T-bills at a rate of $60 billion per month. These actions have succeeded, as repo rates have been well contained near the bottom of the Fed’s target range.

Our investment strategy remained consistent throughout the year. We invested in T-bills and U.S. Treasury notes—including floating-rate notes—as well as repos collateralized by Treasury securities, while taking into account the Fund’s overall level of liquidity and average maturity.

Strategic outlook

The economy has continued its solid performance, with a consistently strong labor market and stable—but still below target—inflation. After its third, and last, interest rate reduction of the year in October 2019, the Fed signaled that it intended to keep rates unchanged barring a material change in its outlook. A weaker economy may lead to further cuts, but a stronger economy alone will not necessarily cause higher rates unless it is accompanied by consistently strong inflation. Just as the fiscal year ended, in February and March 2020, the coronavirus began to spread globally, prompting consumers, businesses, and governments to take unusually strong actions in an attempt to limit its impact. In so doing, it appears that there could be a serious toll on the U.S. and global economy. Anticipating this, financial markets experienced a sharp spike in volatility, prompting a series of supportive actions by the Fed. In the face of all this, we continue to believe that our investment strategy, with its focus on capital preservation and liquidity, is as important as ever.

Please see footnotes on page 7.

8  |  Government Money Market Funds

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2019 to January 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2019	Ending account value 1-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,006.40	$3.03	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%

Administrator Class

Actual	$1,000.00	$1,007.72	$1.72	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.43	$1.73	0.34%

Institutional Class

Actual	$1,000.00	$1,008.43	$1.01	0.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%

Select Class

Actual	$1,000.00	$1,008.73	$0.71	0.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.43	$0.71	0.14%

Service Class

Actual	$1,000.00	$1,007.16	$2.27	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Government Money Market Funds  |  9

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value
Repurchase Agreements ^^: 54.25%
Bank of America, dated 1-31-2020, maturity value $200,026,167 (1)	1.57%	2-3-2020	$200,000,000	$200,000,000
Bank of Nova Scotia, dated 1-31-2020, maturity value $200,026,167 (2)	1.57	2-3-2020	200,000,000	200,000,000
Barclays Capital Incorporated, dated 1-31-2020, maturity value $1,446,989,290 (3)	1.57	2-3-2020	1,446,800,000	1,446,800,000
BNP Paribas, dated 1-31-2020, maturity value $350,046,667 (4)	1.60	2-3-2020	350,000,000	350,000,000
Citigroup Global Markets Incorporated, dated 1-30-2020, maturity value $250,076,319 (5)	1.57	2-6-2020	250,000,000	250,000,000
Credit Agricole SA, dated 1-31-2020, maturity value $250,076,319 (6)	1.57	2-7-2020	250,000,000	250,000,000
Fixed Income Clearing Corporation, dated 1-31-2020, maturity value $2,000,265,063 (7)	1.59	2-3-2020	2,000,000,063	2,000,000,063
Fixed Income Clearing Corporation, dated 1-31-2020, maturity value $250,033,125 (8)	1.59	2-3-2020	250,000,000	250,000,000
Fixed Income Clearing Corporation, dated 1-31-2020, maturity value $400,050,000 (9)	1.50	2-3-2020	400,000,000	400,000,000
ING Financial Markets LLC, dated 1-31-2020, maturity value $100,013,790 (10)	1.59	2-3-2020	100,000,540	100,000,540
JPMorgan Securities, dated 1-2-2020, maturity value $100,134,167 (11) ¢øø§	1.61	2-1-2020	100,000,000	100,000,000
MetLife Incorporated, dated 1-31-2020, maturity value $250,039,395 (12)	1.59	2-3-2020	250,006,269	250,006,269
MUFG Securities Canada Limited, dated 1-28-2020, maturity value $250,074,375 (13)	1.53	2-4-2020	250,000,000	250,000,000
MUFG Securities Canada Limited, dated 1-29-2020, maturity value $500,150,694 (14)	1.55	2-5-2020	500,000,000	500,000,000
MUFG Securities Canada Limited, dated 1-30-2020, maturity value $250,076,319 (15)	1.57	2-6-2020	250,000,000	250,000,000
MUFG Securities Canada Limited, dated 1-31-2020, maturity value $240,031,400 (16)	1.57	2-3-2020	240,000,000	240,000,000
Prudential, dated 1-31-2020, maturity value $6,187,075 (17)	1.60	2-3-2020	6,186,250	6,186,250
Prudential, dated 1-31-2020, maturity value $67,014,559 (18)	1.60	2-3-2020	67,005,625	67,005,625
Royal Bank of Scotland Securities Incorporated, dated 1-31-2020, maturity value $600,079,000 (19)	1.58	2-3-2020	600,000,000	600,000,000
Standard Chartered Bank, dated 1-31-2020, maturity value $250,032,917 (20)	1.58	2-3-2020	250,000,000	250,000,000

Total Repurchase Agreements (Cost $7,959,998,747)				7,959,998,747

Treasury Debt: 44.69%
U.S. Treasury Bill (z)	1.57	3-5-2020	80,000,000	79,892,156
U.S. Treasury Bill (z)	1.57	5-14-2020	20,000,000	19,912,747
U.S. Treasury Bill (z)	1.58	6-4-2020	80,000,000	79,574,898
U.S. Treasury Bill (z)	1.61	4-23-2020	25,000,000	24,911,111
U.S. Treasury Bill (z)	1.63	4-30-2020	25,000,000	24,902,034
U.S. Treasury Bill (z)	1.64	4-16-2020	40,000,000	39,868,194
U.S. Treasury Bill (z)	1.68	4-9-2020	260,000,000	259,207,541
U.S. Treasury Bill (z)	1.84	4-2-2020	50,000,000	49,850,861
U.S. Treasury Bill (z)	1.85	3-12-2020	55,000,000	54,893,771
U.S. Treasury Bill (z)	1.87	2-20-2020	30,000,000	29,973,792
U.S. Treasury Bill (z)	1.88	3-26-2020	165,000,000	164,557,177
U.S. Treasury Bill (z)	1.89	3-19-2020	165,000,000	164,613,225
U.S. Treasury Bill (z)	1.92	2-13-2020	15,000,000	14,992,083
U.S. Treasury Bill (z)	1.97	2-6-2020	55,000,000	54,991,073
U.S. Treasury Bill (z)	1.99	2-27-2020	95,000,000	94,875,847
U.S. Treasury Note	1.13	3-31-2020	75,000,000	74,902,278
U.S. Treasury Note	1.13	4-30-2020	60,000,000	59,912,577
U.S. Treasury Note	1.25	2-29-2020	110,000,000	109,934,872

The accompanying notes are an integral part of these financial statements.

10  |  Government Money Market Funds

Portfolio of investments—January 31, 2020

	Interest rate	Maturity date	Principal	Value

Treasury Debt (continued)
U.S. Treasury Note	1.38%	2-29-2020	$30,000,000	$29,985,673
U.S. Treasury Note	1.38	4-30-2020	100,000,000	99,829,227
U.S. Treasury Note	1.38	5-31-2020	20,000,000	19,967,787
U.S. Treasury Note	1.38	8-31-2020	90,000,000	89,825,623
U.S. Treasury Note	1.38	9-15-2020	120,000,000	119,829,753
U.S. Treasury Note	1.38	9-30-2020	20,000,000	19,968,536
U.S. Treasury Note	1.50	4-15-2020	20,000,000	19,978,181
U.S. Treasury Note	1.50	5-15-2020	20,000,000	19,970,497
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	1.57	4-30-2020	650,000,000	650,000,198
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.04%) ±	1.58	7-31-2020	460,000,000	459,998,329
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	1.58	10-31-2020	528,000,000	527,818,192
U.S. Treasury Note	1.63	6-30-2020	20,000,000	19,981,274
U.S. Treasury Note	1.63	7-31-2020	50,000,000	50,002,293
U.S. Treasury Note	1.63	10-15-2020	10,000,000	9,999,447
U.S. Treasury Note	1.63	11-30-2020	10,000,000	9,998,699
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.12%) ±	1.65	1-31-2021	520,000,000	519,795,225
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.14%) ±	1.67	4-30-2021	430,000,000	429,823,691
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.15%) ±	1.69	1-31-2022	60,000,000	60,000,000
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.22%) ±	1.76	7-31-2021	370,000,000	369,801,074
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.30%) ±	1.84	10-31-2021	390,000,000	390,254,932
U.S. Treasury Note	2.00	11-30-2020	20,000,000	20,056,599
U.S. Treasury Note	2.13	8-31-2020	30,000,000	30,080,228
U.S. Treasury Note	2.25	2-29-2020	30,000,000	30,004,032
U.S. Treasury Note	2.25	3-31-2020	70,000,000	70,032,569
U.S. Treasury Note	2.38	4-30-2020	127,000,000	127,131,764
U.S. Treasury Note	2.50	5-31-2020	135,000,000	135,258,458
U.S. Treasury Note	2.50	12-31-2020	60,000,000	60,480,346
U.S. Treasury Note	2.63	7-31-2020	180,000,000	180,820,861
U.S. Treasury Note	2.63	8-15-2020	45,000,000	45,234,087
U.S. Treasury Note	2.63	8-31-2020	30,000,000	30,166,181
U.S. Treasury Note	2.63	11-15-2020	80,000,000	80,586,348
U.S. Treasury Note	2.75	9-30-2020	170,000,000	171,242,183
U.S. Treasury Note	2.75	11-30-2020	65,000,000	65,583,636
U.S. Treasury Note	2.88	10-31-2020	90,000,000	90,814,688
U.S. Treasury Note	3.50	5-15-2020	30,000,000	30,134,594
U.S. Treasury Note	3.63	2-15-2020	70,000,000	70,034,692

Total Treasury Debt (Cost $6,556,256,134)				6,556,256,134

Total investments in securities (Cost $14,516,254,881)	98.94%	14,516,254,881

Other assets and liabilities, net	1.06	155,858,321

Total net assets	100.00%	$14,672,113,202

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  11

Portfolio of investments—January 31, 2020

^^	Collateralized by:
(1)	U.S. government securities, 1.00% to 2.25%, 4-30-2021 to 2-15-2046, fair value including accrued interest is $204,000,085.
(2)	U.S. government securities, 0.00% to 3.13%, 2-27-2020 to 5-15-2048, fair value including accrued interest is $204,000,000.
(3)	U.S. government securities, 1.75% to 3.63%, 6-30-2022 to 8-15-2043, fair value including accrued interest is $1,475,736,129.
(4)	U.S. government securities, 0.00% to 8.75%, 2-13-2020 to 5-15-2049, fair value including accrued interest is $357,000,003.
(5)	U.S. government securities, 0.38% to 2.25%, 9-30-2026 to 2-15-2027, fair value including accrued interest is $255,000,007.
(6)	U.S. government securities, 2.00% to 3.38%, 5-31-2024 to 5-15-2044, fair value including accrued interest is $255,000,044.
(7)	U.S. government securities, 0.13% to 2.13%, 4-15-2020 to 1-15-2030, fair value including accrued interest is $2,040,000,064.
(8)	U.S. government securities, 2.50% to 3.00%, 8-15-2045 to 5-15-2047, fair value including accrued interest is $255,000,658.
(9)	U.S. government securities, 1.38% to 1.75%, 1-31-2022 to 10-31-2026, fair value including accrued interest is $408,003,369.
(10)	U.S. government securities, 2.13%, 5-15-2022, fair value including accrued interest is $102,071,345.
(11)	U.S. government securities, 4.38%, 5-15-2040, fair value including accrued interest is $102,000,002.
(12)	U.S. government securities, 1.38% to 4.50%, 1-31-2021 to 2-15-2036, fair value including accrued interest is $253,098,793.
(13)	U.S. government securities, 0.13% to 4.75%, 10-15-2024 to 2-15-2049, fair value including accrued interest is $255,000,005.
(14)	U.S. government securities, 2.25% to 4.25%, 5-15-2039 to 8-15-2049 , fair value including accrued interest is $510,000,041.
(15)	U.S. government securities, 0.63% to 4.75%, 4-15-2023 to 8-15-2049, fair value including accrued interest is $255,000,059.
(16)	U.S. government securities, 0.63% to 4.25%, 1-15-2024 to 5-15-2039, fair value including accrued interest is $244,800,018.
(17)	U.S. government securities, 0.00%, 11-15-2026, fair value is $6,309,975.
(18)	U.S. government securities, 0.00% to 3.00%, 11-15-2021 to 11-15-2047, fair value including accrued interest is $68,345,738.
(19)	U.S. government securities, 0.00% to 1.00%, 2-15-2020 to 11-15-2049, fair value including accrued interest is $612,000,048.
(20)	U.S. government securities, 0.13% to 4.63%, 4-15-2020 to 11-15-2049, fair value including accrued interest is $255,000,000.
¢	The security represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
§	The security is subject to a demand feature which reduces the effective maturity.
(z)	Zero coupon security. The rate represents the current yield to maturity.
±	Variable rate investment. The rate shown is the rate in effect at period end.

The accompanying notes are an integral part of these financial statements.

12  |  Government Money Market Funds

Statement of assets and liabilities—January 31, 2020

Assets
Investments in repurchase agreements, at amortized cost	$7,959,998,747
Investments in unaffiliated securities, at amortized cost	6,556,256,134
Cash	207,094,407
Receivable for Fund shares sold	2,205,222
Receivable for interest	13,024,557
Prepaid expenses and other assets	1,032,870

Total assets	14,739,611,937

Liabilities
Payable for investments purchased	50,861,559
Payable for Fund shares redeemed	1,240,685
Management fee payable	1,593,997
Dividends payable	11,993,027
Administration fees payable	1,310,637
Trustees’ fees and expenses payable	4,255
Accrued expenses and other liabilities	494,575

Total liabilities	67,498,735

Total net assets	$14,672,113,202

Net assets consist of
Paid-in capital	$14,672,325,766
Total distributable loss	(212,564)

Total net assets	$14,672,113,202

Computation of net asset value per share
Net assets – Class A	$1,379,058,852
Shares outstanding – Class A1	1,378,885,082
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$137,102,062
Shares outstanding – Administrator Class[1]	137,084,567
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$11,295,226,396
Shares outstanding – Institutional Class[1]	11,293,735,677
Net asset value per share – Institutional Class	$1.00
Net assets – Select Class	$691,824,640
Shares outstanding – Select Class[1]	691,750,090
Net asset value per share – Select Class	$1.00
Net assets – Service Class	$1,168,901,252
Shares outstanding – Service Class[1]	1,168,751,752
Net asset value per share – Service Class	$1.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  13

Statement of operations—year ended January 31, 2020

Investment income
Interest	$333,432,655

Expenses
Management fee	21,798,504
Administration fees
Class A	2,866,747
Administrator Class	96,367
Institutional Class	9,603,022
Select Class	328,315 [1]
Service Class	1,660,597
Sweep Class	24 [2]
Shareholder servicing fees
Class A	3,257,667
Administrator Class	96,367
Service Class	3,456,324
Sweep Class	210 [2]
Distribution fee
Sweep Class	292 [2]
Custody and accounting fees	224,630
Professional fees	49,835
Registration fees	91,552
Shareholder report expenses	39,357
Trustees’ fees and expenses	20,954
Other fees and expenses	97,045

Total expenses	43,687,809
Less: Fee waivers and/or expense reimbursements
Fund-level	(283,370)
Class A	(146,924)
Administrator Class	(1,422)
Institutional Class	(2,552,724)
Select Class	(328,315)[1]
Service Class	(844,835)

Net expenses	39,530,219

Net investment income	293,902,436
Net realized gains on investments	77,169

Net increase in net assets resulting from operations	$293,979,605

[1]	For the period from March 15, 2019 (commencement of class operations) to January 31, 2020

[2]

For the period from February 1, 2019 to November 29, 2019. Effective at the close of business on November 29, 2019, Sweep Class shares were liquidated and the class was subsequently closed. Sweep Class shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

14  |  Government Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2020		Year ended January 31, 2019

Operations
Net investment income		$293,902,436		$252,918,099
Net realized gains on investments		77,169		48,547

Net increase in net assets resulting from operations		293,979,605		252,966,646

Distributions to shareholders from net investment income and net realized gains
Class A		(19,977,039)		(19,056,287)
Administrator Class		(1,774,446)		(1,412,617)
Institutional Class		(233,671,816)		(211,798,222)
Select Class		(14,829,426)[1]		N/A
Service Class		(23,697,019)		(20,731,069)
Sweep Class		(1,237)[2]		(1,194)

Total distributions to shareholders		(293,950,983)		(252,999,389)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,983,130,114	8,983,130,114	11,127,666,658	11,127,666,658
Administrator Class	648,439,409	648,439,409	897,131,428	897,131,428
Institutional Class	92,366,552,858	92,366,552,858	96,585,943,995	96,585,943,995
Select Class	4,951,631,188 [1]	4,951,631,188 [1]	N/A	N/A
Service Class	7,712,455,249	7,712,455,249	5,871,089,621	5,871,089,621

		114,662,208,818		114,481,831,702

Reinvestment of distributions
Class A	10,091,843	10,091,843	9,016,382	9,016,382
Administrator Class	1,739,531	1,739,531	1,299,659	1,299,659
Institutional Class	86,905,773	86,905,773	73,636,342	73,636,342
Select Class	11,537,230 [1]	11,537,230 [1]	N/A	N/A
Service Class	5,190,841	5,190,841	5,760,060	5,760,060

		115,465,218		89,712,443

Payment for shares redeemed
Class A	(8,816,940,672)	(8,816,940,672)	(11,225,626,967)	(11,225,626,967)
Administrator Class	(614,418,973)	(614,418,973)	(939,295,687)	(939,295,687)
Institutional Class	(93,625,030,718)	(93,625,030,718)	(97,277,939,890)	(97,277,939,890)
Select Class	(4,271,418,328)[1]	(4,271,418,328)[1]	N/A	N/A
Service Class	(7,980,153,399)	(7,980,153,399)	(5,904,735,073)	(5,904,735,073)
Sweep Class	(100,073)[2]	(100,073)[2]	0	0

		(115,308,062,163)		(115,347,597,617)

Net decrease in net assets resulting from capital share transactions		(530,388,127)		(776,053,472)

Total decrease in net assets		(530,359,505)		(776,086,215)

Net assets
Beginning of period		15,202,472,707		15,978,558,922

End of period		$14,672,113,202		$15,202,472,707

[1]	For the period from March 15, 2019 (commencement of class operations) to January 31, 2020

[2]

For the period from February 1, 2019 to November 29, 2019. Effective at the close of business on November 29, 2019, Sweep Class shares were liquidated and the class was subsequently closed. Sweep Class shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  15

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.01	0.00 [1]	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.56%	1.37%	0.38%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.61%	0.62%	0.62%	0.62%
Net expenses	0.60%	0.60%	0.61%	0.39%	0.11%
Net investment income	1.53%	1.36%	0.38%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,379,059	$1,202,749	$1,291,723	$1,745,419	$1,956,626

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

16  |  Government Money Market Funds

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.83%	1.63%	0.65%	0.06%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.35%	0.35%	0.34%	0.34%
Net expenses	0.34%	0.35%	0.35%	0.34%	0.10%
Net investment income	1.84%	1.48%	0.61%	0.05%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$137,102	$101,340	$142,198	$106,246	$101,432

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.97%	1.78%	0.79%	0.20%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.22%	0.23%	0.23%	0.23%
Net expenses	0.20%	0.20%	0.20%	0.20%	0.10%
Net investment income	1.95%	1.77%	0.81%	0.20%	0.02%
Supplemental data
Net assets, end of period (000s omitted)	$11,295,226	$12,466,864	$13,085,244	$11,489,674	$12,617,153

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

18  |  Government Money Market Funds

Financial highlights

(For a share outstanding throughout the period)

Year ended
SELECT CLASS	January 31, 2020[1]
Net asset value, beginning of period	$1.00
Net investment income	0.02
Net realized gains on investments	0.00 [2]

Total from investment operations	0.02
Distributions to shareholders from
Net investment income	(0.02)
Net realized gains	(0.00)[2]

Total distributions to shareholders	(0.02)
Net asset value, end of period	$1.00
Total return[3]	1.74%
Ratios to average net assets (annualized)
Gross expenses	0.18%
Net expenses	0.14%
Net investment income	1.81%
Supplemental data
Net assets, end of period (000s omitted)	$691,825

[1]	For the period from March 15, 2019 (commencement of class operations) to January 31, 2020

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Total from investment operations	0.02	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net realized gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.02)	(0.02)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.72%	1.53%	0.54%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.51%	0.52%	0.52%	0.52%
Net expenses	0.45%	0.45%	0.45%	0.38%	0.11%
Net investment income	1.71%	1.51%	0.54%	0.03%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,168,901	$1,431,420	$1,459,295	$1,500,467	$1,339,895

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20  |  Government Money Market Funds

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Treasury Plus Money Market Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on November 29, 2019, Sweep Class shares of the Fund were liquidated and the class was subsequently closed. Sweep class shares are no longer offered by the Fund. Information for Sweep Class shares reflected in the financial statements represents activity through November 29, 2019.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Government Money Market Funds  |  21

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2020, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Repurchase agreements	$0	$7,959,998,747	$0	$7,959,998,747

Treasury debt	0	6,556,256,134	0	6,556,256,134

Total assets	$0	$14,516,254,881	$0	$14,516,254,881

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended January 31, 2020, the Fund did not have any transfers into/out of Level 3.

22  |  Government Money Market Funds

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.15%

Next $5 billion	0.14

Over $10 billion	0.13

For the year ended January 31, 2020, the management fee was equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A	0.22%

Administrator Class	0.10

Institutional Class	0.08

Select Class	0.04

Service Class	0.12

Sweep Class	0.03

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 0.34% for Administrator Class shares, 0.20% for Institutional Class shares, 0.14% for Select Class shares, and 0.45% for Service Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee was charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of the average daily net assets of Sweep Class shares.

Government Money Market Funds  |  23

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $293,950,983 and $252,999,389 of ordinary income for the years ended January 31, 2020 and January 31, 2019, respectively.

As of January 31, 2020, distributable earnings on a tax basis consisted of $11,953,797 in undistributed ordinary income.

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

8. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19.

24  |  Government Money Market Funds

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Treasury Plus Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

March 31, 2020

Government Money Market Funds  |  25

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2020, $300,658,051 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2020, $48,547 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2020, 40.14% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

26  |  Government Money Market Funds

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 149 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Government Money Market Funds  |  27

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Government Money Market Funds

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 85 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Government Money Market Funds  |  29

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-03806 03-20

A314/AR314 01-20

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended January 31, 2020	Fiscal year ended January 31, 2019
Audit fees	$343,480	$317,230
Audit-related fees	—	—
Tax fees (1)	15,840	15,520
All other fees	—	—

	$359,320	$332,750

(1) Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODE

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen
Andrew Owen
President

Date:	March 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen
Andrew Owen
President

Date:	March 31, 2020

By:
/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	March 31, 2020